As filed with the Securities and Exchange Commission on
                               December 28, 2011


                                                             File Nos. 333-87002
                                                                       811-21081

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 27      X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 30             X


                  AllianceBernstein Blended Style Series, Inc.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
                                 (800) 221-5672
              (Registrant's Telephone Number, including Area Code)

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               1200 G Street, NW
                                   Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on December 31, 2011 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 27 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy. No information contained in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein U.S. Large Cap Portfolio of the Registrant is amended or superseded hereby.

RETAIL STRATEGIES - RETAIL SHARES -- (A, B, C AND ADVISOR CLASS SHARES)

PROSPECTUS  |  DECEMBER 31, 2011


AllianceBernstein Retirement Strategies(R)
(Shares Offered--Exchange Ticker Symbol)


 AllianceBernstein 2000 Retirement Strategy                AllianceBernstein 2030 Retirement Strategy
 (Class A-LTAAX; Class B-LTABX; Class C-LTACX; Advisor     (Class A-LTJAX; Class B-LTJBX; Class C-LTJCX; Advisor
   Class-LTAVX)                                              Class-LTJVX)

 AllianceBernstein 2005 Retirement Strategy                AllianceBernstein 2035 Retirement Strategy
 (Class A-LTBAX; Class B-LTCBX; Class C-LTSCX; Advisor     (Class A-LTKAX; Class B-LTKBX; Class C-LTKCX; Advisor
   Class-LTBVX)                                              Class-LTKVX)

 AllianceBernstein 2010 Retirement Strategy                AllianceBernstein 2040 Retirement Strategy
 (Class A-LTDAX; Class B-LTDBX; Class C-LTDCX; Advisor     (Class A-LTLAX; Class B-LTLBX; Class C-LTLCX; Advisor
   Class-LTDVX)                                              Class-LTLVX)

 AllianceBernstein 2015 Retirement Strategy                AllianceBernstein 2045 Retirement Strategy
 (Class A-LTEAX; Class B-LTGBX; Class C-LTECX; Advisor     (Class A-LTPAX; Class B-LTPBX; Class C-LTPCX; Advisor
   Class-LTEVX)                                              Class-LTPVX)

 AllianceBernstein 2020 Retirement Strategy                AllianceBernstein 2050 Retirement Strategy
 (Class A-LTHAX; Class B-LTHBX; Class C-LTHCX; Advisor     (Class A-LTQAX; Class B-LTQBX; Class C-LTQCX; Advisor
   Class-LTHVX)                                              Class-LTQVX)

 AllianceBernstein 2025 Retirement Strategy                AllianceBernstein 2055 Retirement Strategy
 (Class A-LTIAX; Class B-LTIBX; Class C-LTICX; Advisor     (Class A-LTWAX; Class B-LTWBX; Class C-LTWCX; Advisor
   Class-LTIVX)                                              Class-LTWVX)


Each of the AllianceBernstein Retirement Strategies seeks the highest total return over time consistent with its asset mix. The asset mix in each AllianceBernstein Retirement Strategy will emphasize capital growth for periods further from retirement (which, for example, is the case for the AllianceBernstein 2055 Retirement Strategy) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AllianceBernstein 2000 Retirement Strategy). All AllianceBernstein Retirement Strategies will eventually have a static asset allocation mix fifteen years after the target retirement year.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY INFORMATION......................................................   4

  ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY.............................   4

  ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY.............................   9

  ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY.............................  14

  ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY.............................  19

  ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY.............................  24

  ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY.............................  29

  ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY.............................  34

  ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY.............................  39

  ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY.............................  44

  ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY.............................  49

  ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY.............................  54

  ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY.............................  59

DESCRIPTION OF THE STRATEGIES............................................  65

  Description of Underlying Portfolios...................................  65

  Investment Objectives and Principal Policies of Underlying Portfolios..  66

INVESTING IN THE STRATEGIES..............................................  69

  How to Buy Shares......................................................  69

  The Difference Share Class Expenses....................................  70

  Sales Charge Reduction Programs........................................  71

  CDSC Waivers and Other Programs........................................  72

  The "Pros" and "Cons" of Different Share Classes.......................  73

  Payments to Financial Advisors and Their Firms.........................  73

  How to Exchange Shares.................................................  75

  How to Sell or Redeem Shares...........................................  75

  Frequent Purchases and Redemptions of Strategy Shares..................  75

  How the Strategies Value Their Shares..................................  77

MANAGEMENT OF THE STRATEGIES.............................................  78

  Investment Adviser.....................................................  78

  Portfolio Managers.....................................................  78

  Performance of Equity and Fixed-Income Investment Teams................  79

  Transfer Agency and Retirement Plan Services...........................  81

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  82

GENERAL INFORMATION......................................................  83

GLOSSARY OF INVESTMENT TERMS.............................................  84

FINANCIAL HIGHLIGHTS.....................................................  85

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............. A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     4.25%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           4.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.12%   0.15%   0.19%      0.15%
  Other Expenses                                                                          1.00%   0.99%   0.98%      0.98%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      1.12%   1.14%   1.17%      1.13%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  2.02%   2.74%   2.77%      1.73%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (1.16)% (1.18)% (1.21)%    (1.17)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.86%   1.56%   1.56%      0.56%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years.
   The contingent deferred sales charge, or CDSC, decreases over time. For
   Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  509  $  559  $  259     $   57
After 3 Years   $  924  $  938  $  745     $  431
After 5 Years   $1,364  $1,345  $1,357     $  829
After 10 Years  $2,584  $2,810  $3,011     $1,943
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  509  $  159  $  159     $   57
After 3 Years   $  924  $  738  $  745     $  431
After 5 Years   $1,364  $1,345  $1,357     $  829
After 10 Years  $2,584  $2,810  $3,011     $1,943
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 36% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's net asset value ("NAV") when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -1.91%.


                                    [CHART]

                             Calendar Year End (%)

 01     02     03      04     05     06      07      08     09      10
----   ----   ----    ----   ----   ----    ----    ----   ----    ----
n/a    n/a    n/a     n/a    n/a    12.15%  5.79%  -25.50% 22.84%  9.99%







During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 12.05%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -13.63%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               5.35% 2.71%     3.14%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               4.50% 1.80%     2.28%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   3.56% 1.86%     2.26%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               5.16% 2.86%     3.23%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               8.16% 2.87%     3.25%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              10.09% 3.88%     4.25%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                           9.82% 4.56%     4.67%
----------------------------------------------------------------------------------------------------------





(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                     CLASS B SHARES
                                                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                       4.25%            None            None       None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None           4.00%(a)        1.00%(b)     None
-------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                              None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.11%   0.12%   0.18%      0.14%
  Other Expenses                                                                          0.85%   0.86%   0.85%      0.84%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.96%   0.98%   1.03%      0.98%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.86%   2.58%   2.63%      1.58%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.94)% (0.96)% (1.01)%    (0.96)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.92%   1.62%   1.62%      0.62%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  515  $  565  $  265     $   63
After 3 Years   $  897  $  911  $  721     $  405
After 5 Years   $1,304  $1,284  $1,305     $  770
After 10 Years  $2,439  $2,666  $2,889     $1,797
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  515  $  165  $  165     $   63
After 3 Years   $  897  $  711  $  721     $  405
After 5 Years   $1,304  $1,284  $1,305     $  770
After 10 Years  $2,439  $2,666  $2,889     $1,797
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 13% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -3.77%.


                                    [CHART]

                            Calendar Year End (%)

   01      02      03      04      05      06      07      08      09     10
  ----    ----    ----    ----    ----    ----    ----    ----    ----   ----
  n/a     n/a     n/a     n/a     n/a    12.83%   5.40%  -29.28%  26.40% 11.08%







During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 13.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -15.72%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               6.41% 2.48%     2.98%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               5.49% 1.50%     2.05%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   4.29% 1.66%     2.11%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               6.22% 2.64%     3.08%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               9.24% 2.62%     3.05%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              11.39% 3.66%     4.10%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          11.17% 4.42%     4.62%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                    CLASS B SHARES
                                                        CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                        SHARES    TO NEW INVESTORS)    SHARES       SHARES
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%           None            None        None
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                             None          4.00%(a)        1.00%(b)     None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None           None            None        None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.11%   0.15%   0.15%      0.11%
  Other Expenses                                                                          0.19%   0.19%   0.19%      0.18%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.30%   0.34%   0.34%      0.29%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.20%   1.94%   1.94%      0.89%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.26)% (0.30)% (0.30)%    (0.25)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.94%   1.64%   1.64%      0.64%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  517  $  567  $  167     $   65
After 3 Years   $  765  $  780  $  580     $  259
After 5 Years   $1,033  $1,019  $1,019     $  469
After 10 Years  $1,796  $2,048  $2,240     $1,073
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  517  $  167  $  167     $   65
After 3 Years   $  765  $  580  $  580     $  259
After 5 Years   $1,033  $1,019  $1,019     $  469
After 10 Years  $1,796  $2,048  $2,240     $1,073
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 11% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -5.67%.



                                    [CHART]

                             Calendar Year End (%)


 01     02     03      04     05      06      07      08      09       10
----   ----   ----    ----   ----    ----    ----    ----    ----     ----
 n/a   n/a    n/a     n/a    n/a    13.97%   5.65%  -32.88%  29.24%   12.02%






During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 15.71%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -17.88%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.26% 2.30%     2.88%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               6.37% 1.37%     2.00%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   4.88% 1.54%     2.06%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.29% 2.48%     2.98%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.30% 2.48%     2.99%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.43% 3.52%     4.02%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          12.49% 4.28%     4.55%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .60%    .60%    .60%       .60%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.09%   0.12%   0.12%      0.09%
  Other Expenses                                                                          0.11%   0.10%   0.11%      0.11%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.20%   0.22%   0.23%      0.20%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.15%   1.87%   1.88%      0.85%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.17)% (0.19)% (0.20)%    (0.17)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.98%   1.68%   1.68%      0.68%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  521  $  571  $  271     $   69
After 3 Years   $  759  $  769  $  571     $  254
After 5 Years   $1,015  $  993  $  998     $  455
After 10 Years  $1,749  $1,987  $2,185     $1,033
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  521  $  171  $  171     $   69
After 3 Years   $  759  $  569  $  571     $  254
After 5 Years   $1,015  $  993  $  998     $  455
After 10 Years  $1,749  $1,987  $2,185     $1,033
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 16% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -7.31%.


                                    [CHART]

                           Calendar Year End (%)

 01     02     03      04     05      06      07      08      09       10
----   ----   ----    ----   ----    ----    ----    ----    ----     ----
n/a    n/a    n/a     n/a    n/a    15.28%   5.45%  -35.67%  30.68%   12.49%








During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 16.69%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.40%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.71% 1.94%     2.63%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               6.86% 1.12%     1.85%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.19% 1.29%     1.90%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.78% 2.15%     2.77%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.78% 2.13%     2.77%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.86% 3.17%     3.80%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          13.15% 4.05%     4.40%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .60%    .60%    .60%       .60%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.09%   0.13%   0.13%      0.09%
  Other Expenses                                                                          0.09%   0.08%   0.08%      0.09%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.18%   0.21%   0.21%      0.18%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.13%   1.86%   1.86%      0.83%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.11)% (0.14)% (0.14)%    (0.11)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.02%   1.72%   1.72%      0.72%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  525  $  575  $  275     $   74
After 3 Years   $  758  $  771  $  571     $  254
After 5 Years   $1,011  $  993  $  993     $  450
After 10 Years  $1,732  $1,977  $2,168     $1,015
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  525  $  175  $  175     $   74
After 3 Years   $  758  $  571  $  571     $  254
After 5 Years   $1,011  $  993  $  993     $  450
After 10 Years  $1,732  $1,977  $2,168     $1,015
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -9.01%.


                                     [CHART]

                             Calendar Year End (%)

  01      02      03      04      05      06      07      08      09      10
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     n/a     n/a   16.17%   5.00%  -38.20%  31.93%  12.92%


During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 17.87%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.86%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               8.15% 1.45%     2.29%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.41% 0.70%     1.58%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.48% 0.92%     1.66%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               8.01% 1.61%     2.37%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              11.11% 1.65%     2.41%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              13.28% 2.68%     3.43%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          13.67% 3.77%     4.19%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees(c)                                                                         .60%    .60%    .60%       .60%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.12%   0.16%   0.17%      0.12%
  Other Expenses                                                                          0.10%   0.11%   0.11%      0.11%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.22%   0.27%   0.28%      0.23%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%      0.05%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.17%   1.92%   1.93%      0.88%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(d)                                              (0.13)% (0.18)% (0.19)%    (0.14)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.04%   1.74%   1.74%      0.74%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)Adjusted to reflect current Fees.

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  527  $  577  $  277     $   76
After 3 Years   $  768  $  786  $  588     $  267
After 5 Years   $1,069  $1,020  $1,024     $  474
After 10 Years  $1,774  $2,033  $2,238     $1,071
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  527  $  177  $  177     $   76
After 3 Years   $  768  $  586  $  588     $  267
After 5 Years   $1,069  $1,020  $1,024     $  474
After 10 Years  $1,774  $2,033  $2,238     $1,071
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -10.80%.

                                     [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
   n/a     n/a     n/a     n/a     n/a   17.07%   5.23%   -40.13% 32.81% 13.05%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.69%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.93%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               8.20% 1.19%     2.40%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.53% 0.50%     1.75%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.54% 0.75%     1.81%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               8.21% 1.34%     2.50%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              11.31% 1.38%     2.53%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              13.43% 2.38%     3.55%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.18% 3.60%     4.09%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%            None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.12%   0.16%   0.17%      0.12%
  Other Expenses                                                                          0.12%   0.12%   0.08%      0.12%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.24%   0.28%   0.25%      0.24%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.04%   0.04%   0.04%      0.04%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.23%   1.97%   1.94%      0.93%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.17)% (0.21)% (0.18)%    (0.17)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  279     $   78
After 3 Years   $  783  $  798  $  592     $  279
After 5 Years   $1,056  $1,043  $1,030     $  498
After 10 Years  $1,836  $2,087  $2,250     $1,127
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:




                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $  783  $  598  $  592     $  279
After 5 Years   $1,056  $1,043  $1,030     $  498
After 10 Years  $1,836  $2,087  $2,250     $1,127
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -12.38%.


                                     [CHART]

                             Calendar Year End (%)

  01      02      03       04      05      06     07     08       09       10
 ----    ----    ----    -----    ----   ------  ----  ------   ------   ------
 n/a     n/a     n/a      n/a     n/a    17.64%  5.52% -40.98%  32.70%   12.79%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.78%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.32%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               8.02% 0.98%     1.87%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.53% 0.41%     1.34%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.45% 0.64%     1.42%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               8.00% 1.15%     1.96%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              11.13% 1.15%     1.96%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              13.29% 2.19%     3.01%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.24% 3.46%     4.01%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     4.25%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           4.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.13%   0.17%   0.18%      0.13%
  Other Expenses                                                                          0.16%   0.16%   0.17%      0.17%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.29%   0.33%   0.35%      0.30%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.04%   0.04%   0.04%      0.04%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.28%   2.02%   2.04%      0.99%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.22)% (0.26)% (0.28)%    (0.23)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  179     $   78
After 3 Years   $  793  $  808  $  613     $  292
After 5 Years   $1,077  $1,064  $1,072     $  525
After 10 Years  $1,886  $2,136  $2,347     $1,192
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $  793  $  608  $  613     $  292
After 5 Years   $1,077  $1,064  $1,072     $  525
After 10 Years  $1,886  $2,136  $2,347     $1,192
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -13.69%.

                                    [CHART]

                             Calendar Year End (%)

 01     02     03     04      05      06      07      08      09      10
-----  -----  -----  -----  -----   -----   -----    -----   -----   -----
 n/a    n/a    n/a    n/a     n/a   17.25%   5.71%  -41.49%  31.52%  12.69%



During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.59%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.48%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.90% 0.58%     1.62%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.58% 0.09%     1.16%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.38% 0.34%     1.24%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.94% 0.72%     1.71%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              11.05% 0.74%     1.73%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              13.09% 1.75%     2.73%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.19% 3.19%     3.77%
----------------------------------------------------------------------------------------------------------





(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     4.25%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           4.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.13%   0.17%   0.22%      0.13%
  Other Expenses                                                                          0.19%   0.19%   0.19%      0.20%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.32%   0.36%   0.41%      0.33%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.03%   0.03%   0.03%      0.03%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.30%   2.04%   2.09%      1.01%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.24)% (0.28)% (0.33)%    (0.25)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  279     $   78
After 3 Years   $  757  $  813  $  623     $  257
After 5 Years   $1,086  $1,072  $1,093     $  534
After 10 Years  $1,906  $2,156  $2,395     $1,214
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $  757  $  613  $  623     $  257
After 5 Years   $1,086  $1,072  $1,093     $  534
After 10 Years  $1,906  $2,156  $2,395     $1,214
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -14.37%.

                                     [CHART]

                             Calendar Year End (%)

  01      02      03      04      05      06      07      08      09      10
 ----    ----    ----    ----    ----   -----    ----   ------   -----   -----
  n/a     n/a     n/a     n/a     n/a   17.78%   5.61%  -41.35%  31.55%  12.56%



During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.62%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.39%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.77% 0.68%     1.84%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.49% 0.23%     1.41%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.30% 0.44%     1.44%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.88% 0.87%     1.96%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.76% 0.87%     1.96%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.94% 1.87%     2.96%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.25% 3.20%     3.78%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                              CLASS B SHARES
                                                                  CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                  SHARES    TO NEW INVESTORS)    SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                4.25%            None            None       None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                                None           4.00%(a)        1.00%(b)     None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.19%   0.27%   0.28%      0.20%
  Other Expenses                                                                          0.29%   0.28%   0.29%      0.28%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      0.48%   0.55%   0.57%      0.48%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.03%   0.03%   0.03%      0.03%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  1.46%   2.23%   2.25%      1.16%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.40)% (0.47)% (0.49)%    (0.40)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  279     $   78
After 3 Years   $  829  $  852  $  656     $  329
After 5 Years   $1,152  $1,152  $1,160     $  600
After 10 Years  $2,064  $2,333  $2,547     $1,373
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $  829  $  652  $  656     $  329
After 5 Years   $1,152  $1,152  $1,160     $  600
After 10 Years  $2,064  $2,333  $2,547     $1,373
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 17% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.05%.


                                     [CHART]

                             Calendar Year End (%)

  01      02      03      04      05     06       07      08      09      10
 ----    ----    ----    ----    ----   -----    ----    -----   -----   -----
  n/a     n/a     n/a     n/a     n/a   17.66%   5.72%  -41.53%  31.34%  12.35%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.57%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.49%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEAR INCEPTION(a)
----------------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.59% 0.55%     1.66%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.33% 0.09%     1.22%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.18% 0.35%     1.31%
----------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.57% 0.69%     1.76%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.58% 0.70%     1.76%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.72% 1.72%     2.79%
----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06% 2.29%     2.68%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54% 5.80%     5.32%
----------------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.26% 3.20%     3.78%
----------------------------------------------------------------------------------------------------------



(a)Inception date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     4.25%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           4.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          0.29%   0.38%   0.31%      0.34%
  Other Expenses                                                                          1.53%   1.54%   1.54%      1.51%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      1.82%   1.92%   1.85%      1.85%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.02%   0.02%   0.02%      0.02%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  2.79%   3.59%   3.52%      2.52%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (1.73)% (1.83)% (1.76)%    (1.76)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  279     $   78
After 3 Years   $1,096  $1,131  $  916     $  616
After 5 Years   $1,689  $1,704  $1,676     $1,182
After 10 Years  $3,290  $3,554  $3,676     $2,723
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $1,096  $  931  $  916     $  616
After 5 Years   $1,689  $1,704  $1,676     $1,182
After 10 Years  $3,290  $3,554  $3,676     $2,723
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 32% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.27%.


                                     [CHART]

                             Calendar Year End (%)

  01      02      03      04      05      06     07     08      09       10
 ----    ----    ----    ----    ----    ----   ----   -----   -----    -----
 n/a     n/a     n/a     n/a     n/a     n/a    n/a   -40.87%  33.51%   12.40%


During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.72%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.66%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                          SINCE
                                                                                1 YEAR INCEPTION(a)
---------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.63%    -3.92%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.06%    -4.48%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.17%    -3.60%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.61%    -3.66%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.60%    -3.37%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.74%    -2.44%
---------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06%    -2.84%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54%     6.78%
---------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.26%    -2.95%
---------------------------------------------------------------------------------------------------



(a)Inception date is 6/29/07 for Class A, Class B, Class C and Advisor Class shares.
(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2007      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2007      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 71 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 105 of the Strategy's SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES       SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     4.25%            None            None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           4.00%(a)        1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None             None            None       None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%       .65%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                                                          1.01%   1.15%   0.88%      2.29%
  Other Expenses                                                                          6.58%   6.59%   6.59%      6.50%
                                                                                        ------- ------- -------    -------
Total Other Expenses                                                                      7.59%   7.74%   7.47%      8.79%
                                                                                        ======= ======= =======    =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.02%   0.02%   0.02%      0.02%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses                                                  8.56%   9.41%   9.14%      9.46%
                                                                                        ======= ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)                                              (7.50)% (7.65)% (7.38)%    (8.70)%
                                                                                        ------- ------- -------    -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.76%   1.76%      0.76%
                                                                                        ======= ======= =======    =======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategies prior to the end of the Strategy's fiscal year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  579  $  279     $   78
After 3 Years   $2,172  $2,230  $1,989     $1,963
After 5 Years   $3,701  $3,735  $3,652     $3,684
After 10 Years  $7,071  $7,255  $7,243     $7,357
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  179  $  179     $   78
After 3 Years   $2,172  $2,037  $1,989     $1,963
After 5 Years   $3,701  $3,735  $3,652     $3,684
After 10 Years  $7,071  $7,255  $7,243     $7,357
-----------------------------------------------------


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 49% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%

PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.66%.

                                     [CHART]

                             Calendar Year End (%)

 01      02      03      04      05      06     07      08       09        10
----    ----    ----    ----    ----    ----   ----   ------   ------    ------
 n/a    n/a     n/a     n/a     n/a     n/a    n/a    -40.87%  31.38%    12.41%



During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.56%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.61%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                          SINCE
                                                                                1 YEAR INCEPTION(a)
---------------------------------------------------------------------------------------------------
Class A(b)     Return Before Taxes                                               7.69%    -4.48%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               7.61%    -4.90%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   5.07%    -3.97%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                               7.58%    -4.24%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              10.59%    -4.01%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              12.78%    -3.04%
---------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)                             15.06%    -2.84%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)                              6.54%     6.78%
---------------------------------------------------------------------------------------------------
Composite Benchmark(c)                                                          14.26%    -2.95%
---------------------------------------------------------------------------------------------------



(a)Inception date is 6/29/07 for Class A, Class B, Class C and Advisor Class shares.

(b)After-tax returns:


   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2007      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2007      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS

                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs          $2,500                    $50
(Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500               $50
                                                                                         If initial investment is
                                                                                        less than $2,500, then $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or              None                    None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------------


You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).


     .   TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DESCRIPTION OF THE STRATEGIES
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about each Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS
Each Strategy invests in a combination of Underlying Portfolios. Each Strategy's target asset allocation is intended to diversify its investments among various asset classes, such as stocks and bonds.


The Adviser does not intend to make frequent tactical adjustments to the target asset mix or to trade actively among Underlying Portfolios, other than the periodic adjustments described above. However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Portfolio weightings and to substitute other Underlying Portfolios from time to time should circumstances warrant. The following table shows which Underlying Portfolios are being used within each asset class as of January 1, 2012 and the target allocations for each Strategy:

PERCENTAGE OF ALLIANCEBERNSTEIN RETIREMENT STRATEGY

INVESTED IN THE SPECIFIED UNDERLYING PORTFOLIO AS OF JANUARY 1, 2012



                CURRENT FUND            2055  2050  2045  2040  2035  2030  2025  2020  2015  2010  2005  2000  N/A*
---------------------------------------------------------------------------------------------------------------------
ASSET CLASS     UNDERLYING PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
SHORT DURATION
BONDS           Short Duration Bond        --    --    --    --    --    --    --    --    --  3.60 12.60 21.80 27.50
---------------------------------------------------------------------------------------------------------------------
BONDS           SUBTOTAL                 5.00  5.00  5.00  5.00  7.00 11.60 16.80 23.80 30.80 35.40 36.40 37.20 37.50
                -----------------------------------------------------------------------------------------------------
                Bond Inflation
                Protection                 --    --    --    --    --    --  1.60  6.00 11.00 14.40 15.00 15.00 15.00
                -----------------------------------------------------------------------------------------------------
                Global Core Bond         5.00  5.00  5.00  5.00  5.00  5.80  8.20 10.80 12.80 14.80 17.40 20.70 22.50
                -----------------------------------------------------------------------------------------------------
                High-Yield                 --    --    --    --  2.00  5.80  7.00  7.00  7.00  6.20  4.00  1.50    --
---------------------------------------------------------------------------------------------------------------------
REAL RETURN     Multi-Asset Real Return  5.00  5.00  5.00  5.00  5.80  7.60  9.10 10.00 10.00  9.40  7.90  7.00  7.00
---------------------------------------------------------------------------------------------------------------------
STOCKS          SUBTOTAL                90.00 90.00 90.00 90.00 87.20 80.80 74.10 66.20 59.20 51.60 43.10 34.00 28.00
                -----------------------------------------------------------------------------------------------------
                U.S. Large Cap Growth   20.50 20.50 20.10 19.00 17.45 15.25 12.75 10.65  9.25  7.68  5.97  4.75  4.00
                -----------------------------------------------------------------------------------------------------
                U.S. Large Cap Value    20.50 20.50 20.10 19.00 17.45 15.25 12.75 10.65  9.25  7.68  5.97  4.75  4.00
                -----------------------------------------------------------------------------------------------------
                Small-Mid Cap Value      6.50  6.50  6.30  5.90  5.45  4.70  3.95  3.20  2.45  1.80  1.30  0.90  0.75
                -----------------------------------------------------------------------------------------------------
                Small-Mid Cap Growth     6.50  6.50  6.30  5.90  5.45  4.70  3.95  3.20  2.45  1.80  1.30  0.90  0.75
                -----------------------------------------------------------------------------------------------------
                International Value     18.00 18.00 17.60 16.60 15.20 13.20 11.10  9.25  7.90  6.32  4.78  3.60  3.00
                -----------------------------------------------------------------------------------------------------
                International Growth    18.00 18.00 17.60 16.60 15.20 13.20 11.10  9.25  7.90  6.32  4.78  3.60  3.00
                -----------------------------------------------------------------------------------------------------
                Volatility Management      --    --  2.00  7.00 11.00 14.50 18.50 20.00 20.00 20.00 19.00 15.50 12.50
---------------------------------------------------------------------------------------------------------------------



*This allocation is not specific to any Strategy, but reflects the expected future allocations of any Strategy once it reaches 15 years after its retirement date.

The underlying stock Portfolios draw on growth, value and quantitative investment techniques and diversify investments among small, medium and large U.S. companies. They also include investments in a portfolio with an investment objective of maximizing real return over inflation as well as foreign stocks from developed and emerging markets.

The underlying bond Portfolios represent a diverse range of fixed-income investments that vary by issuer type (corporate and government) and credit quality (investment-grade and high yield).


The underlying Volatility Management Portfolio is intended to reduce a Strategy's exposure to equity securities when the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS

A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

STOCK PORTFOLIOS

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. market. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from nearly $107 million to approximately $396 billion as of October 31, 2011, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar TIPS bonds issued by governments outside of the United States, commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate).

This Portfolio's investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real estate equity securities.


The Portfolio may invest significantly in derivatives, such as options, futures, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

This Portfolio normally invests in companies in at least three countries other than the United States. This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued using a fundamental value approach. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital.

The Portfolio invests primarily in an international portfolio of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated or overlooked--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased consumer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of October 31, 2011, the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from nearly $37 million to approximately $7.47 billion.

The Portfolio invests in companies determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of October 31, 2011, there were approximately 4,400 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.5 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.


The Portfolio may invest in any company and industry and in any type of equity security with the potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector. The Portfolio may invest in foreign securities.


ALLIANCEBERNSTEIN VOLATILITY MANAGEMENT PORTFOLIO has an investment objective of seeking total return from growth of capital and income. This Portfolio is designed to reduce the overall portfolio volatility and equity exposure of a blended style investor, such as a Strategy, particularly in extreme market environments. By reducing the overall equity exposure of a Strategy, the Portfolio seeks to reduce the volatility of the Strategy's overall portfolio and therefore reduce volatility's negative impact on returns. The Portfolio will invest opportunistically in a wide range of instruments, including both physical commodities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the Strategy's overall portfolio. Therefore, in times when the Adviser determines equity market risk to be "normal" and/or that the risk is appropriate to the return potential presented, the Portfolio's assets will be invested predominantly in equities. When the Adviser determines that the risks in the equity markets have risen disproportionately to the potential returns offered, the Portfolio will respond defensively by seeking exposure to bonds or other fixed-income investments, real estate-related investments, commodity-linked investments or other instruments. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risks in the equity markets and that consequently its performance may suffer.


BOND PORTFOLIOS
ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. The Portfolio may also invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN GLOBAL CORE BOND PORTFOLIO (formerly, the AllianceBernstein Intermediate Duration Bond Portfolio) has an investment objective of seeking to provide a moderate to high rate of income that is subject to taxes. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. Under normal market conditions, the Portfolio invests at least 80% of its assets in non-U.S. Dollar-denominated debt securities of issuers located in at least three countries. To reduce volatility, the Adviser may hedge most of the currency exposure associated with its investments in non-U.S. Dollar-denominated fixed-income securities, principally through the use of currency forwards and futures. This Portfolio may invest in many types of medium-quality debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as securities of U.S. and non-U.S. issuers. This Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO has an investment objective of seeking to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in lower-rated securities ("junk bonds").

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high-yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.


This Portfolio invests in a diversified mix of high-yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. In addition to U.S. fixed-income securities, the Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.


FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Strategies' Board of Directors ("Board") may change a Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other policies of a Strategy may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity or fixed-income securities and invest, without limit, in certain types of short-term, liquid, high-grade or high quality (depending on the Underlying Portfolio) debt securities. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS
A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each Strategy offers four classes of shares through this Prospectus. Retirement Class shares of the Strategies are available to certain retirement plans and offered through a separate Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Strategy's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE STRATEGIES TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH THE EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------


MINIMUMS:*


--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares:        None
--Class B shares:  $  100,000
--Class C shares:  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a prearranged time for you to receive the next-determined NAV, less any applicable initial sales charge.


If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.


The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.


RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);


..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and


.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Strategy.


Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.


Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of shares of the Strategies, including minimum and maximum investment requirements.


REQUIRED INFORMATION

A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Strategy believes it has identified potentially criminal activity, that Strategy reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
Each Strategy has adopted a plan under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is up to:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                    .30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class              None

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a CDSC of up to 1% if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through the exchange of Class B shares from another AllianceBernstein Mutual Fund, or (iii) as otherwise described below.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEARS SINCE PURCHASE  CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter   None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the

CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of Strategy shares.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A STRATEGY OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Strategies' SAI.


                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE STRATEGIES
The Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Strategy with the higher of cost or NAV of existing investments in that Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, each Strategy offers a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other AllianceBernstein Mutual Funds held in:


.. all of the shareholder's accounts at the Strategies or a financial intermediary; and


.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
Each Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Strategy's shares, and employees of the Adviser.

Please see the Strategies' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder that has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Strategies' SAI for more details.


REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and Their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF STRATEGY SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million, for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Strategy Operating Expenses" in the Summary Information at the beginning of this Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE STRATEGIES, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors


  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company


  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services

  PrimeVest Financial Services

  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors



Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges of shares are subject to minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange ("Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.


SELLING SHARES DIRECTLY TO A STRATEGY
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell portfolio securities at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES

The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the value of a Strategy's shares may change on days when the Strategy's NAV is not calculated and shareholders will not be able to purchase or redeem their shares in the Strategy.


Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Board of Trustees (the "Trustees"). When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above. More information about the valuation of the Underlying Portfolios' assets is available in the Underlying Portfolios' SAI.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of September 30, 2011 totaling approximately $402 billion (of which more than $78 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 34 registered investment companies managed by the Adviser, comprising approximately 118 separate investment portfolios, have approximately 3.0 million shareholder accounts.

The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below.



                                                    MANAGEMENT FEE
                                                 (AS A PERCENTAGE OF
       ALLIANCEBERNSTEIN RETIREMENT STRATEGY  AVERAGE DAILY NET ASSETS)*
       -----------------------------------------------------------------
             2000 Retirement Strategy                    0.00%
             2005 Retirement Strategy                    0.00%
             2010 Retirement Strategy                    0.24%
             2015 Retirement Strategy                    0.37%
             2020 Retirement Strategy                    0.43%
             2025 Retirement Strategy                    0.42%
             2030 Retirement Strategy                    0.43%
             2035 Retirement Strategy                    0.38%
             2040 Retirement Strategy                    0.37%
             2045 Retirement Strategy                    0.25%
             2050 Retirement Strategy                    0.00%
             2055 Retirement Strategy                    0.00%



*Fee stated net of any fee waivers and/or reimbursements. See "Fees and Expenses of the Strategy" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of the Strategies' investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2011.


The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Strategies are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2008; Senior     Senior Vice President of the Adviser and
Vice President of the Adviser              Head of Defined Contribution.
                                           Previously, Director of Research--
                                           Defined Contribution. Prior thereto, he
                                           was a Director of Research for the
                                           Adviser's Blend Strategies and served
                                           as a senior quantitative analyst since
                                           prior to 2006.

Dokyoung Lee; since 2008; Senior Vice      Senior Vice President of the Adviser and
President of the Adviser                   Director of Research--Strategic Asset
                                           Allocation since 2008. Prior thereto, he
                                           was a senior portfolio manager of the
                                           Adviser since prior to 2006.

Seth J. Masters; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           similar capacity to his current position
                                           since prior to 2006, and Chief
                                           Investment Officer of Asset Allocation
                                           and Bernstein Global Wealth
                                           Management.

Christopher H. Nikolich; since inception;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which he has been associated in a
                                           similar capacity to his current position
                                           since prior to 2006, and Head of
                                           Research and Investment Design--
                                           Defined Contribution.

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser and
President of the Adviser                    Head of Blend Strategies since 2009.
                                            Prior thereto, he was a senior portfolio
                                            manager of the Adviser since prior to
                                            2006.


Additional information about the portfolio managers may be found in the Strategies' SAI.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by the investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or Bernstein managed the Historical Accounts through September 30, 2011. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2011 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Board under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.


The Russell 2500(TM) Index measures the performance of the small-and mid-capitalization segment of U.S. equities. It includes the approximately 2,500 of the smallest securities based on a combination of their current market cap and current index membership.

The Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price to-book ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

The unmanaged Barclays Capital U.S. Aggregate Index ("Barclays Capital Aggregate") is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The Barclays Capital U.S Corporate High Yield 2% Issuer Cap Index ("Barclays Capital U.S. High Yield") is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The Index limits the maximum exposure to any one issuer to 2%.


The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch Treasury 1-3 Year") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.


The performance data below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.


The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------




NET OF FEES PERFORMANCE
For periods ended September 30, 2011, with their Aggregate Assets as of September 30, 2011



INVESTMENT TEAMS AND                         ASSETS                                     SINCE   INCEPTION
BENCHMARKS                                (IN MILLIONS) 1 YEAR  3 YEAR 5 YEAR 10 YEAR INCEPTION   DATES
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
US Large Cap Growth                         $3,521.5     -0.26%  1.25% -1.04%  1.15%   12.07%   12/31/1977
Russell 1000 Growth                                       3.78%  4.69%  1.62%  3.01%      N/A*
----------------------------------------------------------------------------------------------------------
US Small/Mid Cap Growth                     $1,216.6      6.81% 10.39%  6.37%    N/A    6.61%   12/31/2004
Russell 2500 Growth                                       0.59%  4.56%  1.91%    N/A    3.16%
----------------------------------------------------------------------------------------------------------
US Small/Mid Cap Value                      $3,101.8     -8.25%  1.57%  0.54%  8.08%    7.90%   12/31/2000
Russell 2500 Value                                       -4.70%  0.08% -1.69%  7.24%    6.14%
----------------------------------------------------------------------------------------------------------
US Diversified Value                        $1,430.2     -4.02% -2.63% -6.22%  2.13%    2.56%    3/31/1999
Russell 1000 Value                                       -1.89% -1.52% -3.53%  3.36%    2.64%
----------------------------------------------------------------------------------------------------------
International Large Cap Growth              $1,613.3    -18.34% -6.92% -7.21%  2.72%    3.98%   12/31/1990
MSCI EAFE                                                -9.36% -1.13% -3.46%  5.03%    4.81%
----------------------------------------------------------------------------------------------------------
International Large Cap Value               $4,875.9    -15.32% -6.18% -8.09%  5.22%    2.66%    9/30/1999
MSCI EAFE                                                -9.36% -1.13% -3.46%  5.03%    1.56%
----------------------------------------------------------------------------------------------------------
TAXABLE BOND
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                        $227.6      5.03%  9.71%  6.52%  5.53%    6.98%   12/31/1986
Barclays Capital Aggregate                                5.26%  7.97%  6.53%  5.66%    7.20%
----------------------------------------------------------------------------------------------------------
High Yield Bond                               $504.7      0.70% 15.52%  7.36%  8.02%    8.13%   12/31/1986
Barclays Capital U.S. High Yield                          1.75% 13.80%  7.26%  8.89%    8.54%
----------------------------------------------------------------------------------------------------------
Low Duration                                $1,745.9      1.56%  4.05%  2.68%  2.90%    4.17%   12/31/1995
BofA Merrill Lynch 1-3 Yr Treasury Index                  1.20%  2.39%  3.83%  3.31%    4.45%
----------------------------------------------------------------------------------------------------------



*The Inception Date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for U.S. Large Cap Growth Strategy and that benchmark from that date through 9/30/2011 were 12.04% and 10.15%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to the Strategies' shareholders.


Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Strategy's income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided that holding period and other requirements are met by both the shareholder and Strategy level.


While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.


An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.


If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a non-resident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


BARCLAYS CAPITAL U.S. AGGREGATE INDEX provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard and Poor's Rating Services, and Fitch Ratings) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly for sale in the United States.

S&P 500 STOCK INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Stock Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the two most recently completed fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for the Strategies. The reports of the independent accounting firms, along with the Strategy's financial statements, are included in the Strategy's annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR          BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD            OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.90       $0.26         $ 0.69        $ 0.95      $(0.27)     $ 0.00        $(0.27)
Year ended 8/31/10      9.35        0.18           0.57          0.75       (0.20)       0.00         (0.20)
Year ended 8/31/09     10.58        0.26          (1.10)        (0.84)      (0.21)      (0.18)        (0.39)
Year ended 8/31/08     11.73        0.44          (1.07)        (0.63)      (0.36)      (0.16)        (0.52)
Year ended 8/31/07     10.88        0.31           0.80          1.11       (0.23)      (0.03)        (0.26)

CLASS B
Year ended 8/31/11    $ 9.76       $0.21         $ 0.66        $ 0.87      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      9.22        0.09           0.58          0.67       (0.13)       0.00         (0.13)
Year ended 8/31/09     10.41        0.23          (1.11)        (0.88)      (0.13)      (0.18)        (0.31)
Year ended 8/31/08     11.60        0.35          (1.04)        (0.69)      (0.34)      (0.16)        (0.50)
Year ended 8/31/07     10.81        0.20           0.81          1.01       (0.19)      (0.03)        (0.22)

CLASS C
Year ended 8/31/11    $ 9.76       $0.21         $ 0.66        $ 0.87      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      9.22        0.11           0.56          0.67       (0.13)       0.00         (0.13)
Year ended 8/31/09     10.41        0.23          (1.11)        (0.88)      (0.13)      (0.18)        (0.31)
Year ended 8/31/08     11.60        0.36          (1.05)        (0.69)      (0.34)      (0.16)        (0.50)
Year ended 8/31/07     10.81        0.19           0.82          1.01       (0.19)      (0.03)        (0.22)

ADVISOR CLASS
Year ended 8/31/11    $ 9.95       $0.31         $ 0.68        $ 0.99      $(0.31)     $ 0.00        $(0.31)
Year ended 8/31/10      9.39        0.19           0.60          0.79       (0.23)       0.00         (0.23)
Year ended 8/31/09     10.63        0.31          (1.13)        (0.82)      (0.24)      (0.18)        (0.42)
Year ended 8/31/08     11.78        0.45          (1.05)        (0.60)      (0.39)      (0.16)        (0.55)
Year ended 8/31/07     10.92        0.38           0.76          1.14       (0.25)      (0.03)        (0.28)

ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.37       $0.28         $ 0.73        $ 1.01      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.84        0.16           0.56          0.72       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.35        0.26          (1.27)        (1.01)      (0.27)      (0.23)        (0.50)
Year ended 8/31/08     11.78        0.41          (1.24)        (0.83)      (0.35)      (0.25)        (0.60)
Year ended 8/31/07     10.92        0.29           0.87          1.16       (0.27)      (0.03)        (0.30)

CLASS B
Year ended 8/31/11    $ 9.30       $0.20         $ 0.73        $ 0.93      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      8.76        0.10           0.55          0.65       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.20        0.19          (1.23)        (1.04)      (0.17)      (0.23)        (0.40)
Year ended 8/31/08     11.66        0.33          (1.23)        (0.90)      (0.31)      (0.25)        (0.56)
Year ended 8/31/07     10.84        0.23           0.85          1.08       (0.23)      (0.03)        (0.26)

CLASS C
Year ended 8/31/11    $ 9.28       $0.18         $ 0.75        $ 0.93      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      8.75        0.10           0.54          0.64       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.19        0.20          (1.24)        (1.04)      (0.17)      (0.23)        (0.40)
Year ended 8/31/08     11.64        0.39          (1.28)        (0.89)      (0.31)      (0.25)        (0.56)
Year ended 8/31/07     10.83        0.10           0.97          1.07       (0.23)      (0.03)        (0.26)

ADVISOR CLASS
Year ended 8/31/11    $ 9.42       $0.30         $ 0.74        $ 1.04      $(0.32)     $ 0.00        $(0.32)
Year ended 8/31/10      8.89        0.19           0.56          0.75       (0.22)       0.00         (0.22)
Year ended 8/31/09     10.40        0.26          (1.25)        (0.99)      (0.29)      (0.23)        (0.52)
Year ended 8/31/08     11.82        0.39          (1.18)        (0.79)      (0.38)      (0.25)        (0.63)
Year ended 8/31/07     10.95        0.15           1.04          1.19       (0.29)      (0.03)        (0.32)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $10.58       9.68%       $ 6,215            0.81%(e)           1.97%(e)         2.46%(e)     36%
    9.90       8.07          6,422            0.82(e)            2.25(e)          1.81(e)      41
    9.35      (7.29)         6,608            0.82               2.64             3.14         40
   10.58      (5.59)         5,952            0.82               2.77             3.87         66
   11.73      10.32          5,462            0.92(f)            8.86(f)          2.82         99

  $10.44       8.99%       $   149            1.51%(e)           2.69%(e)         1.98%(e)     36%
    9.76       7.30            169            1.52(e)            3.03(e)          0.90(e)      41
    9.22      (8.02)            88            1.52               3.43             2.75         40
   10.41      (6.21)           180            1.52               3.50             3.14         66
   11.60       9.45            184            1.59(f)            7.63(f)          1.74         99

  $10.44       8.99%       $   524            1.51%(e)           2.72%(e)         2.03%(e)     36%
    9.76       7.30            823            1.52(e)            2.97(e)          1.10(e)      41
    9.22      (8.02)           882            1.52               3.36             2.71         40
   10.41      (6.21)         1,327            1.52               3.42             3.11         66
   11.60       9.45            425            1.60(f)            9.09(f)          1.86         99

  $10.63       9.98%       $   211            0.51%(e)           1.68%(e)         2.92%(e)     36%
    9.95       8.43            742            0.52(e)            1.95(e)          1.90(e)      41
    9.39      (7.01)           521            0.52               2.32             3.57         40
   10.63      (5.39)           553            0.52               2.35             3.78         66
   11.78      10.52             13            0.65(f)            9.96(f)          3.32         99

  $10.09      10.83%       $15,389            0.87%(e)           1.81%(e)         2.74%(e)     13%
    9.37       8.16         22,043            0.88(e)            1.72(e)          1.75(e)      34
    8.84      (8.92)        23,328            0.88               1.79             3.20         43
   10.35      (7.39)        18,835            0.88               1.85             3.66         29
   11.78      10.69         13,775            0.95               3.16             2.45         45

  $10.04      10.01%       $   312            1.57%(e)           2.53%(e)         1.90%(e)     13%
    9.30       7.43            410            1.58(e)            2.44(e)          1.08(e)      34
    8.76      (9.52)           527            1.58               2.52             2.45         43
   10.20      (8.08)           569            1.58               2.56             2.96         29
   11.66      10.01            604            1.66               4.03             2.01         45

  $10.02      10.03%       $   334            1.57%(e)           2.58%(e)         1.81%(e)     13%
    9.28       7.32            351            1.58(e)            2.43(e)          1.10(e)      34
    8.75      (9.53)           958            1.58               2.51             2.48         43
   10.19      (8.01)           898            1.58               2.57             3.49         29
   11.64       9.92          2,228            1.63               3.83             1.01         45

  $10.14      11.13%       $   870            0.57%(e)           1.53%(e)         2.97%(e)     13%
    9.42       8.41            697            0.58(e)            1.42(e)          2.00(e)      34
    8.89      (8.62)           600            0.58               1.51             3.26         43
   10.40      (7.08)           381            0.58               1.54             3.48         29
   11.82      10.94            162            0.61               2.47             1.49         45
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.16       $0.29         $ 0.81        $ 1.10      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.67        0.16           0.51          0.67       (0.18)       0.00         (0.18)
Year ended 8/31/09     10.53        0.23          (1.53)        (1.30)      (0.25)      (0.31)        (0.56)
Year ended 8/31/08     12.00        0.38          (1.36)        (0.98)      (0.33)      (0.16)        (0.49)
Year ended 8/31/07     11.00        0.27           1.00          1.27       (0.25)      (0.02)        (0.27)

CLASS B
Year ended 8/31/11    $ 9.08       $0.21         $ 0.80        $ 1.01      $(0.22)     $ 0.00        $(0.22)
Year ended 8/31/10      8.59        0.10           0.51          0.61       (0.12)       0.00         (0.12)
Year ended 8/31/09     10.43        0.18          (1.53)        (1.35)      (0.18)      (0.31)        (0.49)
Year ended 8/31/08     11.88        0.30          (1.33)        (1.03)      (0.26)      (0.16)        (0.42)
Year ended 8/31/07     10.92        0.19           0.99          1.18       (0.20)      (0.02)        (0.22)

CLASS C
Year ended 8/31/11    $ 9.07       $0.19         $ 0.83        $ 1.02      $(0.22)     $ 0.00        $(0.22)
Year ended 8/31/10      8.59        0.09           0.51          0.60       (0.12)       0.00         (0.12)
Year ended 8/31/09     10.42        0.19          (1.53)        (1.34)      (0.18)      (0.31)        (0.49)
Year ended 8/31/08     11.89        0.31          (1.36)        (1.05)      (0.26)      (0.16)        (0.42)
Year ended 8/31/07     10.92        0.18           1.01          1.19       (0.20)      (0.02)        (0.22)

ADVISOR CLASS
Year ended 8/31/11    $ 9.21       $0.29         $ 0.84        $ 1.13      $(0.32)     $ 0.00        $(0.32)
Year ended 8/31/10      8.71        0.19           0.52          0.71       (0.21)       0.00         (0.21)
Year ended 8/31/09     10.59        0.26          (1.55)        (1.29)      (0.28)      (0.31)        (0.59)
Year ended 8/31/08     12.06        0.43          (1.38)        (0.95)      (0.36)      (0.16)        (0.52)
Year ended 8/31/07     11.02        0.29           1.04          1.33       (0.27)      (0.02)        (0.29)

ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.09       $0.26         $ 0.86        $ 1.12      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.64        0.15           0.47          0.62       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.60        0.20          (1.66)        (1.46)      (0.22)      (0.28)        (0.50)
Year ended 8/31/08     12.25        0.37          (1.60)        (1.23)      (0.32)      (0.10)        (0.42)
Year ended 8/31/07     11.09        0.26           1.14          1.40       (0.23)      (0.01)        (0.24)

CLASS B
Year ended 8/31/11    $ 9.00       $0.19         $ 0.86        $ 1.05      $(0.21)     $ 0.00        $(0.21)
Year ended 8/31/10      8.56        0.09           0.46          0.55       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.49        0.16          (1.66)        (1.50)      (0.15)      (0.28)        (0.43)
Year ended 8/31/08     12.14        0.29          (1.59)        (1.30)      (0.25)      (0.10)        (0.35)
Year ended 8/31/07     11.02        0.18           1.13          1.31       (0.18)      (0.01)        (0.19)

CLASS C
Year ended 8/31/11    $ 9.00       $0.16         $ 0.89        $ 1.05      $(0.21)     $ 0.00        $(0.21)
Year ended 8/31/10      8.56        0.08           0.47          0.55       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.49        0.15          (1.65)        (1.50)      (0.15)      (0.28)        (0.43)
Year ended 8/31/08     12.14        0.30          (1.60)        (1.30)      (0.25)      (0.10)        (0.35)
Year ended 8/31/07     11.02        0.13           1.18          1.31       (0.18)      (0.01)        (0.19)

ADVISOR CLASS
Year ended 8/31/11    $ 9.15       $0.28         $ 0.88        $ 1.16      $(0.31)     $ 0.00        $(0.31)
Year ended 8/31/10      8.69        0.18           0.48          0.66       (0.20)       0.00         (0.20)
Year ended 8/31/09     10.67        0.23          (1.69)        (1.46)      (0.24)      (0.28)        (0.52)
Year ended 8/31/08     12.32        0.33          (1.53)        (1.20)      (0.35)      (0.10)        (0.45)
Year ended 8/31/07     11.13        0.28           1.17          1.45       (0.25)      (0.01)        (0.26)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.97       11.99%      $40,407            0.89%(e)           1.15%(e)         2.84%(e)     11%
    9.16        7.73        56,196            0.91(e)            1.20(e)          1.73(e)      36
    8.67      (11.23)       66,020            0.90               1.30             3.00         20
   10.53       (8.48)       71,541            0.90               1.15             3.31         31
   12.00       11.64        47,201            0.99               1.65             2.28         25

  $ 9.87       11.07%      $   532            1.59%(e)           1.89%(e)         2.03%(e)     11%
    9.08        7.13           685            1.61(e)            1.94(e)          1.09(e)      36
    8.59      (12.01)          960            1.60               2.03             2.36         20
   10.43       (9.00)        1,219            1.60               1.86             2.63         31
   11.88       10.86         1,043            1.71               2.42             1.58         25

  $ 9.87       11.19%      $ 2,094            1.59%(e)           1.89%(e)         1.89%(e)     11%
    9.07        7.02         2,016            1.61(e)            1.93(e)          0.96(e)      36
    8.59      (11.93)        1,873            1.60               2.02             2.48         20
   10.42       (9.16)        2,420            1.60               1.86             2.77         31
   11.89       10.95         2,247            1.69               2.35             1.50         25

  $10.02       12.27%      $13,728            0.59%(e)           0.84%(e)         2.85%(e)     11%
    9.21        8.11        13,461            0.61(e)            0.90(e)          2.00(e)      36
    8.71      (11.04)       12,735            0.60               1.00             3.31         20
   10.59       (8.25)       13,164            0.60               0.85             3.59         31
   12.06       12.12           710            0.69               1.36             2.44         25

  $ 9.93       12.32%      $75,411            0.93%(e)           1.10%(e)         2.59%(e)     16%
    9.09        7.16        90,837            0.95(e)            1.15(e)          1.66(e)      38
    8.64      (12.80)       95,400            0.94               1.18             2.69         16
   10.60      (10.35)       91,231            0.94               1.10             3.21          6
   12.25       12.75        66,921            1.02               1.42             2.12         13

  $ 9.84       11.67%      $ 2,079            1.63%(e)           1.82%(e)         1.82%(e)     16%
    9.00        6.42         2,151            1.65(e)            1.88(e)          0.93(e)      38
    8.56      (13.46)        2,416            1.64               1.92             2.17         16
   10.49      (11.00)        3,445            1.64               1.81             2.57          6
   12.14       11.96         3,487            1.72               2.12             1.49         13

  $ 9.84       11.67%      $ 4,289            1.63%(e)           1.83%(e)         1.60%(e)     16%
    9.00        6.42         3,258            1.65(e)            1.88(e)          0.91(e)      38
    8.56      (13.46)        2,912            1.64               1.92             2.01         16
   10.49      (11.00)        2,705            1.64               1.81             2.61          6
   12.14       11.96         2,356            1.70               2.05             1.06         13

  $10.00       12.68%      $13,101            0.63%(e)           0.80%(e)         2.69%(e)     16%
    9.15        7.53        13,781            0.65(e)            0.85(e)          1.95(e)      38
    8.69      (12.60)       12,387            0.64               0.88             2.96         16
   10.67      (10.10)        9,945            0.64               0.82             2.87          6
   12.32       13.11           726            0.69               0.99             2.15         13
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR          BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD            OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.82       $0.25         $ 0.88        $ 1.13      $(0.25)     $ 0.00        $(0.25)
Year ended 8/31/10      8.42        0.14           0.42          0.56       (0.16)       0.00         (0.16)
Year ended 8/31/09     10.57        0.18          (1.83)        (1.65)      (0.20)      (0.30)        (0.50)
Year ended 8/31/08     12.41        0.35          (1.79)        (1.44)      (0.30)      (0.10)        (0.40)
Year ended 8/31/07     11.18        0.26           1.21          1.47       (0.23)      (0.01)        (0.24)

CLASS B
Year ended 8/31/11    $ 8.72       $0.17         $ 0.87        $ 1.04      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.34        0.08           0.41          0.49       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.45        0.13          (1.81)        (1.68)      (0.13)      (0.30)        (0.43)
Year ended 8/31/08     12.29        0.27          (1.78)        (1.51)      (0.23)      (0.10)        (0.33)
Year ended 8/31/07     11.10        0.16           1.21          1.37       (0.17)      (0.01)        (0.18)

CLASS C
Year ended 8/31/11    $ 8.73       $0.16         $ 0.89        $ 1.05      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.35        0.07           0.42          0.49       (0.11)       0.00         (0.11)
Year ended 8/31/09     10.46        0.13          (1.81)        (1.68)      (0.13)      (0.30)        (0.43)
Year ended 8/31/08     12.29        0.25          (1.75)        (1.50)      (0.23)      (0.10)        (0.33)
Year ended 8/31/07     11.10        0.13           1.24          1.37       (0.17)      (0.01)        (0.18)

ADVISOR CLASS
Year ended 8/31/11    $ 8.88       $0.26         $ 0.91        $ 1.17      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.48        0.17           0.42          0.59       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.64        0.20          (1.84)        (1.64)      (0.22)      (0.30)        (0.52)
Year ended 8/31/08     12.48        0.35          (1.77)        (1.42)      (0.32)      (0.10)        (0.42)
Year ended 8/31/07     11.21        0.25           1.27          1.52       (0.24)      (0.01)        (0.25)

ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.78       $0.23         $ 0.91        $ 1.14      $(0.24)     $ 0.00        $(0.24)
Year ended 8/31/10      8.45        0.14           0.34          0.48       (0.15)       0.00         (0.15)
Year ended 8/31/09     10.79        0.16          (2.01)        (1.85)      (0.17)      (0.32)        (0.49)
Year ended 8/31/08     12.82        0.33          (1.96)        (1.63)      (0.29)      (0.11)        (0.40)
Year ended 8/31/07     11.44        0.25           1.37          1.62       (0.23)      (0.01)        (0.24)

CLASS B
Year ended 8/31/11    $ 8.66       $0.16         $ 0.91        $ 1.07      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.35        0.08           0.33          0.41       (0.10)       0.00         (0.10)
Year ended 8/31/09     10.65        0.11          (1.99)        (1.88)      (0.10)      (0.32)        (0.42)
Year ended 8/31/08     12.67        0.26          (1.95)        (1.69)      (0.22)      (0.11)        (0.33)
Year ended 8/31/07     11.35        0.15           1.36          1.51       (0.18)      (0.01)        (0.19)

CLASS C
Year ended 8/31/11    $ 8.67       $0.15         $ 0.92        $ 1.07      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.36        0.07           0.34          0.41       (0.10)       0.00         (0.10)
Year ended 8/31/09     10.65        0.10          (1.97)        (1.87)      (0.10)      (0.32)        (0.42)
Year ended 8/31/08     12.69        0.24          (1.95)        (1.71)      (0.22)      (0.11)        (0.33)
Year ended 8/31/07     11.36        0.12           1.40          1.52       (0.18)      (0.01)        (0.19)

ADVISOR CLASS
Year ended 8/31/11    $ 8.83       $0.25         $ 0.93        $ 1.18      $(0.27)     $ 0.00        $(0.27)
Year ended 8/31/10      8.49        0.16           0.36          0.52       (0.18)       0.00         (0.18)
Year ended 8/31/09     10.85        0.18          (2.02)        (1.84)      (0.20)      (0.32)        (0.52)
Year ended 8/31/08     12.88        0.29          (1.90)        (1.61)      (0.31)      (0.11)        (0.42)
Year ended 8/31/07     11.47        0.27           1.39          1.66       (0.24)      (0.01)        (0.25)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.70       12.75%      $ 89,111           0.97%(e)           1.08%(e)         2.43%(e)     14%
    8.82        6.66        108,557           0.99(e)            1.14(e)          1.58(e)      38
    8.42      (14.62)       117,976           0.98               1.18             2.41          8
   10.57      (11.97)       109,315           0.98               1.09             3.02          4
   12.41       13.20         70,858           1.06               1.41             2.02         16

  $ 9.58       11.88%      $  1,928           1.67%(e)           1.81%(e)         1.70%(e)     14%
    8.72        5.85          2,093           1.69(e)            1.88(e)          0.91(e)      38
    8.34      (15.19)         2,404           1.68               1.92             1.82          8
   10.45      (12.60)         3,354           1.68               1.81             2.38          4
   12.29       12.42          3,029           1.76               2.10             1.31         16

  $ 9.60       11.99%      $  6,326           1.67%(e)           1.81%(e)         1.60%(e)     14%
    8.73        5.84          5,196           1.69(e)            1.87(e)          0.81(e)      38
    8.35      (15.18)         4,224           1.68               1.91             1.78          8
   10.46      (12.52)         4,089           1.68               1.80             2.18          4
   12.29       12.42          2,484           1.74               2.07             1.09         16

  $ 9.77       13.09%      $ 12,351           0.67%(e)           0.78%(e)         2.60%(e)     14%
    8.88        6.91         14,256           0.69(e)            0.84(e)          1.83(e)      38
    8.48      (14.33)        11,243           0.68               0.88             2.69          8
   10.64      (11.72)         9,382           0.68               0.80             3.01          4
   12.48       13.66          1,769           0.71               0.98             1.94         16

  $ 9.68       12.90%      $ 91,511           0.99%(e)           1.12%(e)         2.31%(e)     14%
    8.78        5.69        109,018           1.01(e)            1.21(e)          1.52(e)      34
    8.45      (16.07)       107,068           1.00               1.29             2.13          9
   10.79      (13.13)       102,304           1.00               1.17             2.81          3
   12.82       14.22         78,182           1.08               1.41             1.92         11

  $ 9.55       12.24%      $  1,254           1.69%(e)           1.87%(e)         1.60%(e)     14%
    8.66        4.86          1,239           1.71(e)            1.96(e)          0.83(e)      34
    8.35      (16.69)         1,403           1.70               2.05             1.52          9
   10.65      (13.66)         1,795           1.70               1.90             2.16          3
   12.67       13.36          1,596           1.78               2.10             1.17         11

  $ 9.56       12.22%      $  3,758           1.69%(e)           1.88%(e)         1.51%(e)     14%
    8.67        4.85          3,367           1.71(e)            1.94(e)          0.80(e)      34
    8.36      (16.60)         2,937           1.70               2.03             1.42          9
   10.65      (13.80)         2,835           1.70               1.89             2.00          3
   12.69       13.44          1,821           1.76               2.09             0.95         11

  $ 9.74       13.27%      $  9,124           0.69%(e)           0.83%(e)         2.48%(e)     14%
    8.83        6.05         11,879           0.71(e)            0.91(e)          1.79(e)      34
    8.49      (15.87)         9,659           0.70               0.99             2.40          9
   10.85      (12.87)         6,660           0.70               0.90             2.51          3
   12.88       14.55            684           0.77               1.09             2.12         11
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.59       $0.20         $ 0.94        $ 1.14      $(0.20)     $ 0.00        $(0.20)
Year ended 8/31/10      8.35        0.12           0.25          0.37       (0.13)       0.00         (0.13)
Year ended 8/31/09     10.69        0.14          (2.05)        (1.91)      (0.14)      (0.29)        (0.43)
Year ended 8/31/08     12.70        0.30          (2.00)        (1.70)      (0.24)      (0.07)        (0.31)
Year ended 8/31/07     11.24        0.19           1.50          1.69       (0.21)      (0.02)        (0.23)

CLASS B
Year ended 8/31/11    $ 8.47       $0.12         $ 0.94        $ 1.06      $(0.13)     $ 0.00        $(0.13)
Year ended 8/31/10      8.25        0.06           0.24          0.30       (0.08)       0.00         (0.08)
Year ended 8/31/09     10.55        0.09          (2.02)        (1.93)      (0.08)      (0.29)        (0.37)
Year ended 8/31/08     12.56        0.22          (1.98)        (1.76)      (0.18)      (0.07)        (0.25)
Year ended 8/31/07     11.14        0.11           1.49          1.60       (0.16)      (0.02)        (0.18)

CLASS C
Year ended 8/31/11    $ 8.47       $0.13         $ 0.93        $ 1.06      $(0.13)     $ 0.00        $(0.13)
Year ended 8/31/10      8.25        0.05           0.25          0.30       (0.08)       0.00         (0.08)
Year ended 8/31/09     10.56        0.08          (2.02)        (1.94)      (0.08)      (0.29)        (0.37)
Year ended 8/31/08     12.58        0.20          (1.97)        (1.77)      (0.18)      (0.07)        (0.25)
Year ended 8/31/07     11.15        0.03           1.58          1.61       (0.16)      (0.02)        (0.18)

ADVISOR CLASS
Year ended 8/31/11    $ 8.64       $0.21         $ 0.96        $ 1.17      $(0.22)     $ 0.00        $(0.22)
Year ended 8/31/10      8.40        0.14           0.26          0.40       (0.16)       0.00         (0.16)
Year ended 8/31/09     10.76        0.16          (2.06)        (1.90)      (0.17)      (0.29)        (0.46)
Year ended 8/31/08     12.76        0.24          (1.90)        (1.66)      (0.27)      (0.07)        (0.34)
Year ended 8/31/07     11.26        0.27           1.47          1.74       (0.22)      (0.02)        (0.24)

ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.47       $0.16         $ 0.97        $ 1.13      $(0.15)     $ 0.00        $(0.15)
Year ended 8/31/10      8.31        0.09           0.18          0.27       (0.08)      (0.03)        (0.11)
Year ended 8/31/09     10.71        0.11          (2.11)        (2.00)      (0.12)      (0.28)        (0.40)
Year ended 8/31/08     12.78        0.27          (2.02)        (1.75)      (0.24)      (0.08)        (0.32)
Year ended 8/31/07     11.30        0.19           1.50          1.69       (0.20)      (0.01)        (0.21)

CLASS B
Year ended 8/31/11    $ 8.37       $0.09         $ 0.97        $ 1.06      $(0.09)     $ 0.00        $(0.09)
Year ended 8/31/10      8.23        0.02           0.17          0.19       (0.02)      (0.03)        (0.05)
Year ended 8/31/09     10.59        0.07          (2.09)        (2.02)      (0.06)      (0.28)        (0.34)
Year ended 8/31/08     12.65        0.19          (2.01)        (1.82)      (0.16)      (0.08)        (0.24)
Year ended 8/31/07     11.22        0.10           1.49          1.59       (0.15)      (0.01)        (0.16)

CLASS C
Year ended 8/31/11    $ 8.38       $0.09         $ 0.96        $ 1.05      $(0.09)     $ 0.00        $(0.09)
Year ended 8/31/10      8.23        0.02           0.18          0.20       (0.02)      (0.03)        (0.05)
Year ended 8/31/09     10.59        0.06          (2.08)        (2.02)      (0.06)      (0.28)        (0.34)
Year ended 8/31/08     12.65        0.17          (1.99)        (1.82)      (0.16)      (0.08)        (0.24)
Year ended 8/31/07     11.21        0.08           1.52          1.60       (0.15)      (0.01)        (0.16)

ADVISOR CLASS
Year ended 8/31/11    $ 8.52       $0.18         $ 0.98        $ 1.16      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.35        0.11           0.19          0.30       (0.10)      (0.03)        (0.13)
Year ended 8/31/09     10.77        0.13          (2.13)        (2.00)      (0.14)      (0.28)        (0.42)
Year ended 8/31/08     12.84        0.26          (1.98)        (1.72)      (0.27)      (0.08)        (0.35)
Year ended 8/31/07     11.32        0.22           1.52          1.74       (0.21)      (0.01)        (0.22)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.53       13.15%      $74,095            1.02%(e)           1.19%(e)         1.99%(e)     12%
    8.59        4.42        88,919            1.03(e)            1.25(e)          1.31(e)      30
    8.35      (16.91)       89,797            1.02               1.33             1.88          6
   10.69      (13.67)       73,959            1.02               1.23             2.53          4
   12.70       15.08        47,575            1.09               1.72             1.54          6

  $ 9.40       12.41%      $ 1,141            1.72%(e)           1.93%(e)         1.23%(e)     12%
    8.47        3.65         1,145            1.73(e)            2.00(e)          0.63(e)      30
    8.25      (17.49)        1,433            1.72               2.09             1.27          6
   10.55      (14.29)        1,944            1.72               1.96             1.87          4
   12.56       14.35         1,580            1.78               2.38             0.89          6

  $ 9.40       12.41%      $ 4,428            1.72%(e)           1.94%(e)         1.28%(e)     12%
    8.47        3.65         4,475            1.73(e)            1.99(e)          0.60(e)      30
    8.25      (17.57)        4,270            1.72               2.07             1.14          6
   10.56      (14.34)        3,480            1.72               1.95             1.72          4
   12.58       14.42         2,217            1.76               2.26             0.26          6

  $ 9.59       13.51%      $ 7,280            0.72%(e)           0.89%(e)         2.14%(e)     12%
    8.64        4.68        10,226            0.73(e)            0.96(e)          1.56(e)      30
    8.40      (16.71)        7,365            0.72               1.03             2.16          6
   10.76      (13.36)        5,209            0.72               0.94             2.10          4
   12.76       15.53           480            0.80               1.48             2.06          6

  $ 9.45       13.29%      $51,488            1.02%(e)           1.24%(e)         1.62%(e)     14%
    8.47        3.14        62,369            1.04(e)            1.33(e)          0.96(e)      28
    8.31      (17.83)       63,738            1.02               1.43             1.57          4
   10.71      (14.02)       52,620            1.02               1.36             2.31          4
   12.78       15.09        34,491            1.09               1.96             1.48          5

  $ 9.34       12.59%      $   810            1.72%(e)           1.98%(e)         0.88%(e)     14%
    8.37        2.33           822            1.74(e)            2.07(e)          0.27(e)      28
    8.23      (18.42)          960            1.72               2.19             0.99          4
   10.59      (14.64)        1,296            1.72               2.08             1.58          4
   12.65       14.27         1,051            1.78               2.65             0.79          5

  $ 9.34       12.46%      $ 2,746            1.72%(e)           2.00%(e)         0.89%(e)     14%
    8.38        2.45         2,684            1.74(e)            2.07(e)          0.21(e)      28
    8.23      (18.42)        2,158            1.72               2.17             0.90          4
   10.59      (14.64)        1,984            1.72               2.08             1.48          4
   12.65       14.37         1,196            1.78               2.63             0.61          5

  $ 9.50       13.55%      $ 6,148            0.72%(e)           0.95%(e)         1.79%(e)     14%
    8.52        3.50         7,819            0.74(e)            1.03(e)          1.23(e)      28
    8.35      (17.65)        5,872            0.72               1.13             1.82          4
   10.77      (13.77)        3,410            0.72               1.08             2.21          4
   12.84       15.54           942            0.78               1.63             1.68          5
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.62       $0.16         $ 0.99        $ 1.15      $(0.15)     $ 0.00        $(0.15)
Year ended 8/31/10      8.49        0.09           0.14          0.23       (0.06)      (0.04)        (0.10)
Year ended 8/31/09     10.86        0.12          (2.12)        (2.00)      (0.12)      (0.25)        (0.37)
Year ended 8/31/08     12.89        0.25          (2.00)        (1.75)      (0.23)      (0.05)        (0.28)
Year ended 8/31/07     11.38        0.17           1.57          1.74       (0.21)      (0.02)        (0.23)

CLASS B
Year ended 8/31/11    $ 8.52       $0.08         $ 0.99        $ 1.07      $(0.08)     $ 0.00        $(0.08)
Year ended 8/31/10      8.40        0.03           0.14          0.17       (0.01)      (0.04)        (0.05)
Year ended 8/31/09     10.75        0.07          (2.11)        (2.04)      (0.06)      (0.25)        (0.31)
Year ended 8/31/08     12.78        0.20          (2.03)        (1.83)      (0.15)      (0.05)        (0.20)
Year ended 8/31/07     11.31        0.11           1.52          1.63       (0.14)      (0.02)        (0.16)

CLASS C
Year ended 8/31/11    $ 8.52       $0.08         $ 0.99        $ 1.07      $(0.08)     $ 0.00        $(0.08)
Year ended 8/31/10      8.41        0.02           0.14          0.16       (0.01)      (0.04)        (0.05)
Year ended 8/31/09     10.75        0.06          (2.09)        (2.03)      (0.06)      (0.25)        (0.31)
Year ended 8/31/08     12.78        0.15          (1.98)        (1.83)      (0.15)      (0.05)        (0.20)
Year ended 8/31/07     11.31        0.08           1.55          1.63       (0.14)      (0.02)        (0.16)

ADVISOR CLASS
Year ended 8/31/11    $ 8.68       $0.17         $ 1.02        $ 1.19      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.54        0.11           0.16          0.27       (0.09)      (0.04)        (0.13)
Year ended 8/31/09     10.93        0.14          (2.14)        (2.00)      (0.14)      (0.25)        (0.39)
Year ended 8/31/08     12.95        0.21          (1.93)        (1.72)      (0.25)      (0.05)        (0.30)
Year ended 8/31/07     11.42        0.31           1.46          1.77       (0.22)      (0.02)        (0.24)

ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.43       $0.15         $ 0.97        $ 1.12      $(0.14)     $ 0.00        $(0.14)
Year ended 8/31/10      8.38        0.09           0.11          0.20       (0.10)      (0.05)        (0.15)
Year ended 8/31/09     10.76        0.12          (2.14)        (2.02)      (0.11)      (0.25)        (0.36)
Year ended 8/31/08     12.90        0.26          (2.03)        (1.77)      (0.23)      (0.14)        (0.37)
Year ended 8/31/07     11.42        0.19           1.49          1.68       (0.19)      (0.01)        (0.20)

CLASS B
Year ended 8/31/11    $ 8.31       $0.07         $ 0.97        $ 1.04      $(0.07)     $ 0.00        $(0.07)
Year ended 8/31/10      8.27        0.03           0.11          0.14       (0.05)      (0.05)        (0.10)
Year ended 8/31/09     10.64        0.06          (2.11)        (2.05)      (0.07)      (0.25)        (0.32)
Year ended 8/31/08     12.76        0.21          (2.03)        (1.82)      (0.16)      (0.14)        (0.30)
Year ended 8/31/07     11.34        0.10           1.47          1.57       (0.14)      (0.01)        (0.15)

CLASS C
Year ended 8/31/11    $ 8.31       $0.07         $ 0.96        $ 1.03      $(0.07)     $ 0.00        $(0.07)
Year ended 8/31/10      8.26        0.03           0.12          0.15       (0.05)      (0.05)        (0.10)
Year ended 8/31/09     10.63        0.06          (2.11)        (2.05)      (0.07)      (0.25)        (0.32)
Year ended 8/31/08     12.76        0.16          (1.99)        (1.83)      (0.16)      (0.14)        (0.30)
Year ended 8/31/07     11.34        0.11           1.46          1.57       (0.14)      (0.01)        (0.15)

ADVISOR CLASS
Year ended 8/31/11    $ 8.48       $0.16         $ 0.99        $ 1.15      $(0.16)     $ 0.00        $(0.16)
Year ended 8/31/10      8.43        0.11           0.12          0.23       (0.13)      (0.05)        (0.18)
Year ended 8/31/09     10.83        0.13          (2.14)        (2.01)      (0.14)      (0.25)        (0.39)
Year ended 8/31/08     12.95        0.25          (1.98)        (1.73)      (0.25)      (0.14)        (0.39)
Year ended 8/31/07     11.45        0.24           1.47          1.71       (0.20)      (0.01)        (0.21)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.62       13.22%      $44,823            1.03%(e)           1.27%(e)         1.54%(e)     12%
    8.62        2.71        52,836            1.04(e)            1.38(e)          0.99(e)      20
    8.49      (17.68)       60,063            1.02               1.51             1.57          5
   10.86      (13.89)       44,222            1.02               1.49             2.12          6
   12.89       15.32        19,340            1.10(f)            2.94(f)          1.32          7

  $ 9.51       12.47%      $   826            1.73%(e)           2.01%(e)         0.79%(e)     12%
    8.52        2.04           829            1.74(e)            2.13(e)          0.29(e)      20
    8.40      (18.31)          914            1.72               2.27             0.95          5
   10.75      (14.50)        1,093            1.72               2.21             1.69          6
   12.78       14.48           925            1.82(f)            4.15(f)          0.91          7

  $ 9.51       12.47%      $ 2,513            1.73%(e)           2.06%(e)         0.81%(e)     12%
    8.52        1.92         2,743            1.74(e)            2.14(e)          0.22(e)      20
    8.41      (18.21)        2,200            1.72               2.28             0.86          5
   10.75      (14.50)        1,561            1.72               2.22             1.30          6
   12.78       14.48           563            1.80(f)            3.94(f)          0.63          7

  $ 9.69       13.57%      $ 5,671            0.73%(e)           0.98%(e)         1.69%(e)     12%
    8.68        3.09         7,788            0.74(e)            1.09(e)          1.23(e)      20
    8.54      (17.51)        5,368            0.72               1.21             1.82          5
   10.93      (13.61)        3,254            0.72               1.20             1.81          6
   12.95       15.56           242            0.81(f)            3.06(f)          2.37          7

  $ 9.41       13.15%      $36,465            1.03%(e)           1.43%(e)         1.46%(e)     17%
    8.43        2.34        38,528            1.04(e)            1.56(e)          1.01(e)      16
    8.38      (18.20)       37,782            1.02               1.76             1.58          6
   10.76      (14.12)       31,511            1.02               1.82             2.23          5
   12.90       14.85        18,710            1.11(f)            2.91(f)          1.49         13

  $ 9.28       12.43%      $   305            1.73%(e)           2.20%(e)         0.75%(e)     17%
    8.31        1.58           296            1.74(e)            2.35(e)          0.31(e)      16
    8.27      (18.63)          321            1.72               2.58             0.87          6
   10.64      (14.60)          314            1.72               2.54             1.73          5
   12.76       13.96           319            1.81(f)            3.97(f)          0.77         13

  $ 9.27       12.31%      $ 1,706            1.73%(e)           2.22%(e)         0.76%(e)     17%
    8.31        1.70         1,550            1.74(e)            2.32(e)          0.31(e)      16
    8.26      (18.65)        1,440            1.72               2.53             0.85          6
   10.63      (14.68)          993            1.72               2.55             1.35          5
   12.76       13.96           344            1.81(f)            4.04(f)          0.91         13

  $ 9.47       13.51%      $ 6,702            0.73%(e)           1.13%(e)         1.62%(e)     17%
    8.48        2.58         6,481            0.74(e)            1.27(e)          1.26(e)      16
    8.43      (17.81)        4,473            0.72               1.46             1.81          6
   10.83      (13.74)        2,046            0.72               1.52             2.19          5
   12.95       15.08           596            0.80(f)            3.13(f)          1.85         13
-----------------------------------------------------------------------------------------------------

                                    INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                                ----------------------------------------  -------------------------------------
                                               NET REALIZED  NET INCREASE
                      NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                       VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR           BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD             OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11     $ 7.15      $ 0.12         $ 0.84        $ 0.96      $(0.12)     $(0.06)       $(0.18)
Year ended 8/31/10       7.06        0.07           0.10          0.17       (0.08)       0.00         (0.08)
Year ended 8/31/09       8.59        0.09          (1.48)        (1.39)      (0.03)      (0.11)        (0.14)
Year ended 8/31/08       9.86        0.15(g)       (1.27)        (1.12)      (0.14)      (0.01)        (0.15)
6/29/07(h) to 8/31/07   10.00       (0.02)         (0.12)        (0.14)       0.00        0.00          0.00

CLASS B
Year ended 8/31/11     $ 7.08      $ 0.06         $ 0.83        $ 0.89      $(0.08)     $(0.06)       $(0.14)
Year ended 8/31/10       7.00        0.02           0.10          0.12       (0.04)       0.00         (0.04)
Year ended 8/31/09       8.56        0.06          (1.50)        (1.44)      (0.01)      (0.11)        (0.12)
Year ended 8/31/08       9.85        0.11(g)       (1.29)        (1.18)      (0.10)      (0.01)        (0.11)
6/29/07(h) to 8/31/07   10.00       (0.03)         (0.12)        (0.15)       0.00        0.00          0.00

CLASS C
Year ended 8/31/11     $ 7.09      $ 0.05         $ 0.84        $ 0.89      $(0.08)     $(0.06)       $(0.14)
Year ended 8/31/10       7.00        0.02           0.11          0.13       (0.04)       0.00         (0.04)
Year ended 8/31/09       8.56        0.05          (1.49)        (1.44)      (0.01)      (0.11)        (0.12)
Year ended 8/31/08       9.85        0.08(g)       (1.26)        (1.18)      (0.10)      (0.01)        (0.11)
6/29/07(h) to 8/31/07   10.00       (0.03)         (0.12)        (0.15)       0.00        0.00          0.00

ADVISOR CLASS
Year ended 8/31/11     $ 7.19      $ 0.12         $ 0.87        $ 0.99      $(0.14)     $(0.06)       $(0.20)
Year ended 8/31/10       7.09        0.09           0.10          0.19       (0.09)       0.00         (0.09)
Year ended 8/31/09       8.62        0.10          (1.48)        (1.38)      (0.04)      (0.11)        (0.15)
Year ended 8/31/08       9.87        0.14          (1.23)        (1.09)      (0.15)      (0.01)        (0.16)
6/29/07(h) to 8/31/07   10.00       (0.01)         (0.12)        (0.13)       0.00        0.00          0.00

ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11     $ 7.01      $ 0.12         $ 0.78        $ 0.90      $(0.03)     $(0.00)       $(0.03)
Year ended 8/31/10       6.87        0.07           0.08          0.15       (0.01)       0.00         (0.01)
Year ended 8/31/09       8.38        0.07          (1.54)        (1.47)       0.00       (0.04)        (0.04)
Year ended 8/31/08       9.85        0.13(g)       (1.20)        (1.07)      (0.27)      (0.13)        (0.40)
6/29/07(h) to 8/31/07   10.00       (0.02)         (0.13)        (0.15)       0.00        0.00          0.00

CLASS B
Year ended 8/31/11     $ 6.88      $ 0.06         $ 0.78        $ 0.84      $ 0.00      $ 0.00        $ 0.00
Year ended 8/31/10       6.78        0.02           0.08          0.10        0.00        0.00          0.00
Year ended 8/31/09       8.34        0.05          (1.57)        (1.52)       0.00       (0.04)        (0.04)
Year ended 8/31/08       9.84        0.15(g)       (1.28)        (1.13)      (0.24)      (0.13)        (0.37)
6/29/07(h) to 8/31/07   10.00       (0.03)         (0.13)        (0.16)       0.00        0.00          0.00

CLASS C
Year ended 8/31/11     $ 6.87      $ 0.05         $ 0.79        $ 0.84      $ 0.00      $ 0.00        $ 0.00
Year ended 8/31/10       6.77        0.02           0.08          0.10        0.00        0.00          0.00
Year ended 8/31/09       8.34        0.08          (1.61)        (1.53)       0.00       (0.04)        (0.04)
Year ended 8/31/08       9.84        0.16(g)       (1.29)        (1.13)      (0.24)      (0.13)        (0.37)
6/29/07(h) to 8/31/07   10.00       (0.03)         (0.13)        (0.16)       0.00        0.00          0.00

ADVISOR CLASS
Year ended 8/31/11     $ 7.04      $ 0.12         $ 0.81        $ 0.93      $(0.05)     $ 0.00        $(0.05)
Year ended 8/31/10       6.90        0.09           0.08          0.17       (0.03)       0.00         (0.03)
Year ended 8/31/09       8.41        0.10          (1.57)        (1.47)       0.00       (0.04)        (0.04)
Year ended 8/31/08       9.86        0.18          (1.22)        (1.04)      (0.28)      (0.13)        (0.41)
6/29/07(h) to 8/31/07   10.00       (0.01)         (0.13)        (0.14)       0.00        0.00          0.00
----------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 98.

                                              RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 -------------------------------         INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)   PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE    TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)    RATE
------------------------------------------------------------------------------------------------------
  $7.93        13.30%       $4,223            1.04%(e)            2.77%(e)        1.45%(e)       32%
   7.15         2.29         4,427            1.04(e)             3.56(e)         1.00(e)        17
   7.06       (15.77)        3,462            1.02                7.11            1.40           46
   8.59       (11.53)          795            1.02               54.01            1.66(g)       893
   9.86        (1.40)           10            1.09(f)(i)        649.75(f)(i)     (1.02)(i)        8

  $7.83        12.40%       $   31            1.74%(e)            3.57%(e)        0.71%(e)       32%
   7.08         1.66            31            1.74(e)             4.44(e)         0.31(e)        17
   7.00       (16.44)           30            1.72                8.64            0.93           46
   8.56       (12.11)           32            1.72               71.00            1.27(g)       893
   9.85        (1.50)           10            1.79(f)(i)        649.78(f)(i)     (1.72)(i)        8

  $7.84        12.39%       $  315            1.74%(e)            3.50%(e)        0.60%(e)       32%
   7.09         1.80           200            1.74(e)             4.31(e)         0.22(e)        17
   7.00       (16.44)          120            1.72                8.05            0.81           46
   8.56       (12.11)           52            1.72               61.58             .94(g)       893
   9.85        (1.50)           10            1.79(f)(i)        649.72(f)(i)     (1.72)(i)        8

  $7.98        13.63%       $  958            0.74%(e)            2.50%(e)        1.51%(e)       32%
   7.19         2.66         2,237            0.74(e)             3.25(e)         1.24(e)        17
   7.09       (15.66)        1,178            0.72                6.75            1.69           46
   8.62       (11.25)          305            0.72               41.52            1.64          893
   9.87        (1.30)           10            0.79(f)(i)        648.81(f)(i)      (.72)(i)        8

  $7.88        12.87%       $  997            1.04%(e)            8.54%(e)        1.43%(e)       49%
   7.01         2.19           867            1.04(e)            11.83(e)         0.99(e)        47
   6.87       (17.45)          690            1.02               23.03            1.20           83
   8.38       (11.40)          343            1.04(f)            98.75(f)         1.45(f)(g)     42
   9.85        (1.50)           12            1.03(f)(i)        643.42(f)(i)     (1.02)(i)        8

  $7.72        12.21%       $   26            1.74%(e)            9.39%(e)        0.69%(e)       49%
   6.88         1.48            19            1.74(e)            12.87(e)         0.30(e)        47
   6.78       (18.14)           18            1.72               24.65            0.85           83
   8.34       (11.93)           13            1.74(f)           189.38            1.61(g)        42
   9.84        (1.60)           10            1.73(f)(i)        638.66(f)(i)     (1.72)(i)        8

  $7.71        12.23%       $   70            1.74%(e)            9.12%(e)        0.60%(e)       49%
   6.87         1.48            45            1.74(e)            12.44(e)         0.21(e)        47
   6.77       (18.26)           20            1.72               24.79            1.34           83
   8.34       (11.93)           37            1.74(f)           190.03            1.74(g)        42
   9.84        (1.60)           10            1.73(f)(i)        638.66(f)(i)     (1.72)(i)        8

  $7.92        13.23%       $  138            0.74%(e)            9.44%(e)        1.43%(e)       49%
   7.04         2.34           531            0.74(e)            11.33(e)         1.23(e)        47
   6.90       (17.39)          248            0.72               22.45            1.68           83
   8.41       (11.09)           50            0.74(f)           127.65            2.04           42
   9.86        (1.40)           10            0.73(f)(i)        637.93(f)(i)      (.72)(i)        8
------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.


(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategies invest. For the year ended August 31, 2011, the estimated annualized blended expense ratios of the Underlying Portfolios were .05% for Strategies 2000, 2005, 2010, 2015, 2020 and 2025, and .04% for Strategies
   2030 and 2035 and .03% for Strategies 2040 and 2045 and .02% for Strategies 2050 and 2055. For the year ended August 31, 2010, the estimated annualized blended expense ratios of the Underlying Portfolios were .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and
   .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the years ended August 31, 2009, August 31, 2008, and August 31, 2007, the estimated annualized blended expense ratios of the Underlying Portfolios were .04%, .04%, and .04%, respectively, for each of the Strategies.


(e)The ratio includes expenses attributable to the costs of proxy solicitation.

(f)Ratios reflect expenses grossed up for expense offset arrangements with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

               YEAR ENDED AUGUST 31, 2008
               --------------------------
                2055 RETIREMENT STRATEGY
               --------------------------
Class A                  1.02%
Class B                  1.72%
Class C                  1.72%
Advisor Class            0.72%

                             YEAR ENDED AUGUST 31, 2007
               ------------------------------------------------------
                  2000       2040       2045       2050       2055
               RETIREMENT RETIREMENT RETIREMENT RETIREMENT RETIREMENT
                STRATEGY   STRATEGY   STRATEGY   STRATEGY   STRATEGY
               ---------- ---------- ---------- ---------- ----------
Class A          0.90%      1.08%      1.09%      1.02%      1.02%
Class B          1.57%      1.80%      1.79%      1.72%      1.72%
Class C          1.59%      1.78%      1.79%      1.72%      1.72%
Advisor Class    0.63%      0.79%      0.79%      0.72%      0.72%



(g)Net of fees and expenses waived by the Distributor.

(h)Commencement of operations.

(i)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year including an initial sales charge of 4.25%. The current annual expense ratio for each Strategy is the same as stated under "Financial Highlights" and includes the expenses incurred by the Underlying Portfolios./*/ If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  529.56    $9,949.19
   2              9,949.19      497.46    10,446.65     892.14     9,554.51
   3              9,554.51      477.73    10,032.23     856.75     9,175.48
   4              9,175.48      458.77     9,634.25     822.77     8,811.49
   5              8,811.49      440.57     9,252.06     790.13     8,461.94
   6              8,461.94      423.10     8,885.03     758.78     8,126.25
   7              8,126.25      406.31     8,532.56     728.68     7,803.88
   8              7,803.88      390.19     8,194.08     699.77     7,494.30
   9              7,494.30      374.72     7,869.02     672.01     7,197.00
   10             7,197.00      359.85     7,556.85     645.36     6,911.50
   --------------------------------------------------------------------------
   Cumulative                $4,307.45               $7,395.95


ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  529.56    $ 9,949.19
   2              9,949.19      497.46    10,446.65     289.37     10,157.28
   3             10,157.28      507.86    10,665.14     295.42     10,369.72
   4             10,369.72      518.49    10,888.20     301.60     10,586.60
   5             10,586.60      529.33    11,115.93     307.91     10,808.02
   6             10,808.02      540.40    11,348.42     314.35     11,034.07
   7             11,034.07      551.70    11,585.77     320.93     11,264.85
   8             11,264.85      563.24    11,828.09     327.64     11,500.45
   9             11,500.45      575.02    12,075.47     334.49     11,740.98
   10            11,740.98      587.05    12,328.03     341.49     11,986.55
   --------------------------------------------------------------------------
   Cumulative                $5,349.30               $3,362.76


ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  528.55    $ 9,950.20
   2              9,950.20      497.51    10,447.71     149.40     10,298.30
   3             10,298.30      514.92    10,813.22     154.63     10,658.59
   4             10,658.59      532.93    11,191.52     160.04     11,031.48
   5             11,031.48      551.57    11,583.05     165.64     11,417.42
   6             11,417.42      570.87    11,988.29     171.43     11,816.86
   7             11,816.86      590.84    12,407.70     177.43     12,230.27
   8             12,230.27      611.51    12,841.78     183.64     12,658.14
   9             12,658.14      632.91    13,291.05     190.06     13,100.99
   10            13,100.99      655.05    13,756.04     196.71     13,559.33
   --------------------------------------------------------------------------
   Cumulative                $5,636.86               $2,077.53

ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  528.55    $ 9,950.20
   2              9,950.20      497.51    10,447.71     132.69     10,315.02
   3             10,315.02      515.75    10,830.77     137.55     10,693.22
   4             10,693.22      534.66    11,227.88     142.59     11,085.29
   5             10,085.29      554.26    11,639.55     147.82     11,491.73
   6             11,491.73      574.59    12,066.32     153.24     11,913.07
   7             11,913.07      595.65    12,508.73     158.86     12,349.87
   8             12,349.87      617.49    12,967.36     164.69     12,802.67
   9             12,802.67      640.13    13,442.81     170.72     13,272.08
   10            13,272.08      663.60    13,935.69     176.98     13,758.71
   --------------------------------------------------------------------------
   Cumulative                $5,672.39               $1,913.69


ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  527.55    $ 9,951.20
   2              9,951.20      497.56    10,448.76     129.56     10,319.20
   3             10,319.20      515.96    10,835.16     134.36     10,700.80
   4             10,700.80      535.04    11,235.84     139.32     11,096.52
   5             11,096.52      554.83    11,651.34     144.48     11,506.87
   6             11,506.87      575.34    12,082.21     149.82     11,932.39
   7             11,932.39      596.62    12,529.01     155.36     12,373.65
   8             12,373.65      618.68    12,992.33     161.10     12,831.23
   9             12,831.23      641.56    13,472.79     167.06     13,305.73
   10            13,305.73      665.29    13,971.01     173.24     13,797.77
   --------------------------------------------------------------------------
   Cumulative                $5,679.63               $1,881.85


ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  527.55    $ 9,951.20
   2              9,951.20      497.56    10,448.76     124.34     10,324.42
   3             10,324.42      516.22    10,840.64     129.00     10,711.64
   4             10,711.64      535.58    11,247.22     133.84     11,113.38
   5             11,113.38      555.67    11,669.05     138.86     11,530.19
   6             11,530.19      576.51    12,106.70     144.07     11,962.63
   7             11,962.63      598.13    12,560.76     149.47     12,411.28
   8             12,411.28      620.56    13,031.85     155.08     12,876.77
   9             12,876.77      643.84    13,520.61     160.90     13,359.71
   10            13,359.71      667.99    14,027.70     166.93     13,860.77
   --------------------------------------------------------------------------
   Cumulative                $5,690.81               $1,830.04


ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  524.53    $ 9,954.22
   2              9,954.22      497.71    10,451.93     117.06     10,334.87
   3             10,334.87      516.74    10,851.61     121.54     10,730.07
   4             10,730.07      536.50    11,266.58     126.19     11,140.39
   5             11,140.39      557.02    11,697.41     131.01     11,566.40
   6             11,566.40      578.32    12,144.72     136.02     12,008.70
   7             12,008.70      600.43    12,609.13     141.22     12,467.91
   8             12,467.91      623.40    13,091.31     146.62     12,944.68
   9             12,944.68      647.23    13,591.92     152.23     13,439.69
   10            13,439.69      671.98    14,111.67     158.05     13,953.62
   --------------------------------------------------------------------------
   Cumulative                $5,708.08               $1,754.47

ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  522.52    $ 9,956.23
   2              9,956.23      497.81    10,454.04     112.90     10,341.14
   3             10,341.14      517.06    10,858.19     117.27     10,740.92
   4             10,740.92      537.05    11,277.97     121.80     11,156.17
   5             11,156.17      557.81    11,713.98     126.51     11,587.47
   6             11,587.47      579.37    12,166.84     131.40     12,035.44
   7             12,035.44      601.77    12,637.21     136.48     12,500.73
   8             12,500.73      625.04    13,125.76     141.76     12,984.01
   9             12,984.01      649.20    13,633.21     147.24     13,485.97
   10            13,485.97      674.30    14,160.27     152.93     14,007.34
   --------------------------------------------------------------------------
   Cumulative                $5,718.16               $1,710.81


ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  518.50    $ 9,960.25
   2              9,960.25      498.01    10,458.26     115.04     10,343.22
   3             10,343.22      517.16    10,860.38     119.46     10,740.92
   4             10,740.92      537.05    11,277.96     124.06     11,153.91
   5             11,153.91      557.70    11,711.60     128.83     11,582.77
   6             11,582.77      579.14    12,161.91     133.78     12,028.13
   7             12,028.13      601.41    12,629.54     138.92     12,490.61
   8             12,490.61      624.53    13,115.14     144.27     12,970.88
   9             12,970.88      648.54    13,619.42     149.81     13,469.61
   10            13,469.61      673.48    14,143.09     155.57     13,987.51
   --------------------------------------------------------------------------
   Cumulative                $5,715.77               $1,728.24


ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  514.48    $ 9,964.27
   2              9,964.27      498.21    10,462.49     120.32     10,342.17
   3             10,342.17      517.11    10,859.27     124.88     10,734.39
   4             10,734.39      536.72    11,271.11     129.62     11,141.50
   5             11,141.50      557.07    11,698.57     134.53     11,564.04
   6             11,564.04      578.20    12,142.24     139.64     12,002.60
   7             12,002.60      600.13    12,602.73     144.93     12,457.80
   8             12,457.80      622.89    13,080.69     150.43     12,930.26
   9             12,930.26      646.51    13,576.78     156.13     13,420.64
   10            13,420.64      671.03    14,091.68     162.05     13,929.62
   --------------------------------------------------------------------------
   Cumulative                $5,706.62               $1,777.01


ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  512.47    $ 9,966.28
   2              9,966.28      498.31    10,464.60     189.41     10,275.19
   3             10,275.19      513.76    10,788.95     195.28     10,593.67
   4             10,593.67      529.68    11,123.35     201.33     10,922.02
   5             10,922.02      546.10    11,468.12     207.57     11,260.55
   6             11,260.55      563.03    11,823.57     214.01     11,609.57
   7             11,609.57      580.48    12,190.04     220.64     11,969.40
   8             11,969.40      598.47    12,567.87     227.48     12,340.40
   9             12,340.40      617.02    12,957.42     234.53     12,722.89
   10            12,722.89      636.14    13,359.03     241.80     13,117.23
   --------------------------------------------------------------------------
   Cumulative                $5,561.74               $2,444.52

ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  506.44    $ 9,972.31
   2              9,972.31      498.62    10,470.93     206.28     10,264.65
   3             10,264.65      513.23    10,777.89     212.32     10,565.56
   4             10,565.56      528.28    11,093.84     218.55     10,875.29
   5             10,875.29      543.76    11,419.06     224.96     11,194.10
   6             11,194.10      559.70    11,753.80     231.55     11,522.25
   7             11,522.25      576.11    12,098.37     238.34     11,860.03
   8             11,860.03      593.00    12,453.03     245.32     12,207.71
   9             12,207.71      610.39    12,818.09     252.52     12,565.58
   10            12,565.58      628.28    13,193.85     259.92     12,933.94
   --------------------------------------------------------------------------
   Cumulative                $5,530.12               $2,596.20


*Expenses are net of any fee waiver or expense waiver in the first year.
 Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before waiver in the Summary Information at the beginning of this Prospectus and, in addition, the fees of the Underlying Portfolios as follows:


                                                FEES OF THE
                                           UNDERLYING PORTFOLIOS
               -------------------------------------------------
               2055 Retirement Strategies           .02%
               2050 Retirement Strategies           .02%
               2045 Retirement Strategies           .03%
               2040 Retirement Strategies           .03%
               2035 Retirement Strategies           .04%
               2030 Retirement Strategies           .04%
               2025 Retirement Strategies           .05%
               2020 Retirement Strategies           .05%
               2015 Retirement Strategies           .05%
               2010 Retirement Strategies           .05%
               2005 Retirement Strategies           .05%
               2000 Retirement Strategies           .05%

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-21081
                                                                  PRO-0107-1211

                                    [GRAPHIC]

RETIREMENT STRATEGIES - RETIREMENT SHARES -- (CLASSES A, R, K AND I)


PROSPECTUS  |  DECEMBER 31, 2011


AllianceBernstein Retirement Strategies(R)
(Shares Offered--Exchange Ticker Symbol)


 AllianceBernstein 2000 Retirement Strategy             AllianceBernstein 2030 Retirement Strategy
 (Class A-LTAAX; Class R-LTARX; Class K-LTAKX;          (Class A-LTJAX; Class R-LTKRX; Class K-LTKKX;
   Class I-LTAIX)                                         Class I-LTKIX)

 AllianceBernstein 2005 Retirement Strategy             AllianceBernstein 2035 Retirement Strategy
 (Class A-LTBAX; Class R-LTBRX; Class K-LTBKX;          (Class A-LTKAX; Class R-LTLRX; Class K-LTLKX;
   Class I-LTBIX)                                         Class I-LTLIX)

 AllianceBernstein 2010 Retirement Strategy             AllianceBernstein 2040 Retirement Strategy
 (Class A-LTDAX; Class R-LTDRX; Class K-LTDKX;          (Class A-LTLAX; Class R-LTSRX; Class K-LTSKX;
   Class I-LTDIX)                                         Class I-LTSIX)

 AllianceBernstein 2015 Retirement Strategy             AllianceBernstein 2045 Retirement Strategy
 (Class A-LTEAX; Class R-LTERX; Class K-LTEKX;          (Class A-LTPAX; Class R-LTPRX; Class K-LTPKX;
   Class I-LTEIX)                                         Class I-LTPIX)

 AllianceBernstein 2020 Retirement Strategy             AllianceBernstein 2050 Retirement Strategy
 (Class A-LTHAX; Class R-LTHRX; Class K-LTHKX;          (Class A-LTQAX; Class R-LTQRX; Class K-LTQKX;
   Class I-LTHIX)                                         Class I-LTQIX)

 AllianceBernstein 2025 Retirement Strategy             AllianceBernstein 2055 Retirement Strategy
 (Class A-LTIAX; Class R-LTJRX; Class K-LTJKX;          (Class A-LTWAX; Class R-LTWRX; Class K-LTWKX;
   Class I-LTJIX)                                         Class I-LTWIX)



Each of the AllianceBernstein Retirement Strategies seeks the highest total return over time consistent with its asset mix. The asset mix in each AllianceBernstein Retirement Strategy will emphasize capital growth for periods further from retirement (which, for example, is the case for the AllianceBernstein 2055 Retirement Strategy) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AllianceBernstein 2000 Retirement Strategy). All AllianceBernstein Retirement Strategies will eventually have a static asset allocation mix fifteen years after the target retirement year.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page
SUMMARY INFORMATION......................................................   4

  ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY.............................   4

  ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY.............................   9

  ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY.............................  14

  ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY.............................  19

  ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY.............................  24

  ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY.............................  29

  ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY.............................  34

  ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY.............................  39

  ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY.............................  44

  ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY.............................  49

  ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY.............................  54

  ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY.............................  59

DESCRIPTION OF THE STRATEGIES............................................  65

  Description of Underlying Portfolios...................................  65

  Investment Objectives and Principal Policies of Underlying Portfolios..  66

INVESTING IN THE STRATEGIES..............................................  69

  How to Buy Shares......................................................  69

  The Different Share Class Expenses.....................................  69

  Distribution Arrangements for Group Retirement Plans...................  70

  Payments to Financial Intermediaries...................................  70

  How to Exchange Shares.................................................  71

  How to Sell or Redeem Shares...........................................  71

  Frequent Purchases and Redemptions of Strategy Shares..................  71

  How the Strategies Value Their Shares..................................  73

MANAGEMENT OF THE STRATEGIES.............................................  74

  Investment Adviser.....................................................  74

  Portfolio Managers.....................................................  74

  Performance of Equity and Fixed-Income Investment Teams................  75

  Transfer Agency and Retirement Plan Services...........................  77

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  78

GENERAL INFORMATION......................................................  79

GLOSSARY OF INVESTMENT TERMS.............................................  80

FINANCIAL HIGHLIGHTS.....................................................  81

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............. A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.12%   0.22%   0.20%   0.12%
  Other Expenses                                                                          1.00%   0.98%   0.99%   0.99%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      1.12%   1.20%   1.19%   1.11%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%   0.05%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  2.02%   2.30%   2.04%   1.71%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (1.16)% (1.24)% (1.23)% (1.15)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.86%   1.06%   0.81%   0.56%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $   88* $  108  $   83  $   57
After 3 Years   $  521  $  599  $  520  $  426
After 5 Years   $  981  $1,117  $  985  $  820
After 10 Years  $2,255  $2,540  $2,270  $1,923
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 36% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's net asset value ("NAV") when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -1.91%.


                                    [CHART]

                             Calendar Year End (%)

   01       02      03      04      05      06      07      08      09     10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    12.15%  5.79%  -25.50%  22.84%  9.99%





During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 12.05%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -13.63%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                            8.99%  3.61%     3.98%
--------------------------------------------------------------------------------
Class R                                               9.73%  3.36%     3.74%
--------------------------------------------------------------------------------
Class K                                               9.94%  3.64%     4.02%
--------------------------------------------------------------------------------
Class I                                              10.23%  3.92%     4.29%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                                9.82%  4.56%     4.67%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.11%   0.24%   0.20%   0.12%
  Other Expenses                                                                          0.85%   0.86%   0.85%   0.86%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.96%   1.10%   1.05%   0.98%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%   0.05%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.86%   2.20%   1.90%   1.58%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.94)% (1.08)% (1.03)% (0.96)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.92%   1.12%   0.87%   0.62%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $   94* $  114  $   89  $   63
After 3 Years   $  493  $  584  $  497  $  405
After 5 Years   $  918  $1,081  $  931  $  770
After 10 Years  $2,103  $2,449  $2,138  $1,797
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 13% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -3.77%.


                                    [CHART]

                              Calendar Year End (%)


   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    12.83%  5.40%  -29.28%  26.40%  11.08%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 13.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -15.72%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           10.08%  3.38%     3.82%
--------------------------------------------------------------------------------
Class R                                              10.86%  3.16%     3.59%
--------------------------------------------------------------------------------
Class K                                              11.12%  3.42%     3.85%
--------------------------------------------------------------------------------
Class I                                              11.41%  3.67%     4.11%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               11.17%  4.42%     4.62%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.11%   0.24%   0.20%   0.12%
  Other Expenses                                                                          0.19%   0.19%   0.19%   0.20%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.30%   0.43%   0.39%   0.32%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%   0.05%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.20%   1.53%   1.24%   0.92%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.26)% (0.39)% (0.35)% (0.28)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    0.94%   1.14%   0.89%   0.64%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $   96* $  116  $   91  $   65
After 3 Years   $  355  $  445  $  359  $  265
After 5 Years   $  635  $  797  $  647  $  482
After 10 Years  $1,432  $1,790  $1,469  $1,106
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -5.67%.

                                    [CHART]

                             Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    13.97%  5.65%  -32.88%  29.24%  12.02%







During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 15.71%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -17.88%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.02%  3.19%     3.71%
--------------------------------------------------------------------------------
Class R                                              11.82%  2.99%     3.50%
--------------------------------------------------------------------------------
Class K                                              12.16%  3.24%     3.76%
--------------------------------------------------------------------------------
Class I                                              12.47%  3.52%     4.03%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               12.49%  4.28%     4.55%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                       CLASS A CLASS R CLASS K CLASS I
                                                                       SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                         None    None    None    None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)             None(a)  None    None    None
------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                       CLASS A CLASS R CLASS K CLASS I
------------------------------------------------------------------------------------------------------
Management Fees                                                           .60%    .60%    .60%    .60%
Distribution and/or Service (12b-1) Fees                                  .30%    .50%    .25%    None
Other Expenses
 Transfer Agent                                                          0.09%   0.26%   0.20%   0.11%
 Other Expenses                                                          0.11%   0.11%   0.11%   0.11%
                                                                       ------- ------- ------- -------
Total Other Expenses                                                     0.20%   0.37%   0.31%   0.22%
                                                                       ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                  0.05%   0.05%   0.05%   0.05%
                                                                       ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                 1.15%   1.52%   1.21%   0.87%
                                                                       ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                             (0.17)% (0.34)% (0.28)% (0.19)%
                                                                       ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
Expense Reimbursement                                                    0.98%   1.18%   0.93%   0.68%
                                                                       ======= ======= ======= =======
------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  100* $  120  $   95  $   69
After 3 Years   $  349  $  447  $  356  $  259
After 5 Years   $  617  $  797  $  638  $  464
After 10 Years  $1,382  $1,784  $1,441  $1,055
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 16% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -7.31%.


                                    [CHART]

                              Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    15.28%  5.45%  -35.67%  30.68%  12.49%





During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 16.69%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.40%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.49%  2.83%     3.46%
--------------------------------------------------------------------------------
Class R                                              12.21%  2.63%     3.25%
--------------------------------------------------------------------------------
Class K                                              12.55%  2.89%     3.52%
--------------------------------------------------------------------------------
Class I                                              12.87%  3.16%     3.80%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               13.15%  4.05%     4.40%
--------------------------------------------------------------------------------





(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                       CLASS A CLASS R CLASS K CLASS I
                                                                       SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     None    None    None    None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds,
whichever is lower)                                                    None(a)  None    None    None
------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                       CLASS A CLASS R CLASS K CLASS I
------------------------------------------------------------------------------------------------------
Management Fees                                                           .60%    .60%    .60%    .60%
Distribution and/or Service (12b-1) Fees                                  .30%    .50%    .25%    None
Other Expenses
 Transfer Agent                                                          0.09%   0.24%   0.18%   0.10%
 Other Expenses                                                          0.09%   0.09%   0.09%   0.09%
                                                                       ------- ------- ------- -------
Total Other Expenses                                                     0.18%   0.33%   0.27%   0.19%
                                                                       ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                  0.05%   0.05%   0.05%   0.05%
                                                                       ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                 1.13%   1.48%   1.17%   0.84%
                                                                       ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                             (0.11)% (0.26)% (0.20)% (0.12)%
                                                                       ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
Expense Reimbursement                                                    1.02%   1.22%   0.97%   0.72%
                                                                       ======= ======= ======= =======
------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  104* $  124  $   99  $   74
After 3 Years   $  348  $  442  $  352  $  256
After 5 Years   $  612  $  783  $  624  $  454
After 10 Years  $1,365  $1,746  $1,403  $1,026
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -9.01%.


                                    [CHART]

                             Calendar Year End (%)

   01       02      03      04      05      06      07      08      09     10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    16.17%  5.00%  -38.20%  31.93%  12.92%





During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 17.87%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.86%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.92%  2.35%     3.12%
--------------------------------------------------------------------------------
Class R                                              12.71%  2.17%     2.92%
--------------------------------------------------------------------------------
Class K                                              12.93%  2.40%     3.17%
--------------------------------------------------------------------------------
Class I                                              13.20%  2.66%     3.42%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               13.67%  3.77%     4.19%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees(b)                                                                         .60%    .60%    .60%    .60%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.12%   0.26%   0.18%   0.12%
  Other Expenses                                                                          0.10%   0.11%   0.11%   0.11%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.22%   0.37%   0.29%   0.23%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.05%   0.05%   0.05%   0.05%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.17%   1.52%   1.19%   0.88%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                              (0.13)% (0.28)% (0.20)% (0.14)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.04%   1.24%   0.99%   0.74%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)Adjusted to reflect current Fees.

(c)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  106* $  126  $  101  $   76
After 3 Years   $  359  $  453  $  358  $  267
After 5 Years   $  631  $  802  $  635  $  474
After 10 Years  $1,409  $1,789  $1,425  $1,071
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -10.80%.


                                    [CHART]

                              Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    17.07%  5.23%  -40.13%  32.81%  13.05%





During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.69%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.93%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           12.05%  2.06%     3.23%
--------------------------------------------------------------------------------
Class R                                              12.87%  1.88%     3.04%
--------------------------------------------------------------------------------
Class K                                              13.20%  2.11%     3.28%
--------------------------------------------------------------------------------
Class I                                              13.43%  2.39%     3.56%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               14.18%  3.60%     4.09%
--------------------------------------------------------------------------------





(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.12%   0.24%   0.19%   0.12%
  Other Expenses                                                                          0.12%   0.12%   0.12%   0.12%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.24%   0.36%   0.31%   0.24%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.04%   0.04%   0.04%   0.04%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.23%   1.55%   1.25%   0.93%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.17)% (0.29)% (0.24)% (0.17)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $  374  $  461  $  373  $  279
After 5 Years   $  659  $  817  $  663  $  498
After 10 Years  $1,474  $1,821  $1,490  $1,127
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating

Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -12.38%.


                                    [CHART]

                              Calendar Year End (%)

    01     02     03     04     05      06      07      08      09      10
   -----  -----  -----  -----  -----   -----   -----   -----   -----   -----
    n/a    n/a    n/a    n/a    n/a    17.64%  5.52%  -40.98%  32.70%  12.79%


During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.78%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.32%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.79%  1.86%     2.70%
--------------------------------------------------------------------------------
Class R                                              12.63%  1.66%     2.53%
--------------------------------------------------------------------------------
Class K                                              13.02%  1.92%     2.75%
--------------------------------------------------------------------------------
Class I                                              13.26%  2.18%     3.00%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               14.24%  3.46%     4.01%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.13%   0.24%   0.19%   0.12%
  Other Expenses                                                                          0.16%   0.17%   0.16%   0.17%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.29%   0.41%   0.35%   0.29%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.04%   0.04%   0.04%   0.04%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.28%   1.60%   1.29%   0.98%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.22)% (0.34)% (0.28)% (0.22)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $  384  $  472  $  381  $  290
After 5 Years   $  681  $  839  $  681  $  520
After 10 Years  $1,526  $1,871  $1,532  $1,181
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -13.69%.

                                    [CHART]

                              Calendar Year End (%)


   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    17.25%  5.71%  -41.49%  31.52%  12.69%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.59%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.48%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.69%  1.46%     2.44%
--------------------------------------------------------------------------------
Class R                                              12.41%  1.20%     2.20%
--------------------------------------------------------------------------------
Class K                                              12.76%  1.48%     2.49%
--------------------------------------------------------------------------------
Class I                                              13.11%  1.74%     2.75%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               14.19%  3.19%     3.77%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.13%   0.24%   0.19%   0.12%
  Other Expenses                                                                          0.19%   0.20%   0.19%   0.19%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.32%   0.44%   0.38%   0.31%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.03%   0.03%   0.03%   0.03%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.30%   1.62%   1.31%   0.99%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.24)% (0.36)% (0.30)% (0.23)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $  388  $  476  $  386  $  292
After 5 Years   $  690  $  847  $  689  $  525
After 10 Years  $1,547  $1,892  $1,553  $1,192
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -14.37%.

                                    [CHART]

                              Calendar Year End (%)


   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    17.78%  5.61%  -41.35%  31.55%  12.56%




During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.62%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.39%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.56%  1.56%     2.66%
--------------------------------------------------------------------------------
Class R                                              12.41%  1.37%     2.47%
--------------------------------------------------------------------------------
Class K                                              12.68%  1.63%     2.74%
--------------------------------------------------------------------------------
Class I                                              12.89%  1.88%     2.98%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               14.25%  3.20%     3.78%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.19%   0.26%   0.19%   0.12%
  Other Expenses                                                                          0.29%   0.28%   0.28%   0.28%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      0.48%   0.54%   0.47%   0.40%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.03%   0.03%   0.03%   0.03%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  1.46%   1.72%   1.40%   1.08%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (0.40)% (0.46)% (0.39)% (0.32)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $  422  $  497  $  405  $  312
After 5 Years   $  759  $  890  $  729  $  564
After 10 Years  $1,712  $1,992  $1,646  $1,288
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 17% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.05%.


                                    [CHART]

                              Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a    17.66%  5.72%  -41.53%  31.34%  12.35%


During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.57%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.49%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                       SINCE
                                                     1 YEAR 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------
Class A(b)                                           11.35%  1.42%     2.48%
--------------------------------------------------------------------------------
Class R                                              12.14%  1.19%     2.27%
--------------------------------------------------------------------------------
Class K                                              12.45%  1.45%     2.53%
--------------------------------------------------------------------------------
Class I                                              12.64%  1.70%     2.76%
--------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%  2.29%     2.68%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%  5.80%     5.32%
--------------------------------------------------------------------------------
Composite Benchmark(c)                               14.26%  3.20%     3.78%
--------------------------------------------------------------------------------



(a)Inception date is 09/01/05 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2005      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2005      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A CLASS R CLASS K CLASS I
                                                                                         SHARES  SHARES  SHARES  SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                       None    None    None    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None(a)  None    None    None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                              None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          0.29%   0.24%   0.20%   0.12%
  Other Expenses                                                                          1.53%   1.55%   1.56%   1.55%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      1.82%   1.79%   1.76%   1.67%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.02%   0.02%   0.02%   0.02%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  2.79%   2.96%   2.68%   2.34%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (1.73)% (1.70)% (1.67)% (1.58)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $  701  $  755  $  673  $  579
After 5 Years   $1,320  $1,408  $1,271  $1,106
After 10 Years  $2,993  $3,159  $2,889  $2,554
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 32% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.27%.


                                    [CHART]

                              Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a     n/a     n/a   -40.87%  33.51%  12.40%


During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.72%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.66%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                               SINCE
                                                     1 YEAR INCEPTION(a)
------------------------------------------------------------------------
Class A(b)                                           11.40%     2.74%
------------------------------------------------------------------------
Class R                                              12.09%    -2.94%
------------------------------------------------------------------------
Class K                                              12.36%    -2.66%
------------------------------------------------------------------------
Class I                                              12.71%    -2.44%
------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%    -2.84%
------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%     6.78%
------------------------------------------------------------------------
Composite Benchmark(c)                               14.26%    -2.95%
------------------------------------------------------------------------



(a)Inception date is 6/29/07 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2007      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2007      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                         CLASS A  CLASS R CLASS K CLASS I
                                                                                         SHARES   SHARES  SHARES  SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                        None    None    None    None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)   None(a)  None    None    None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                               None    None    None    None


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets)


                                                                                        CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .65%    .65%    .65%    .65%
Distribution and/or Service (12b-1) Fees                                                   .30%    .50%    .25%    None
Other Expenses
  Transfer Agent                                                                          1.01%   0.21%   0.19%   0.12%
  Other Expenses                                                                          6.58%   6.60%   6.60%   6.64%
                                                                                        ------- ------- ------- -------
Total Other Expenses                                                                      7.59%   6.81%   6.79%   6.76%
                                                                                        ======= ======= ======= =======
Acquired Fund Fees and Expenses (Underlying Portfolios)                                   0.02%   0.02%   0.02%   0.02%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses                                                  8.56%   7.98%   7.71%   7.43%
                                                                                        ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(b)                                              (7.50)% (6.72)% (6.70)% (6.67)%
                                                                                        ------- ------- ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.06%   1.26%   1.01%   0.76%
                                                                                        ======= ======= ======= =======
-----------------------------------------------------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year CDSC may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

(b)The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2012 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Strategy prior to the end of the Strategy's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  108* $  128  $  103  $   78
After 3 Years   $1,825  $1,735  $1,663  $1,589
After 5 Years   $3,421  $3,247  $3,140  $3,028
After 10 Years  $6,941  $6,651  $6,496  $6,331
-----------------------------------------------



*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.


PORTFOLIO TURNOVER

The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 49% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). The Strategy is managed to the specific year of planned retirement included in its name (the "retirement date"). The Strategy's asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After retirement the Strategy's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy's retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after the Strategy's retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategy's asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.


The Underlying Portfolios will include a Portfolio, the Volatility Management Portfolio, that is designed to reduce the overall effect of equity market volatility on the Strategy and the effects of adverse equity market conditions on its performance. The Volatility Management Portfolio will be a component of the Strategy's equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


The Adviser will allow the relative weightings of the Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart illustrates how the asset mix of the Strategy will vary over time. In general, the asset mix of the Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.


                                    [CHART]

                                                  Years Before Retirement
                                                  -----------------------
                             45         40          35          30         25
                          ------------------------------------------------------
US Diversified Value        20.50%    20.50%      20.50%      19.50%     18.25%
US Large Cap Growth         20.50%    20.50%      20.50%      19.50%     18.25%
US SMID Value                6.50%     6.50%       6.50%       6.00%      5.75%
US SMID Growth               6.50%     6.50%       6.50%       6.00%      5.75%
International Value         18.00%    18.00%      18.00%      17.00%     16.00%
International Growth        18.00%    18.00%      18.00%      17.00%     16.00%
Multi-Asset Real Return      5.00%     5.00%       5.00%       5.00%      5.00%
Volatility Management        0.00%     0.00%       0.00%       5.00%     10.00%
High Yield                   0.00%     0.00%       0.00%       0.00%      0.00%
Global Bonds                 5.00%     5.00%       5.00%       5.00%      5.00%
Inflation-Protected
  Securities                 0.00%     0.00%       0.00%       0.00%      0.00%
Short Duration Bonds         0.00%     0.00%       0.00%       0.00%      0.00%
                                                  Years Before Retirement
                                                  ----------------------
                                        20          15          10          5
                                     ------------------------------------------
US Diversified Value                 16.25%      13.75%      11.25%       9.75%
US Large Cap Growth                  16.25%      13.75%      11.25%       9.75%
US SMID Value                         5.00%       4.25%       3.50%       2.75%
US SMID Growth                        5.00%       4.25%       3.50%       2.75%
International Value                  14.00%      12.00%       9.75%       8.50%
International Growth                 14.00%      12.00%       9.75%       8.50%
Multi-Asset Real Return               7.00%       8.50%      10.00%      10.00%
Volatility Management                12.50%      17.50%      20.00%      20.00%
High Yield                            5.00%       7.00%       7.00%       7.00%
Global Bonds                          5.00%       7.00%      10.00%      12.00%
Inflation-Protected
  Securities                          0.00%       0.00%       4.00%       9.00%
Short Duration Bonds                  0.00%       0.00%       0.00%       0.00%
                          Retirement Date             Years After Retirement
                          ---------------             ----------------------
                            0            5          10         15          20
                          ------     ------------------------------------------
US Diversified Value       8.50%       6.45%       5.25%      4.00%       4.00%
US Large Cap Growth        8.50%       6.45%       5.25%      4.00%       4.00%
US SMID Value              2.00%       1.50%       1.00%      0.75%       0.75%
US SMID Growth             2.00%       1.50%       1.00%      0.75%       0.75%
International Value        8.50%       7.00%       4.00%      3.00%       3.00%
International Growth       7.00%       5.30%       4.00%      3.00%       3.00%
Multi-Asset Real Return   10.00%       8.50%       7.00%      7.00%       7.00%
Volatility Management     20.00%      20.00%      17.50%     12.50%      12.50%
High Yield                 7.00%       5.00%       2.50%      0.00%       0.00%
Global Bonds              14.00%      16.00%      19.50%     22.50%      22.50%
Inflation-Protected
  Securities              14.00%      15.00%      15.00%     15.00%      15.00%
Short Duration Bonds       0.00%       9.00%      18.00%     27.50%      27.50%



PRINCIPAL RISKS
The value of your investment in the Strategy will change with changes in the values of the Strategy's investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy's asset allocation.

.. MARKET RISK: The value of the Strategy's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among the Underlying
   Portfolios' different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy's NAV when one of these investments is performing more poorly than the other.


.. INFLATION RISK: This is the risk that the value of assets or income from the Strategy's investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy's investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.


.. EMERGING MARKET RISK: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.


.. FOCUSED PORTFOLIO RISK: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.


..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Portfolio's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and


.. how the Strategy's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2011, the year-to-date unannualized return for Class A shares was -15.66%.

                                    [CHART]

                              Calendar Year End (%)

   01       02      03      04      05      06      07      08      09      10
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     n/a     n/a     n/a   -40.87%  31.38%  12.41%



During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 18.56%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -20.61%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                               SINCE
                                                     1 YEAR INCEPTION(a)
------------------------------------------------------------------------
Class A(b)                                           11.41%    -3.30%
------------------------------------------------------------------------
Class R                                              12.22%    -3.52%
------------------------------------------------------------------------
Class K                                              12.47%    -3.22%
------------------------------------------------------------------------
Class I                                              12.70%    -3.00%
------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, taxes or expenses)  15.06%    -2.84%
------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, taxes or expenses)   6.54%     6.78%
------------------------------------------------------------------------
Composite Benchmark(c)                               14.26%    -2.95%
------------------------------------------------------------------------



(a)Inception date is 6/29/07 for Class A, Class R, Class K and Class I shares.

(b)Average annual total returns reflect imposition of the maximum CDSC.

(c)The Composite Benchmark shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. The Composite Benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for intermediate bonds, Barclays Capital U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, Barclays Capital 1-10 Year TIPS Index; for high yield bonds, Custom High Yield Composite Index. The Composite Benchmark reflects no deductions for fees, expenses or taxes.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2007      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2007      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES



Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy.


You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.


     .   TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategies. A Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Strategy over another investment.

DESCRIPTION OF THE STRATEGIES
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS
Each Strategy invests in a combination of Underlying Portfolios. Each Strategy's target asset allocation is intended to diversify its investments among various asset classes, such as stocks and bonds.


The Adviser does not intend to make frequent tactical adjustments to the target asset mix or to trade actively among Underlying Portfolios, other than the periodic adjustments described above. However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Portfolio weightings and to substitute other Underlying Portfolios from time to time should circumstances warrant. The following table shows which Underlying Portfolios are being used within each asset class as of January 1, 2012 and the target allocations for each Strategy:


PERCENTAGE OF ALLIANCEBERNSTEIN RETIREMENT STRATEGY

INVESTED IN THE SPECIFIED UNDERLYING PORTFOLIO AS OF JANUARY 1, 2012

--------------------------------------------------------------------------------


                CURRENT FUND            2055  2050  2045  2040  2035  2030  2025  2020  2015  2010  2005  2000  N/A*
---------------------------------------------------------------------------------------------------------------------
ASSET CLASS     UNDERLYING PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
SHORT DURATION
BONDS           Short Duration Bond        --    --    --    --    --    --    --    --    --  3.60 12.60 21.80 27.50
---------------------------------------------------------------------------------------------------------------------
BONDS           SUBTOTAL                 5.00  5.00  5.00  5.00  7.00 11.60 16.80 23.80 30.80 35.40 36.40 37.20 37.50
                -----------------------------------------------------------------------------------------------------
                Bond Inflation
                Protection                 --    --    --    --    --    --  1.60  6.00 11.00 14.40 15.00 15.00 15.00
                -----------------------------------------------------------------------------------------------------
                Global Core Bond         5.00  5.00  5.00  5.00  5.00  5.80  8.20 10.80 12.80 14.80 17.40 20.70 22.50
                -----------------------------------------------------------------------------------------------------
                High-Yield                 --    --    --    --  2.00  5.80  7.00  7.00  7.00  6.20  4.00  1.50    --
---------------------------------------------------------------------------------------------------------------------
REAL RETURN     Multi-Asset Real Return  5.00  5.00  5.00  5.00  5.80  7.60  9.10 10.00 10.00  9.40  7.90  7.00  7.00
---------------------------------------------------------------------------------------------------------------------
STOCKS          SUBTOTAL                90.00 90.00 90.00 90.00 87.20 80.80 74.10 66.20 59.20 51.60 43.10 34.00 28.00
                -----------------------------------------------------------------------------------------------------
                U.S. Large Cap Growth   20.50 20.50 20.10 19.00 17.45 15.25 12.75 10.65  9.25  7.68  5.97  4.75  4.00
                -----------------------------------------------------------------------------------------------------
                U.S. Large Cap Value    20.50 20.50 20.10 19.00 17.45 15.25 12.75 10.65  9.25  7.68  5.97  4.75  4.00
                -----------------------------------------------------------------------------------------------------
                Small-Mid Cap Value      6.50  6.50  6.30  5.90  5.45  4.70  3.95  3.20  2.45  1.80  1.30  0.90  0.75
                -----------------------------------------------------------------------------------------------------
                Small-Mid Cap Growth     6.50  6.50  6.30  5.90  5.45  4.70  3.95  3.20  2.45  1.80  1.30  0.90  0.75
                -----------------------------------------------------------------------------------------------------
                International Value     18.00 18.00 17.60 16.60 15.20 13.20 11.10  9.25  7.90  6.32  4.78  3.60  3.00
                -----------------------------------------------------------------------------------------------------
                International Growth    18.00 18.00 17.60 16.60 15.20 13.20 11.10  9.25  7.90  6.32  4.78  3.60  3.00
                -----------------------------------------------------------------------------------------------------
                Volatility Management      --    --  2.00  7.00 11.00 14.50 18.50 20.00 20.00 20.00 19.00 15.50 12.50
---------------------------------------------------------------------------------------------------------------------



*This allocation is not specific to any Strategy, but reflects the expected future allocations of any Strategy once it reaches 15 years after its retirement date.

The underlying stock Portfolios draw on growth, value and quantitative investment techniques and diversify investments among small, medium and large U.S. companies. They also include investments in a portfolio with an investment objective of maximizing real return over inflation as well as foreign stocks from developed and emerging markets.

The underlying bond Portfolios represent a diverse range of fixed-income investments that vary by issuer type (corporate and government), and credit quality (investment-grade and high yield).


The underlying Volatility Management Portfolio is intended to reduce a Strategy's exposure to equity securities when the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or Statement of Additional Information, or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting the Adviser:


By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618

STOCK PORTFOLIOS

ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. market. The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from nearly $107 million to approximately $396 billion as of October 31, 2011, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States, commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate).

This Portfolio's investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real estate equity securities.


The Portfolio may invest significantly in derivatives, such as options, futures, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

This Portfolio normally invests in companies in at least three countries other than the United States. This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued using a fundamental value approach. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated or overlooked--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased consumer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of October 31, 2011, the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from nearly $37 million to approximately $7.47 billion.

The Portfolio invests in companies determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of October 31, 2011, there were approximately 4,400 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.5 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.


The Portfolio may invest in any company and industry and in any type of equity security with the potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector. The Portfolio may invest in foreign securities.


ALLIANCEBERNSTEIN VOLATILITY MANAGEMENT PORTFOLIO has an investment objective of seeking total return from growth of capital and income. This Portfolio is designed to reduce the overall portfolio volatility and equity exposure of a blended style investor, such as a Strategy, particularly in extreme market environments. By reducing the overall equity exposure of a Strategy, the Portfolio seeks to reduce the volatility of the Strategy's overall portfolio and therefore reduce volatility's negative impact on returns. The Portfolio will invest opportunistically in a wide range of instruments, including both physical commodities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the Strategy's overall portfolio. Therefore, in times when the Adviser determines equity market risk to be "normal" and/or that the risk is appropriate to the return potential presented, the Portfolio's assets will be invested predominantly in equities. When the Adviser determines that the risks in the equity markets have risen disproportionately to the potential returns offered, the Portfolio will respond defensively by seeking exposure to bonds or other fixed-income investments, real estate-related investments, commodity-linked investments or other instruments. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risks in the equity markets and that consequently its performance may suffer.


BOND PORTFOLIOS
ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. The Portfolio may also invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN GLOBAL CORE BOND PORTFOLIO (formerly, the AllianceBernstein Intermediate Duration Bond Portfolio) has an investment objective of seeking to provide a moderate to high rate of income that is subject to taxes. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. Under normal market conditions, the Portfolio invests at least 80% of its assets in non-U.S. Dollar-denominated debt securities of issuers located in at least three countries. To reduce volatility, the Adviser may hedge most of the currency exposure associated with its investments in non-U.S. Dollar-denominated fixed-income securities, principally through the use of currency forwards and futures. This Portfolio may invest in many types of medium-quality debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as securities of U.S. and non-U.S. issuers. This Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO has an investment objective of seeking to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. Government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in lower-rated securities ("junk bonds").

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high-yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.


This Portfolio invests in a diversified mix of high-yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. In addition to U.S. fixed-income securities, the Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.


FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Strategies' Board of Directors ("Board") may change a Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other policies of a Strategy may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity or fixed-income securities and invest, without limit, in certain types of short-term, liquid, high-grade or high quality (depending on the Underlying Portfolio) debt securities. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS
A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each Strategy offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of a Strategy's shares is priced at the next determined NAV after your order is received in proper form.


Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:


Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


REQUIRED INFORMATION

Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Strategy believes it has identified potentially criminal activity, that Strategy reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in the Summary Information section above.


ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Strategy has adopted a plan under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is up to:

                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             .30%
                      Class R             .50%
                      Class K             .25%
                      Class I             None

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1%, 1-year CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of the shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Strategy offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of Strategy shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Strategies' SAI. Group retirement plans also may not offer all classes of Strategy shares. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Strategies may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Strategy Operating Expenses" in the Summary Information at the beginning of this Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL INTERMEDIARY OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THE FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors


  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company


  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services

  PrimeVest Financial Services

  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors



Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under your plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, you must submit your exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange ("Exchange") is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary or plan recordkeeper must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.


FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and AllianceBernstein Investor Services, Inc., or ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES

The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the value of a Strategy's shares may change on days when the Strategy's NAV is net calculated and shareholders will not be able to purchase or redeem their shares in the Strategy.


Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Board of Trustees (the "Trustees"). When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above. More information about the valuation of the Underlying Portfolios' assets is available in the Underlying Portfolios' SAI.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of September 30, 2011 totaling approximately $402 billion (of which more than $78 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 27 of the nation's FORTUNE 100 companies), for public employee retirement funds in 34 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 34 registered investment companies managed by the Adviser, comprising approximately 118 separate investment portfolios, have approximately 3.0 million shareholder accounts.

The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below.



                                                    MANAGEMENT FEE
                                                 (AS A PERCENTAGE OF
       ALLIANCEBERNSTEIN RETIREMENT STRATEGY  AVERAGE DAILY NET ASSETS)*
       -----------------------------------------------------------------
             2000 Retirement Strategy                    0.00%
             2005 Retirement Strategy                    0.00%
             2010 Retirement Strategy                    0.24%
             2015 Retirement Strategy                    0.37%
             2020 Retirement Strategy                    0.43%
             2025 Retirement Strategy                    0.42%
             2030 Retirement Strategy                    0.43%
             2035 Retirement Strategy                    0.38%
             2040 Retirement Strategy                    0.37%
             2045 Retirement Strategy                    0.25%
             2050 Retirement Strategy                    0.00%
             2055 Retirement Strategy                    0.00%



*Fee stated net of any fee waivers and/or reimbursements. See "Fees and Expenses of the Strategy" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of the Strategies' investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2011.


The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2008; Senior     Senior Vice President of the Adviser and
Vice President of the Adviser              Head of Defined Contribution.
                                           Previously, Director of Research--
                                           Defined Contribution. Prior thereto, he
                                           was a Director of Research for the
                                           Adviser's Blend Strategies and served
                                           as a senior quantitative analyst since
                                           prior to 2006.

Dokyoung Lee; since 2008; Senior Vice      Senior Vice President of the Adviser and
President of the Adviser                   Director of Research--Strategic Asset
                                           Allocation since 2008. Prior thereto, he
                                           was a senior portfolio manager of the
                                           Adviser since prior to 2006.

Seth J. Masters; since inception; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           similar capacity to his current position
                                           since prior to 2006, and Chief
                                           Investment Officer of Asset Allocation
                                           and Bernstein Global Wealth
                                           Management.

Christopher H. Nikolich; since inception;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which he has been associated in a
                                           similar capacity to his current position
                                           since prior to 2006, and Head of
                                           Research and Investment Design--
                                           Defined Contribution.


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser and
President of the Adviser                    Head of Blend Strategies since 2009.
                                            Prior thereto, he was a senior portfolio
                                            manager of the Adviser since prior to
                                            2006.



Additional information about the portfolio managers may be found in the Strategies' SAI.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by the investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or Bernstein managed the Historical Accounts through September 30, 2011. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2011 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of shares of the Strategies in accordance with the plan adopted by the Board under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth-based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(TM) Index measures the performance of the small- and mid-capitalization segment of U.S. equities. It includes the approximately 2,500 of the smallest securities based on a combination of their current market cap and current index membership.

The Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price to-book ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

The unmanaged Barclays Capital U.S. Aggregate Index ("Barclays Capital Aggregate") is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The Barclays Capital U.S Corporate High Yield 2% Issuer Cap Index ("Barclays Capital U.S. High Yield") is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The Index limits the maximum exposure to any one issuer to 2%.


The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch Treasury 1-3 Year") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.


The performance data below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.


The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------




NET OF FEES PERFORMANCE
For periods ended September 30, 2011, with their Aggregate Assets as of September 30, 2011



INVESTMENT TEAMS AND                         ASSETS                                     SINCE   INCEPTION
BENCHMARKS                                (IN MILLIONS) 1 YEAR  3 YEAR 5 YEAR 10 YEAR INCEPTION   DATES
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
US Large Cap Growth                         $3,521.5     -0.26%  1.25% -1.04%  1.15%   12.07%   12/31/1977
Russell 1000 Growth                                       3.78%  4.69%  1.62%  3.01%      N/A*
----------------------------------------------------------------------------------------------------------
US Small/Mid Cap Growth                     $1,216.6      6.81% 10.39%  6.37%    N/A    6.61%   12/31/2004
Russell 2500 Growth                                       0.59%  4.56%  1.91%    N/A    3.16%
----------------------------------------------------------------------------------------------------------
US Small/Mid Cap Value                      $3,101.8     -8.25%  1.57%  0.54%  8.08%    7.90%   12/31/2000
Russell 2500 Value                                       -4.70%  0.08% -1.69%  7.24%    6.14%
----------------------------------------------------------------------------------------------------------
US Diversified Value                        $1,430.2     -4.02% -2.63% -6.22%  2.13%    2.56%    3/31/1999
Russell 1000 Value                                       -1.89% -1.52% -3.53%  3.36%    2.64%
----------------------------------------------------------------------------------------------------------
International Large Cap Growth              $1,613.3    -18.34% -6.92% -7.21%  2.72%    3.98%   12/31/1990
MSCI EAFE                                                -9.36% -1.13% -3.46%  5.03%    4.81%
----------------------------------------------------------------------------------------------------------
International Large Cap Value               $4,875.9    -15.32% -6.18% -8.09%  5.22%    2.66%    9/30/1999
MSCI EAFE                                                -9.36% -1.13% -3.46%  5.03%    1.56%
----------------------------------------------------------------------------------------------------------
TAXABLE BOND
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                        $227.6      5.03%  9.71%  6.52%  5.53%    6.98%   12/31/1986
Barclays Capital Aggregate                                5.26%  7.97%  6.53%  5.66%    7.20%
----------------------------------------------------------------------------------------------------------
High Yield Bond                               $504.7      0.70% 15.52%  7.36%  8.02%    8.13%   12/31/1986
Barclays Capital U.S. High Yield                          1.75% 13.80%  7.26%  8.89%    8.54%
----------------------------------------------------------------------------------------------------------
Low Duration                                $1,745.9      1.56%  4.05%  2.68%  2.90%    4.17%   12/31/1995
BofA Merrill Lynch 1-3 Yr Treasury Index                  1.20%  2.39%  3.83%  3.31%    4.45%
----------------------------------------------------------------------------------------------------------


*The Inception Date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for U.S. Large Cap Growth Strategy and that benchmark from that date through 9/30/2011 were 12.04% and 10.15%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to the Strategies' shareholders.


Retirement plans may hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Strategy's income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.


For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided that holding period and other requirements are met by both the shareholder and Strategy level.


While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.


An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.


If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a non-resident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for more information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


BARCLAYS CAPITAL U.S. AGGREGATE INDEX provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Fitch Ratings) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly for sale in the United States.

S&P 500 STOCK INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Stock Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the two most recently completed fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for the Strategies. The reports of the independent accounting firms, along with the Strategy's financial statements, are included in the Strategy's annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.90       $0.26         $ 0.69        $ 0.95      $(0.27)     $ 0.00        $(0.27)
Year ended 8/31/10      9.35        0.18           0.57          0.75       (0.20)       0.00         (0.20)
Year ended 8/31/09     10.58        0.26          (1.10)        (0.84)      (0.21)      (0.18)        (0.39)
Year ended 8/31/08     11.73        0.44          (1.07)        (0.63)      (0.36)      (0.16)        (0.52)
Year ended 8/31/07     10.88        0.31           0.80          1.11       (0.23)      (0.03)        (0.26)

CLASS R
Year ended 8/31/11    $ 9.76       $0.25         $ 0.68        $ 0.93      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      9.24        0.14           0.58          0.72       (0.20)       0.00         (0.20)
Year ended 8/31/09     10.46        0.20          (1.04)        (0.84)      (0.20)      (0.18)        (0.38)
Year ended 8/31/08     11.54        0.49          (1.13)        (0.64)      (0.28)      (0.16)        (0.44)
Year ended 8/31/07     10.87        0.17           0.89          1.06       (0.36)      (0.03)        (0.39)

CLASS K
Year ended 8/31/11    $ 9.69       $0.26         $ 0.69        $ 0.95      $(0.30)     $ 0.00        $(0.30)
Year ended 8/31/10      9.17        0.17           0.57          0.74       (0.22)       0.00         (0.22)
Year ended 8/31/09     10.40        0.26          (1.08)        (0.82)      (0.23)      (0.18)        (0.41)
Year ended 8/31/08     11.55        0.38          (0.98)        (0.60)      (0.39)      (0.16)        (0.55)
Year ended 8/31/07     10.89        0.20           0.91          1.11       (0.42)      (0.03)        (0.45)

CLASS I
Year ended 8/31/11    $ 9.73       $0.33         $ 0.64        $ 0.97      $(0.33)     $ 0.00        $(0.33)
Year ended 8/31/10      9.20        0.22           0.56          0.78       (0.25)       0.00         (0.25)
Year ended 8/31/09     10.44        0.23          (1.03)        (0.80)      (0.26)      (0.18)        (0.44)
Year ended 8/31/08     11.60        0.48          (1.06)        (0.58)      (0.42)      (0.16)        (0.58)
Year ended 8/31/07     10.92        0.22           0.90          1.12       (0.41)      (0.03)        (0.44)

ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.37       $0.28         $ 0.73        $ 1.01      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.84        0.16           0.56          0.72       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.35        0.26          (1.27)        (1.01)      (0.27)      (0.23)        (0.50)
Year ended 8/31/08     11.78        0.41          (1.24)        (0.83)      (0.35)      (0.25)        (0.60)
Year ended 8/31/07     10.92        0.29           0.87          1.16       (0.27)      (0.03)        (0.30)

CLASS R
Year ended 8/31/11    $ 9.32       $0.24         $ 0.74        $ 0.98      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.80        0.14           0.55          0.69       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.27        0.23          (1.24)        (1.01)      (0.23)      (0.23)        (0.46)
Year ended 8/31/08     11.72        0.37          (1.22)        (0.85)      (0.35)      (0.25)        (0.60)
Year ended 8/31/07     10.89        0.08           1.05          1.13       (0.27)      (0.03)        (0.30)

CLASS K
Year ended 8/31/11    $ 9.36       $0.28         $ 0.73        $ 1.01      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.83        0.17           0.55          0.72       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.33        0.26          (1.27)        (1.01)      (0.26)      (0.23)        (0.49)
Year ended 8/31/08     11.75        0.34          (1.16)        (0.82)      (0.35)      (0.25)        (0.60)
Year ended 8/31/07     10.91        0.14           1.03          1.17       (0.30)      (0.03)        (0.33)

CLASS I
Year ended 8/31/11    $ 9.39       $0.28         $ 0.75        $ 1.03      $(0.32)     $ 0.00        $(0.32)
Year ended 8/31/10      8.86        0.22           0.53          0.75       (0.22)       0.00         (0.22)
Year ended 8/31/09     10.36        0.27          (1.25)        (0.98)      (0.29)      (0.23)        (0.52)
Year ended 8/31/08     11.79        0.46          (1.25)        (0.79)      (0.39)      (0.25)        (0.64)
Year ended 8/31/07     10.95        0.22           0.97          1.19       (0.32)      (0.03)        (0.35)
---------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 94.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $10.58       9.68%       $ 6,215            0.81%(e)           1.97%(e)         2.46%(e)     36%
    9.90       8.07          6,422            0.82(e)            2.25(e)          1.81(e)      41
    9.35      (7.29)         6,608            0.82               2.64             3.14         40
   10.58      (5.59)         5,952            0.82               2.77             3.87         66
   11.73      10.32          5,462            0.92(f)            8.86(f)          2.82         99

  $10.41       9.54%       $ 1,524            1.01%(e)           2.25%(e)         2.38%(e)     36%
    9.76       7.81          2,600            1.02(e)            2.38(e)          1.47(e)      41
    9.24      (7.46)         1,437            1.02               2.69             2.39         40
   10.46      (5.78)           350            1.02               2.91             3.27         66
   11.54       9.85            381            1.06(f)            6.87(f)          1.85         99

  $10.34       9.85%       $19,922            0.76%(e)           1.99%(e)         2.50%(e)     36%
    9.69       8.06         17,245            0.77(e)            2.11(e)          1.79(e)      41
    9.17      (7.27)        14,477            0.77               2.42             3.18         40
   10.40      (5.50)        14,183            0.77               2.63             3.40         66
   11.55      10.31          5,041            0.83(f)            4.40(f)          1.83         99

  $10.37      10.01%       $ 1,656            0.51%(e)           1.66%(e)         3.15%(e)     36%
    9.73       8.48          1,402            0.52(e)            1.79(e)          2.20(e)      41
    9.20      (7.00)         1,981            0.52               2.06             2.68         40
   10.44      (5.28)           768            0.52               2.35             4.20         66
   11.60      10.43            681            0.55(f)            7.92(f)          2.09         99

  $10.09      10.83%       $15,389            0.87%(e)           1.81%(e)         2.74%(e)     13%
    9.37       8.16         22,043            0.88(e)            1.72(e)          1.75(e)      34
    8.84      (8.92)        23,328            0.88               1.79             3.20         43
   10.35      (7.39)        18,835            0.88               1.85             3.66         29
   11.78      10.69         13,775            0.95               3.16             2.45         45

  $10.02      10.51%       $ 3,017            1.07%(e)           2.15%(e)         2.38%(e)     13%
    9.32       7.87          3,113            1.08(e)            1.98(e)          1.52(e)      34
    8.80      (9.02)         3,259            1.08               2.06             2.97         43
   10.27      (7.61)         3,475            1.08               2.08             3.38         29
   11.72      10.46          3,593            1.09               3.24             0.63         45

  $10.08      10.87%       $10,268            0.82%(e)           1.85%(e)         2.71%(e)     13%
    9.36       8.20         11,259            0.83(e)            1.72(e)          1.85(e)      34
    8.83      (8.85)        14,088            0.83               1.76             3.25         43
   10.33      (7.31)        18,597            0.83               1.82             3.15         29
   11.75      10.85          6,734            0.87               2.45             1.27         45

  $10.10      11.03%       $   789            0.57%(e)           1.53%(e)         2.81%(e)     13%
    9.39       8.50            401            0.58(e)            1.39(e)          2.34(e)      34
    8.86      (8.55)         1,655            0.58               1.42             3.34         43
   10.36      (7.11)         1,723            0.58               1.49             3.97         29
   11.79      10.94          1,398            0.58               2.84             1.48         45
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.16       $0.29         $ 0.81        $ 1.10      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.67        0.16           0.51          0.67       (0.18)       0.00         (0.18)
Year ended 8/31/09     10.53        0.23          (1.53)        (1.30)      (0.25)      (0.31)        (0.56)
Year ended 8/31/08     12.00        0.38          (1.36)        (0.98)      (0.33)      (0.16)        (0.49)
Year ended 8/31/07     11.00        0.27           1.00          1.27       (0.25)      (0.02)        (0.27)

CLASS R
Year ended 8/31/11    $ 9.14       $0.24         $ 0.83        $ 1.07      $(0.26)     $ 0.00        $(0.26)
Year ended 8/31/10      8.65        0.14           0.52          0.66       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.50        0.21          (1.52)        (1.31)      (0.23)      (0.31)        (0.54)
Year ended 8/31/08     11.98        0.34          (1.34)        (1.00)      (0.32)      (0.16)        (0.48)
Year ended 8/31/07     10.98        0.11           1.14          1.25       (0.23)      (0.02)        (0.25)

CLASS K
Year ended 8/31/11    $ 9.18       $0.28         $ 0.82        $ 1.10      $(0.29)     $ 0.00        $(0.29)
Year ended 8/31/10      8.69        0.16           0.52          0.68       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.54        0.23          (1.52)        (1.29)      (0.25)      (0.31)        (0.56)
Year ended 8/31/08     12.01        0.39          (1.37)        (0.98)      (0.33)      (0.16)        (0.49)
Year ended 8/31/07     11.00        0.18           1.11          1.29       (0.26)      (0.02)        (0.28)

CLASS I
Year ended 8/31/11    $ 9.21       $0.30         $ 0.83        $ 1.13      $(0.32)     $ 0.00        $(0.32)
Year ended 8/31/10      8.71        0.20           0.51          0.71       (0.21)       0.00         (0.21)
Year ended 8/31/09     10.59        0.26          (1.55)        (1.29)      (0.28)      (0.31)        (0.59)
Year ended 8/31/08     12.05        0.38          (1.33)        (0.95)      (0.35)      (0.16)        (0.51)
Year ended 8/31/07     11.03        0.18           1.14          1.32       (0.28)      (0.02)        (0.30)

ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 9.09       $0.26         $ 0.86        $ 1.12      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.64        0.15           0.47          0.62       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.60        0.20          (1.66)        (1.46)      (0.22)      (0.28)        (0.50)
Year ended 8/31/08     12.25        0.37          (1.60)        (1.23)      (0.32)      (0.10)        (0.42)
Year ended 8/31/07     11.09        0.26           1.14          1.40       (0.23)      (0.01)        (0.24)

CLASS R
Year ended 8/31/11    $ 9.06       $0.24         $ 0.87        $ 1.11      $(0.26)     $ 0.00        $(0.26)
Year ended 8/31/10      8.61        0.13           0.47          0.60       (0.15)       0.00         (0.15)
Year ended 8/31/09     10.56        0.18          (1.65)        (1.47)      (0.20)      (0.28)        (0.48)
Year ended 8/31/08     12.22        0.30          (1.55)        (1.25)      (0.31)      (0.10)        (0.41)
Year ended 8/31/07     11.07        0.14           1.24          1.38       (0.22)      (0.01)        (0.23)

CLASS K
Year ended 8/31/11    $ 9.12       $0.26         $ 0.87        $ 1.13      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.66        0.16           0.47          0.63       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.61        0.21          (1.67)        (1.46)      (0.21)      (0.28)        (0.49)
Year ended 8/31/08     12.26        0.36          (1.59)        (1.23)      (0.32)      (0.10)        (0.42)
Year ended 8/31/07     11.10        0.17           1.23          1.40       (0.23)      (0.01)        (0.24)

CLASS I
Year ended 8/31/11    $ 9.14       $0.29         $ 0.87        $ 1.16      $(0.32)     $ 0.00        $(0.32)
Year ended 8/31/10      8.69        0.19           0.46          0.65       (0.20)       0.00         (0.20)
Year ended 8/31/09     10.66        0.24          (1.69)        (1.45)      (0.24)      (0.28)        (0.52)
Year ended 8/31/08     12.31        0.37          (1.57)        (1.20)      (0.35)      (0.10)        (0.45)
Year ended 8/31/07     11.13        0.18           1.26          1.44       (0.25)      (0.01)        (0.26)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 94.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.97       11.99%      $ 40,407           0.89%(e)           1.15%(e)         2.84%(e)     11%
    9.16        7.73         56,196           0.91(e)            1.20(e)          1.73(e)      36
    8.67      (11.23)        66,020           0.90               1.30             3.00         20
   10.53       (8.48)        71,541           0.90               1.15             3.31         31
   12.00       11.64         47,201           0.99               1.65             2.28         25

  $ 9.95       11.68%      $ 12,769           1.09%(e)           1.48%(e)         2.41%(e)     11%
    9.14        7.57         15,197           1.11(e)            1.52(e)          1.49(e)      36
    8.65      (11.50)        14,210           1.10               1.57             2.68         20
   10.50       (8.70)        11,039           1.10               1.54             2.99         31
   11.98       11.47          5,428           1.15               1.87             0.90         25

  $ 9.99       12.01%      $ 59,760           0.84%(e)           1.19%(e)         2.75%(e)     11%
    9.18        7.77         66,383           0.86(e)            1.21(e)          1.75(e)      36
    8.69      (11.20)        62,515           0.85               1.25             2.96         20
   10.54       (8.46)        62,033           0.85               1.24             3.36         31
   12.01       11.80         37,059           0.93               1.59             1.75         25

  $10.02       12.29%      $  5,141           0.59%(e)           0.87%(e)         2.94%(e)     11%
    9.21        8.20          6,966           0.61(e)            0.88(e)          2.18(e)      36
    8.71      (11.10)        13,571           0.60               0.91             3.39         20
   10.59       (8.18)        17,024           0.60               0.90             3.28         31
   12.05       12.04         11,154           0.64               1.29             1.56         25

  $ 9.93       12.32%      $ 75,411           0.93%(e)           1.10%(e)         2.59%(e)     16%
    9.09        7.16         90,837           0.95(e)            1.15(e)          1.66(e)      38
    8.64      (12.80)        95,400           0.94               1.18             2.69         16
   10.60      (10.35)        91,231           0.94               1.10             3.21          6
   12.25       12.75         66,921           1.02               1.42             2.12         13

  $ 9.91       12.18%      $ 32,067           1.13%(e)           1.47%(e)         2.36%(e)     16%
    9.06        6.94         37,765           1.15(e)            1.48(e)          1.38(e)      38
    8.61      (13.00)        29,635           1.14               1.49             2.42         16
   10.56      (10.59)        24,178           1.14               1.49             2.67          6
   12.22       12.56          9,928           1.18               1.76             1.21         13

  $ 9.97       12.39%      $110,593           0.88%(e)           1.16%(e)         2.53%(e)     16%
    9.12        7.27        110,450           0.90(e)            1.17(e)          1.67(e)      38
    8.66      (12.79)       101,850           0.89               1.19             2.75         16
   10.61      (10.35)       105,443           0.89               1.18             3.15          6
   12.26       12.77         63,056           0.95               1.38             1.55         13

  $ 9.98       12.69%      $ 43,280           0.63%(e)           0.82%(e)         2.84%(e)     16%
    9.14        7.47         32,261           0.65(e)            0.78(e)          2.00(e)      38
    8.69      (12.53)        40,164           0.64               0.83             3.13         16
   10.66      (10.12)        47,753           0.64               0.84             3.24          6
   12.31       13.09         26,459           0.66               1.07             1.46         13
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR OR       BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
PERIOD               OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.82       $0.25         $ 0.88        $ 1.13      $(0.25)     $ 0.00        $(0.25)
Year ended 8/31/10      8.42        0.14           0.42          0.56       (0.16)       0.00         (0.16)
Year ended 8/31/09     10.57        0.18          (1.83)        (1.65)      (0.20)      (0.30)        (0.50)
Year ended 8/31/08     12.41        0.35          (1.79)        (1.44)      (0.30)      (0.10)        (0.40)
Year ended 8/31/07     11.18        0.26           1.21          1.47       (0.23)      (0.01)        (0.24)

CLASS R
Year ended 8/31/11    $ 8.79       $0.22         $ 0.89        $ 1.11      $(0.23)     $ 0.00        $(0.23)
Year ended 8/31/10      8.40        0.12           0.42          0.54       (0.15)       0.00         (0.15)
Year ended 8/31/09     10.52        0.16          (1.81)        (1.65)      (0.17)      (0.30)        (0.47)
Year ended 8/31/08     12.37        0.31          (1.77)        (1.46)      (0.29)      (0.10)        (0.39)
Year ended 8/31/07     11.16        0.08           1.37          1.45       (0.23)      (0.01)        (0.24)

CLASS K
Year ended 8/31/11    $ 8.85       $0.25         $ 0.88        $ 1.13      $(0.25)     $ 0.00        $(0.25)
Year ended 8/31/10      8.45        0.14           0.43          0.57       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.59        0.18          (1.83)        (1.65)      (0.19)      (0.30)        (0.49)
Year ended 8/31/08     12.43        0.35          (1.79)        (1.44)      (0.30)      (0.10)        (0.40)
Year ended 8/31/07     11.18        0.15           1.33          1.48       (0.22)      (0.01)        (0.23)

CLASS I
Year ended 8/31/11    $ 8.87       $0.24         $ 0.93        $ 1.17      $(0.28)     $ 0.00        $(0.28)
Year ended 8/31/10      8.48        0.18           0.40          0.58       (0.19)       0.00         (0.19)
Year ended 8/31/09     10.63        0.20          (1.83)        (1.63)      (0.22)      (0.30)        (0.52)
Year ended 8/31/08     12.47        0.39          (1.81)        (1.42)      (0.32)      (0.10)        (0.42)
Year ended 8/31/07     11.21        0.19           1.32          1.51       (0.24)      (0.01)        (0.25)

ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.78       $0.23         $ 0.91        $ 1.14      $(0.24)     $ 0.00        $(0.24)
Year ended 8/31/10      8.45        0.14           0.34          0.48       (0.15)       0.00         (0.15)
Year ended 8/31/09     10.79        0.16          (2.01)        (1.85)      (0.17)      (0.32)        (0.49)
Year ended 8/31/08     12.82        0.33          (1.96)        (1.63)      (0.29)      (0.11)        (0.40)
Year ended 8/31/07     11.44        0.25           1.37          1.62       (0.23)      (0.01)        (0.24)

CLASS R
Year ended 8/31/11    $ 8.76       $0.21         $ 0.92        $ 1.13      $(0.21)     $ 0.00        $(0.21)
Year ended 8/31/10      8.44        0.12           0.34          0.46       (0.14)       0.00         (0.14)
Year ended 8/31/09     10.77        0.14          (2.00)        (1.86)      (0.15)      (0.32)        (0.47)
Year ended 8/31/08     12.81        0.27          (1.93)        (1.66)      (0.27)      (0.11)        (0.38)
Year ended 8/31/07     11.41        0.07           1.53          1.60       (0.19)      (0.01)        (0.20)

CLASS K
Year ended 8/31/11    $ 8.80       $0.23         $ 0.93        $ 1.16      $(0.25)     $ 0.00        $(0.25)
Year ended 8/31/10      8.47        0.14           0.35          0.49       (0.16)       0.00         (0.16)
Year ended 8/31/09     10.81        0.17          (2.02)        (1.85)      (0.17)      (0.32)        (0.49)
Year ended 8/31/08     12.83        0.33          (1.95)        (1.62)      (0.29)      (0.11)        (0.40)
Year ended 8/31/07     11.44        0.17           1.45          1.62       (0.22)      (0.01)        (0.23)

CLASS I
Year ended 8/31/11    $ 8.83       $0.26         $ 0.92        $ 1.18      $(0.27)     $ 0.00        $(0.27)
Year ended 8/31/10      8.50        0.18           0.33          0.51       (0.18)       0.00         (0.18)
Year ended 8/31/09     10.85        0.18          (2.02)        (1.84)      (0.19)      (0.32)        (0.51)
Year ended 8/31/08     12.88        0.38          (1.99)        (1.61)      (0.31)      (0.11)        (0.42)
Year ended 8/31/07     11.47        0.17           1.49          1.66       (0.24)      (0.01)        (0.25)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 94.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                       RATIO TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.70       12.75%      $ 89,111           0.97%(e)           1.08%(e)         2.43%(e)     14%
    8.82        6.66        108,557           0.99(e)            1.14(e)          1.58(e)      38
    8.42      (14.62)       117,976           0.98               1.18             2.41          8
   10.57      (11.97)       109,315           0.98               1.09             3.02          4
   12.41       13.20         70,858           1.06               1.41             2.02         16

  $ 9.67       12.55%      $ 43,784           1.17%(e)           1.43%(e)         2.15%(e)     14%
    8.79        6.35         46,261           1.19(e)            1.45(e)          1.35(e)      38
    8.40      (14.76)        36,531           1.18               1.48             2.17          8
   10.52      (12.16)        33,421           1.18               1.46             2.73          4
   12.37       13.05         15,551           1.21               1.77             0.69         16

  $ 9.73       12.76%      $183,105           0.92%(e)           1.12%(e)         2.44%(e)     14%
    8.85        6.68        175,828           0.94(e)            1.15(e)          1.59(e)      38
    8.45      (14.58)       148,184           0.93               1.16             2.43          8
   10.59      (11.94)       137,794           0.93               1.16             2.98          4
   12.43       13.36         69,380           0.99               1.40             1.41         16

  $ 9.76       13.14%      $ 24,065           0.67%(e)           0.79%(e)         2.39%(e)     14%
    8.87        6.85         21,749           0.69(e)            0.81(e)          1.96(e)      38
    8.48      (14.31)        32,190           0.68               0.84             2.74          8
   10.63      (11.76)        33,966           0.68               0.83             3.34          4
   12.47       13.61         29,077           0.70               1.08             1.46         16

  $ 9.68       12.90%      $ 91,511           0.99%(e)           1.12%(e)         2.31%(e)     14%
    8.78        5.69        109,018           1.01(e)            1.21(e)          1.52(e)      34
    8.45      (16.07)       107,068           1.00               1.29             2.13          9
   10.79      (13.13)       102,304           1.00               1.17             2.81          3
   12.82       14.22         78,182           1.08               1.41             1.92         11

  $ 9.68       12.87%      $ 41,027           1.19%(e)           1.47%(e)         2.05%(e)     14%
    8.76        5.41         43,554           1.21(e)            1.53(e)          1.29(e)      34
    8.44      (16.25)        32,469           1.20               1.55             1.89          9
   10.77      (13.30)        24,582           1.20               1.53             2.35          3
   12.81       14.07         10,812           1.23               1.76             0.57         11

  $ 9.71       13.05%      $137,594           0.94%(e)           1.14%(e)         2.26%(e)     14%
    8.80        5.72        120,931           0.96(e)            1.22(e)          1.56(e)      34
    8.47      (16.10)       110,551           0.95               1.24             2.24          9
   10.81      (13.02)       111,995           0.95               1.24             2.79          3
   12.83       14.22         60,216           1.01               1.41             1.44         11

  $ 9.74       13.27%      $ 13,870           0.69%(e)           0.83%(e)         2.53%(e)     14%
    8.83        5.98         17,678           0.71(e)            0.89(e)          1.91(e)      34
    8.50      (15.78)        24,725           0.70               0.92             2.45          9
   10.85      (12.88)        24,079           0.70               0.90             3.15          3
   12.88       14.60         19,306           0.72               1.08             1.27         11
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR          BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD            OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.59       $0.20         $ 0.94        $ 1.14      $(0.20)     $ 0.00        $(0.20)
Year ended 8/31/10      8.35        0.12           0.25          0.37       (0.13)       0.00         (0.13)
Year ended 8/31/09     10.69        0.14          (2.05)        (1.91)      (0.14)      (0.29)        (0.43)
Year ended 8/31/08     12.70        0.30          (2.00)        (1.70)      (0.24)      (0.07)        (0.31)
Year ended 8/31/07     11.24        0.19           1.50          1.69       (0.21)      (0.02)        (0.23)

CLASS R
Year ended 8/31/11    $ 8.57       $0.17         $ 0.95        $ 1.12      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.33        0.10           0.26          0.36       (0.12)       0.00         (0.12)
Year ended 8/31/09     10.66        0.12          (2.04)        (1.92)      (0.12)      (0.29)        (0.41)
Year ended 8/31/08     12.69        0.26          (1.98)        (1.72)      (0.24)      (0.07)        (0.31)
Year ended 8/31/07     11.24        0.06           1.61          1.67       (0.20)      (0.02)        (0.22)

CLASS K
Year ended 8/31/11    $ 8.60       $0.20         $ 0.95        $ 1.15      $(0.21)     $ 0.00        $(0.21)
Year ended 8/31/10      8.36        0.12           0.26          0.38       (0.14)       0.00         (0.14)
Year ended 8/31/09     10.70        0.14          (2.05)        (1.91)      (0.14)      (0.29)        (0.43)
Year ended 8/31/08     12.71        0.29          (1.98)        (1.69)      (0.25)      (0.07)        (0.32)
Year ended 8/31/07     11.24        0.12           1.59          1.71       (0.22)      (0.02)        (0.24)

CLASS I
Year ended 8/31/11    $ 8.62       $0.22         $ 0.96        $ 1.18      $(0.23)     $ 0.00        $(0.23)
Year ended 8/31/10      8.38        0.15           0.26          0.41       (0.17)       0.00         (0.17)
Year ended 8/31/09     10.74        0.16          (2.06)        (1.90)      (0.17)      (0.29)        (0.46)
Year ended 8/31/08     12.75        0.32          (1.99)        (1.67)      (0.27)      (0.07)        (0.34)
Year ended 8/31/07     11.26        0.14           1.60          1.74       (0.23)      (0.02)        (0.25)

ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.47       $0.16         $ 0.97        $ 1.13      $(0.15)     $ 0.00        $(0.15)
Year ended 8/31/10      8.31        0.09           0.18          0.27       (0.08)      (0.03)        (0.11)
Year ended 8/31/09     10.71        0.11          (2.11)        (2.00)      (0.12)      (0.28)        (0.40)
Year ended 8/31/08     12.78        0.27          (2.02)        (1.75)      (0.24)      (0.08)        (0.32)
Year ended 8/31/07     11.30        0.19           1.50          1.69       (0.20)      (0.01)        (0.21)

CLASS R
Year ended 8/31/11    $ 8.41       $0.14         $ 0.96        $ 1.10      $(0.14)     $ 0.00        $(0.14)
Year ended 8/31/10      8.25        0.06           0.19          0.25       (0.06)      (0.03)        (0.09)
Year ended 8/31/09     10.64        0.10          (2.10)        (2.00)      (0.11)      (0.28)        (0.39)
Year ended 8/31/08     12.72        0.19          (1.96)        (1.77)      (0.23)      (0.08)        (0.31)
Year ended 8/31/07     11.26        0.07           1.59          1.66       (0.19)      (0.01)        (0.20)

CLASS K
Year ended 8/31/11    $ 8.47       $0.16         $ 0.98        $ 1.14      $(0.17)     $ 0.00        $(0.17)
Year ended 8/31/10      8.32        0.09           0.17          0.26       (0.08)      (0.03)        (0.11)
Year ended 8/31/09     10.70        0.12          (2.10)        (1.98)      (0.12)      (0.28)        (0.40)
Year ended 8/31/08     12.78        0.27          (2.02)        (1.75)      (0.25)      (0.08)        (0.33)
Year ended 8/31/07     11.30        0.09           1.61          1.70       (0.21)      (0.01)        (0.22)

CLASS I
Year ended 8/31/11    $ 8.50       $0.18         $ 0.98        $ 1.16      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      8.34        0.12           0.18          0.30       (0.11)      (0.03)        (0.14)
Year ended 8/31/09     10.75        0.14          (2.12)        (1.98)      (0.15)      (0.28)        (0.43)
Year ended 8/31/08     12.83        0.32          (2.05)        (1.73)      (0.27)      (0.08)        (0.35)
Year ended 8/31/07     11.32        0.11           1.64          1.75       (0.23)      (0.01)        (0.24)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 94.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                      RATIOS TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.53       13.15%      $ 74,095           1.02%(e)           1.19%(e)         1.99%(e)     12%
    8.59        4.42         88,919           1.03(e)            1.25(e)          1.31(e)      30
    8.35      (16.91)        89,797           1.02               1.33             1.88          6
   10.69      (13.67)        73,959           1.02               1.23             2.53          4
   12.70       15.08         47,575           1.09               1.72             1.54          6

  $ 9.51       13.00%      $ 40,174           1.22%(e)           1.51%(e)         1.72%(e)     12%
    8.57        4.23         37,223           1.23(e)            1.53(e)          1.08(e)      30
    8.33      (17.15)        32,551           1.22               1.58             1.64          6
   10.66      (13.87)        26,546           1.22               1.57             2.19          4
   12.69       14.88          9,026           1.26               2.00             0.54          6

  $ 9.54       13.25%      $117,596           0.97%(e)           1.21%(e)         1.99%(e)     12%
    8.60        4.51        114,731           0.98(e)            1.22(e)          1.34(e)      30
    8.36      (16.97)       100,789           0.97               1.27             1.93          6
   10.70      (13.64)        88,751           0.97               1.28             2.47          4
   12.71       15.24         42,433           1.02               1.60             1.07          6

  $ 9.57       13.59%      $ 14,167           0.72%(e)           0.89%(e)         2.18%(e)     12%
    8.62        4.78         13,897           0.73(e)            0.90(e)          1.67(e)      30
    8.38      (16.75)        17,822           0.72               0.94             2.19          6
   10.74      (13.46)        16,718           0.72               0.95             2.72          4
   12.75       15.54         13,213           0.75               1.26             1.08          6

  $ 9.45       13.29%      $ 51,488           1.02%(e)           1.24%(e)         1.62%(e)     14%
    8.47        3.14         62,369           1.04(e)            1.33(e)          0.96(e)      28
    8.31      (17.83)        63,738           1.02               1.43             1.57          4
   10.71      (14.02)        52,620           1.02               1.36             2.31          4
   12.78       15.09         34,491           1.09               1.96             1.48          5

  $ 9.37       13.02%      $ 25,612           1.22%(e)           1.56%(e)         1.35%(e)     14%
    8.41        2.98         24,873           1.24(e)            1.60(e)          0.73(e)      28
    8.25      (18.00)        21,675           1.22               1.65             1.36          4
   10.64      (14.23)        15,155           1.22               1.67             1.71          4
   12.72       14.86          4,446           1.27               2.27             0.56          5

  $ 9.44       13.36%      $ 83,579           0.97%(e)           1.25%(e)         1.59%(e)     14%
    8.47        3.07         72,858           0.99(e)            1.29(e)          0.99(e)      28
    8.32      (17.68)        64,028           0.97               1.35             1.65          4
   10.70      (14.03)        59,621           0.97               1.37             2.29          4
   12.78       15.16         27,908           1.02               1.75             0.86          5

  $ 9.47       13.57%      $ 10,841           0.72%(e)           0.94%(e)         1.82%(e)     14%
    8.50        3.48          9,598           0.74(e)            0.96(e)          1.32(e)      28
    8.34      (17.57)        13,469           0.72               1.02             1.88          4
   10.75      (13.83)        11,536           0.72               1.03             2.62          4
   12.83       15.56          8,530           0.74               1.43             0.81          5
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR          BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD            OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.62       $0.16         $ 0.99        $ 1.15      $(0.15)     $ 0.00        $(0.15)
Year ended 8/31/10      8.49        0.09           0.14          0.23       (0.06)      (0.04)        (0.10)
Year ended 8/31/09     10.86        0.12          (2.12)        (2.00)      (0.12)      (0.25)        (0.37)
Year ended 8/31/08     12.89        0.25          (2.00)        (1.75)      (0.23)      (0.05)        (0.28)
Year ended 8/31/07     11.38        0.17           1.57          1.74       (0.21)      (0.02)        (0.23)

CLASS R
Year ended 8/31/11    $ 8.56       $0.13         $ 1.00        $ 1.13      $(0.14)     $ 0.00        $(0.14)
Year ended 8/31/10      8.44        0.07           0.14          0.21       (0.05)      (0.04)        (0.09)
Year ended 8/31/09     10.79        0.10          (2.11)        (2.01)      (0.09)      (0.25)        (0.34)
Year ended 8/31/08     12.84        0.25          (2.02)        (1.77)      (0.23)      (0.05)        (0.28)
Year ended 8/31/07     11.37        0.00(g)        1.71          1.71       (0.22)      (0.02)        (0.24)

CLASS K
Year ended 8/31/11    $ 8.60       $0.16         $ 0.99        $ 1.15      $(0.16)     $ 0.00        $(0.16)
Year ended 8/31/10      8.48        0.09           0.15          0.24       (0.08)      (0.04)        (0.12)
Year ended 8/31/09     10.85        0.12          (2.12)        (2.00)      (0.12)      (0.25)        (0.37)
Year ended 8/31/08     12.88        0.27          (2.01)        (1.74)      (0.24)      (0.05)        (0.29)
Year ended 8/31/07     11.40        0.09           1.66          1.75       (0.25)      (0.02)        (0.27)

CLASS I
Year ended 8/31/11    $ 8.63       $0.18         $ 1.01        $ 1.19      $(0.19)     $ 0.00        $(0.19)
Year ended 8/31/10      8.51        0.12           0.14          0.26       (0.10)      (0.04)        (0.14)
Year ended 8/31/09     10.90        0.14          (2.14)        (2.00)      (0.14)      (0.25)        (0.39)
Year ended 8/31/08     12.92        0.31          (2.03)        (1.72)      (0.25)      (0.05)        (0.30)
Year ended 8/31/07     11.42        0.11           1.67          1.78       (0.26)      (0.02)        (0.28)

ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 8.43       $0.15         $ 0.97        $ 1.12      $(0.14)     $ 0.00        $(0.14)
Year ended 8/31/10      8.38        0.09           0.11          0.20       (0.10)      (0.05)        (0.15)
Year ended 8/31/09     10.76        0.12          (2.14)        (2.02)      (0.11)      (0.25)        (0.36)
Year ended 8/31/08     12.90        0.26          (2.03)        (1.77)      (0.23)      (0.14)        (0.37)
Year ended 8/31/07     11.42        0.19           1.49          1.68       (0.19)      (0.01)        (0.20)

CLASS R
Year ended 8/31/11    $ 8.35       $0.12         $ 0.98        $ 1.10      $(0.13)     $(0.00)       $(0.13)
Year ended 8/31/10      8.31        0.07           0.11          0.18       (0.09)      (0.05)        (0.14)
Year ended 8/31/09     10.70        0.10          (2.13)        (2.03)      (0.11)      (0.25)        (0.36)
Year ended 8/31/08     12.84        0.20          (1.98)        (1.78)      (0.22)      (0.14)        (0.36)
Year ended 8/31/07     11.40        0.05           1.59          1.64       (0.19)      (0.01)        (0.20)

CLASS K
Year ended 8/31/11    $ 8.40       $0.15         $ 0.97        $ 1.12      $(0.16)     $ 0.00        $(0.16)
Year ended 8/31/10      8.36        0.09           0.11          0.20       (0.11)      (0.05)        (0.16)
Year ended 8/31/09     10.74        0.12          (2.13)        (2.01)      (0.12)      (0.25)        (0.37)
Year ended 8/31/08     12.88        0.27          (2.03)        (1.76)      (0.24)      (0.14)        (0.38)
Year ended 8/31/07     11.43        0.11           1.56          1.67       (0.21)      (0.01)        (0.22)

CLASS I
Year ended 8/31/11    $ 8.42       $0.17         $ 0.98        $ 1.15      $(0.18)     $ 0.00        $(0.18)
Year ended 8/31/10      8.38        0.13           0.10          0.23       (0.14)      (0.05)        (0.19)
Year ended 8/31/09     10.78        0.13          (2.13)        (2.00)      (0.15)      (0.25)        (0.40)
Year ended 8/31/08     12.92        0.30          (2.04)        (1.74)      (0.26)      (0.14)        (0.40)
Year ended 8/31/07     11.45        0.12           1.59          1.71       (0.23)      (0.01)        (0.24)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 94.

                                             RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------------
              TOTAL                      RATIOS TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 ---------------------------------       INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE   TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)   RATE
-----------------------------------------------------------------------------------------------------
  $ 9.62       13.22%      $44,823            1.03%(e)           1.27%(e)         1.54%(e)     12%
    8.62        2.71        52,836            1.04(e)            1.38(e)          0.99(e)      20
    8.49      (17.68)       60,063            1.02               1.51             1.57          5
   10.86      (13.89)       44,222            1.02               1.49             2.12          6
   12.89       15.32        19,340            1.10(f)            2.94(f)          1.32          7

  $ 9.55       13.08%      $24,351            1.23%(e)           1.59%(e)         1.25%(e)     12%
    8.56        2.48        23,640            1.24(e)            1.63(e)          0.76(e)      20
    8.44      (17.89)       20,975            1.22               1.70             1.31          5
   10.79      (14.09)       14,496            1.22               1.76             2.06          6
   12.84       15.08         5,335            1.26(f)            3.07(f)          0.01          7

  $ 9.59       13.34%      $64,454            0.98%(e)           1.28%(e)         1.53%(e)     12%
    8.60        2.74        60,471            0.99(e)            1.30(e)          0.99(e)      20
    8.48      (17.73)       48,452            0.97               1.39             1.60          5
   10.85      (13.83)       36,392            0.97               1.47             2.27          6
   12.88       15.40        16,181            1.03(f)            2.46(f)          0.85          7

  $ 9.63       13.64%      $ 9,566            0.73%(e)           0.96%(e)         1.72%(e)     12%
    8.63        2.99         9,287            0.74(e)            0.99(e)          1.32(e)      20
    8.51      (17.52)       11,225            0.72               1.07             1.87          5
   10.90      (13.60)        9,682            0.72               1.14             2.59          6
   12.92       15.67         6,087            0.76(f)            1.92(f)          0.86          7

  $ 9.41       13.15%      $36,465            1.03%              1.43%            1.46%        17%
    8.43        2.34        38,528            1.04(e)            1.56(e)          1.01(e)      16
    8.38      (18.02)       37,782            1.02               1.76             1.58          6
   10.76      (14.12)       31,511            1.02               1.82             2.23          5
   12.90       14.85        18,710            1.11(f)            2.91(f)          1.49         13

  $ 9.32       13.08%      $18,555            1.23%              1.69%            1.22%        17%
    8.35        2.11        16,927            1.24(e)            1.76(e)          0.76(e)      16
    8.31      (18.27)       12,833            1.22               1.90             1.34          6
   10.70      (14.22)        7,636            1.22               2.01             1.72          5
   12.84       14.50         2,620            1.27(f)            3.18(f)          0.40         13

  $ 9.36       13.24%      $39,787            0.98%              1.37%            1.48%        17%
    8.40        2.35        33,954            0.99(e)            1.43(e)          1.02(e)      16
    8.36      (17.95)       26,638            0.97               1.60             1.60          6
   10.74      (14.03)       19,539            0.97               1.72             2.29          5
   12.88       14.76         9,458            1.04(f)            2.62(f)          1.04         13

  $ 9.39       13.53%      $ 4,055            0.73%              1.05%            1.71%        17%
    8.42        2.64         4,734            0.74(e)            1.10(e)          1.40(e)      16
    8.38      (17.76)        7,694            0.72               1.27             1.81          6
   10.78      (13.85)        4,439            0.72               1.37             2.48          5
   12.92       15.08         2,213            0.75(f)            2.13(f)          0.78         13
-----------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------  -------------------------------------
                                              NET REALIZED  NET INCREASE
                     NET ASSET      NET      AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS     TOTAL
                      VALUE,    INVESTMENT   GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET      DIVIDENDS
FISCAL YEAR          BEGINNING    INCOME       INVESTMENT    VALUE FROM  INVESTMENT   REALIZED         AND
OR PERIOD            OF PERIOD (LOSS) (a)(b)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 7.15      $ 0.12         $ 0.84        $ 0.96      $(0.12)     $(0.06)       $(0.18)
Year ended 8/31/10      7.06        0.07           0.10          0.17       (0.08)       0.00         (0.08)
Year ended 8/31/09      8.59        0.09          (1.48)        (1.39)      (0.03)      (0.11)        (0.14)
Year ended 8/31/08      9.86        0.15(h)       (1.27)        (1.12)      (0.14)      (0.01)        (0.15)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.12)        (0.14)       0.00        0.00          0.00

CLASS R
Year ended 8/31/11    $ 7.12      $ 0.09         $ 0.84        $ 0.93      $(0.13)     $(0.06)       $(0.19)
Year ended 8/31/10      7.06        0.06           0.10          0.16       (0.10)       0.00         (0.10)
Year ended 8/31/09      8.60        0.07          (1.48)        (1.41)      (0.02)      (0.11)        (0.13)
Year ended 8/31/08      9.86       (0.03)(h)      (1.10)        (1.13)      (0.12)      (0.01)        (0.13)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.12)        (0.14)       0.00        0.00          0.00

CLASS K
Year ended 8/31/11    $ 7.14      $ 0.12         $ 0.84        $ 0.96      $(0.15)     $(0.06)       $(0.21)
Year ended 8/31/10      7.08        0.07           0.10          0.17       (0.11)       0.00         (0.11)
Year ended 8/31/09      8.61        0.07          (1.46)        (1.39)      (0.03)      (0.11)        (0.14)
Year ended 8/31/08      9.86        0.08(h)       (1.18)        (1.10)      (0.14)      (0.01)        (0.15)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.12)        (0.14)       0.00        0.00          0.00

CLASS I
Year ended 8/31/11    $ 7.17      $ 0.14         $ 0.83        $ 0.97      $(0.17)     $(0.06)       $(0.23)
Year ended 8/31/10      7.09        0.10           0.11          0.21       (0.13)       0.00         (0.13)
Year ended 8/31/09      8.61        0.10          (1.48)        (1.38)      (0.03)      (0.11)        (0.14)
Year ended 8/31/08      9.87        0.14          (1.24)        (1.10)      (0.15)      (0.01)        (0.16)
6/29/07(i) to
 8/31/07               10.00       (0.01)         (0.12)        (0.13)       0.00        0.00          0.00

ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
CLASS A
Year ended 8/31/11    $ 7.01      $ 0.12         $ 0.78        $ 0.90      $(0.03)     $ 0.00        $(0.03)
Year ended 8/31/10      6.87        0.07           0.08          0.15       (0.01)       0.00         (0.01)
Year ended 8/31/09      8.38        0.07          (1.54)        (1.47)       0.00       (0.04)        (0.04)
Year ended 8/31/08      9.85        0.13(h)       (1.20)        (1.07)      (0.27)      (0.13)        (0.40)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.13)        (0.15)       0.00        0.00          0.00

CLASS R
Year ended 8/31/11    $ 6.81      $ 0.09         $ 0.78        $ 0.87      $(0.14)     $ 0.00        $(0.14)
Year ended 8/31/10      6.79        0.05           0.09          0.14       (0.12)       0.00         (0.12)
Year ended 8/31/09      8.38        0.08          (1.58)        (1.50)      (0.05)      (0.04)        (0.09)
Year ended 8/31/08      9.85        0.04(h)       (1.13)        (1.09)      (0.25)      (0.13)        (0.38)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.13)        (0.15)       0.00        0.00          0.00

CLASS K
Year ended 8/31/11    $ 6.86      $ 0.11         $ 0.79        $ 0.90      $(0.16)     $ 0.00        $(0.16)
Year ended 8/31/10      6.83        0.07           0.09          0.16       (0.13)       0.00         (0.13)
Year ended 8/31/09      8.41        0.08          (1.57)        (1.49)      (0.05)      (0.04)        (0.09)
Year ended 8/31/08      9.85        0.19(h)       (1.25)        (1.06)      (0.25)      (0.13)        (0.38)
6/29/07(i) to
 8/31/07               10.00       (0.02)         (0.13)        (0.15)       0.00        0.00          0.00

CLASS I
Year ended 8/31/11    $ 6.87      $ 0.14         $ 0.78        $ 0.92      $(0.17)     $ 0.00        $(0.17)
Year ended 8/31/10      6.84        0.11           0.06          0.17       (0.14)       0.00         (0.14)
Year ended 8/31/09      8.41        0.10          (1.57)        (1.47)      (0.06)      (0.04)        (0.10)
Year ended 8/31/08      9.86        0.17          (1.21)        (1.04)      (0.28)      (0.13)        (0.41)
6/29/07(i) to
 8/31/07               10.00       (0.01)         (0.13)        (0.14)       0.00        0.00          0.00
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 94.

                                              RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------
              TOTAL                      RATIOS TO AVERAGE NET ASSETS OF:     RATIO OF NET
            INVESTMENT                 -------------------------------         INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS     EXPENSES, NET        EXPENSES,      INCOME (LOSS)   PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD     OF WAIVERS/      BEFORE WAIVERS/     TO AVERAGE    TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS (d) REIMBURSEMENTS (d) NET ASSETS (b)    RATE
------------------------------------------------------------------------------------------------------
  $7.93        13.30%      $ 4,223            1.04%(e)            2.77%(e)        1.45%(e)       32%
   7.15         2.29         4,427            1.04(e)             3.56(e)         1.00(e)        17
   7.06       (15.77)        3,462            1.02                7.11            1.40           46
   8.59       (11.53)          795            1.02               54.01            1.66(h)       893
   9.86        (1.40)           10            1.09(f)(j)        649.75(f)(j)     (1.02)(j)        8

  $7.86        12.97%      $ 3,221            1.24%(e)            2.94%(e)        1.12%(e)       32%
   7.12         2.16         2,443            1.24(e)             3.53(e)         0.77(e)        17
   7.06       (16.08)        1,540            1.22                6.38            1.12           46
   8.60       (11.67)          258            1.22               23.00           (0.12)(h)      893
   9.86        (1.40)           10            1.29(f)(j)        596.22(f)(j)     (1.22)(j)        8

  $7.89        13.37%      $11,785            0.99%(e)            2.65%(e)        1.38%(e)       32%
   7.14         2.33         7,613            0.99(e)             3.20(e)         0.95(e)        17
   7.08       (15.76)        3,959            0.97                6.14            1.32           46
   8.61       (11.32)          758            0.97               30.40            0.95(h)       893
   9.86        (1.40)           10            1.04(f)(j)        595.99(f)(j)     (0.97)(j)        8

  $7.91        13.42%      $ 1,077            0.74%(e)            2.32%(e)        1.63%(e)       32%
   7.17         2.84           707            0.74(e)             2.94(e)         1.31(e)        17
   7.09       (15.59)          787            0.72                6.02            1.67           46
   8.61       (11.35)          216            0.72               41.80            1.51          893
   9.87        (1.30)           10            0.79(f)(j)        595.86(f)(j)     (0.72)(j)        8

  $7.88        12.87%      $   997            1.04%(e)            8.54%(e)        1.43%(e)       49%
   7.01         2.19           867            1.04(e)            11.83(e)         0.99(e)        47
   6.87       (17.45)          690            1.02               23.03            1.20           83
   8.38       (11.40)          343            1.04(f)            98.75            1.45(f)(h)     42
   9.85        (1.50)           12            1.03(f)(j)        643.42(f)(j)     (1.02)(j)        8

  $7.54        12.70%      $   765            1.24%(e)            7.96%(e)        1.10%(e)       49%
   6.81         1.97           484            1.24(e)            10.49(e)         0.72(e)        47
   6.79       (17.71)          268            1.22               20.50            1.33           83
   8.38       (11.55)          242            1.22               89.30            0.51(h)        42
   9.85        (1.50)           10            1.23(f)(j)        586.71(f)(j)     (1.22)(j)        8

  $7.60        12.95%      $ 2,844            0.99%(e)            7.69%(e)        1.37%(e)       49%
   6.86         2.22         1,906            0.99(e)            10.25(e)         1.00(e)        47
   6.83       (17.42)        1,265            0.97               19.84            1.46           83
   8.41       (11.26)          302            0.97               87.41            2.17(h)        42
   9.85        (1.50)           10            0.98(f)(j)        586.41(f)(j)     (0.97)(j)        8

  $7.62        13.32%      $   118            0.74%(e)            7.41%(e)        1.69%(e)       49%
   6.87         2.44            60            0.74(e)            10.23(e)         1.58(e)        47
   6.84       (17.21)          186            0.72               19.85            1.62           83
   8.41       (11.09)           48            0.72              129.39            2.01           42
   9.86        (1.40)           10            0.73(f)(j)        586.25(f)(j)     (0.72)(j)        8
------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.


(c)Total investment return is calculated assuming an initial investment made at NAV at beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategies invest. For the year ended August 31, 2011, the estimated annualized blended expense ratios of the Underlying Portfolios were .05% for Strategies 2000, 2005, 2010, 2015, 2020 and 2025, and .04% for Strategies
   2030 and 2035 and .03% for Strategies 2040 and 2045 and .02% for Strategies 2050 and 2055. For the year ended August 31, 2010, the estimated annualized blended expense ratios of the Underlying Portfolios were .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and
   .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the years ended August 31, 2009, August 31, 2008, and August 31, 2007, the estimated annualized blended expense ratios of the Underlying Portfolios were .04%, .04%, and .04%, respectively, for each of the Strategies.


(e)The ratio includes expenses attributable to the costs of proxy solicitation.

(f)Ratios reflect expenses grossed up for expense offset arrangements with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

         YEAR ENDED AUGUST 31, 2008
         --------------------------
          2055 RETIREMENT STRATEGY
         --------------------------
Class A            1.02%

                       YEAR ENDED AUGUST 31, 2007
         ------------------------------------------------------
            2000       2040       2045       2050       2055
         RETIREMENT RETIREMENT RETIREMENT RETIREMENT RETIREMENT
          STRATEGY   STRATEGY   STRATEGY   STRATEGY   STRATEGY
         ---------- ---------- ---------- ---------- ----------
Class A    0.90%      1.08%      1.09%      1.02%      1.02%
Class R    1.05%      1.24%      1.25%      1.22%      1.22%
Class K    0.82%      1.02%      1.02%      0.97%      0.97%
Class I    0.54%      0.74%      0.73%      0.72%      0.72%



(g)Amount is less than $.005.

(h)Net of fees and expenses waived by the Distributor.

(i)Commencement of operations.

(j)Annualized.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. Expenses are net of any fee waivers/reimbursements for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategies" before waiver in the Fee Table. The current annual expense ratio for each Strategy is the same as stated under "Financial Highlights" and includes the expenses incurred by the Underlying Portfolios. If you wish to obtain hypothetical investment information for other classes of shares of a Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN 2055 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     933.74      9,974.40
   3              9,974.40      498.72    10,473.12     896.50      9,576.62
   4              9,576.62      478.83    10,055.45     860.75      9,914.70
   5              9,914.70      459.74     9,654.44     826.42      8,828.02
   6              8,828.02      441.40     9,269.42     793.46      8,475.96
   7              8,475.96      423.80     8,899.76     761.82      8,137.94
   8              8,137.94      406.90     8.544.83     731.44      7,813.40
   9              7,813.40      390.67     8,204.07     702.27      7,501.80
   10             7,501.80      375.09     7,876.89     674.26      7,202.63
   --------------------------------------------------------------------------
   Cumulative                $4,494.59               $7,291.96


ALLIANCEBERNSTEIN 2050 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     304.34     10,603.80
   3             10,603.80      530.19    11,133.99     310.64     10,823.35
   4             10,823.35      541.17    11,364.52     317.07     11,047.45
   5             11,047.45      552.37    11,599.82     323.63     11,276.18
   6             11,276.18      563.81    11,839.99     330.34     11,509.66
   7             11,509.66      575.48    12,085.14     337.18     11,747.97
   8             11,747.97      587.40    12,335.36     344.16     11,991.21
   9             11,991.21      599.56    12,590.77     351.28     12,239.48
   10            12,239.48      611.97    12,851.46     358.56     12,492.90
   --------------------------------------------------------------------------
   Cumulative                $5,581.39               $3,088.50


ALLIANCEBERNSTEIN 2045 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     159.26     10,748.88
   3             10,748.88      537.44    11,286.32     164.78     11,121.54
   4             11,121.54      556.08    11,677.62     170.49     11,507.12
   5             11,507.12      575.36    12,082.48     176.40     11,906.08
   6             11,906.08      595.30    12,501.38     182.52     12,318.86
   7             12,318.86      615.94    12,934.80     188.85     12,745.95
   8             12,745.95      637.30    13,383.25     195.40     13,187.86
   9             13,187.86      659.39    13,847.25     202.17     13,645.08
   10            13,645.08      682.25    14,327.33     209.18     14,118.15
   --------------------------------------------------------------------------
   Cumulative                $5,878.50               $1,760.35

ALLIANCEBERNSTEIN 2040 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     141.81     10,766.33
   3             10,766.33      538.32    11,304.65     146.96     11,157.69
   4             11,157.69      557.88    11,715.57     152.30     11,563.27
   5             11,563.27      578.16    12,141.43     157.84     11,983.59
   6             11,983.59      599.18    12,582.77     163.58     12,419.20
   7             12,419.20      620.96    13,040.16     169.52     12,870.63
   8             12,870.63      643.53    13,514.16     175.68     13,338.48
   9             13,338.48      666.92    14,005.40     182.07     13,823.33
   10            13,823.33      691.17    14,514.50     188.69     14,325.81
   --------------------------------------------------------------------------
   Cumulative                $5,915.56               $1,589.75


ALLIANCEBERNSTEIN 2035 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     139.62     10,768.51
   3             10,768.51      538.43    11,306.94     144.73     11,162.21
   4             11,162.21      558.11    11,720.32     150.02     11,570.30
   5             11,570.30      578.51    12,148.81     155.50     11,993.31
   6             11,993.31      599.67    12,592.97     161.19     12,431.78
   7             12,431.78      621.59    13,053.37     167.08     12,886.29
   8             12,886.29      644.31    13,530.60     173.19     13,357.41
   9             13,357.41      667.87    14,025.28     179.52     13,845.76
   10            13,845.76      692.29    14,538.05     186.09     14,351.96
   --------------------------------------------------------------------------
   Cumulative                $5,920.22               $1,568.24


ALLIANCEBERNSTEIN 2030 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     134.17     10,773.96
   3             10,773.96      538.70    11,312.66     139.15     11,173.52
   4             11,173.52      558.68    11,732.19     144.31     11,587.89
   5             11,587.89      579.39    12,167.28     149.66     12,017.62
   6             12,017.62      600.88    12,618.51     155.21     12,463.30
   7             12,463.30      623.16    13,086.46     160.96     12,925.50
   8             12,925.50      646.27    13,571.77     166.93     13,404.84
   9             13,404.84      670.24    14,075.08     173.12     13,901.96
   10            13,901.96      695.10    14,597.06     179.54     14,417.51
   --------------------------------------------------------------------------
   Cumulative                $5,931.86               $1,514.35


ALLIANCEBERNSTEIN 2025 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  109.20    $10,390.80
   2             10,390.80      519.54    10,910.54     127.65     10,782.69
   3             10,782.69      539.13    11,321.82     132.47     11,189.36
   4             11,189.36      559.47    11,748.83     137.46     11,611.36
   5             11,611.36      580.57    12,191.93     142.65     12,049.29
   6             12,049.29      602.46    12,651.75     148.03     12,503.73
   7             12,503.73      625.19    13,128.91     153.61     12,975.30
   8             12,975.30      648.77    13,624.07     159.40     13,464.67
   9             13,464.67      673.23    14,137.90     165.41     13,972.49
   10            13,972.49      698.62    14,671.11     171.65     14,499.46
   --------------------------------------------------------------------------
   Cumulative                $5,946.98               $1,447.53

ALLIANCEBERNSTEIN 2020 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
   2             10,392.90      519.65    10,912.55     123.31     10,789.23
   3             10,789.23      539.46    11,328.69     128.01     11,200.68
   4             11,200.68      560.03    11,760.71     132.90     11,627.82
   5             11,627.82      581.39    12,209.21     137.96     12,071.25
   6             12,071.25      603.56    12,674.81     143.23     12,531.58
   7             12,531.58      626.58    13,158.16     148.69     13,009.47
   8             13,009.47      650.47    13,659.95     154.36     13,505.59
   9             13,505.59      675.28    14,180.87     160.24     14,020.63
   10            14,020.63      701.03    14,721.66     166.35     14,555.30
   --------------------------------------------------------------------------
   Cumulative                $5,957.45               $1,402.15


ALLIANCEBERNSTEIN 2015 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2             10,397.10      519.86    10,916.96     125.54     10,791.41
   3             10,791.41      539.57    11,330.98     130.31     11,200.67
   4             11,200.67      560.03    11,760.71     135.25     11,625.46
   5             11,625.46      581.27    12,206.73     140.38     12,066.36
   6             12,066.36      603.32    12,669.67     145.70     12,523.97
   7             12,523.97      626.20    13,150.17     151.23     12,998.94
   8             12,998.94      649.95    13,648.89     156.96     13,491.93
   9             13,491.93      674.60    14,166.52     162.92     14,003.61
   10            14,003.61      700.18    14,703.79     169.09     14,534.70
   --------------------------------------------------------------------------
   Cumulative                $5,954.98               $1,420.28


ALLIANCEBERNSTEIN 2010 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2             10,401.30      520.07    10,921.37     131.06     10,790.31
   3             10,790.31      539.52    11,329.82     135.96     11,193.87
   4             11,193.87      559.69    11,753.56     141.04     11,612.52
   5             11,612.52      580.63    12,193.14     146.32     12,046.82
   6             12,046.82      602.34    12,649.17     151.79     12,497.38
   7             12,497.38      624.87    13,122.24     157.47     12,964.78
   8             12,964.78      648.24    13,613.02     163.36     13,449.66
   9             13,449.66      672.48    14,122.14     169.47     13,952.68
   10            13,952.68      697.53    14,650.31     175.80     14,474.51
   --------------------------------------------------------------------------
   Cumulative                $5,945.47               $1,470.97


ALLIANCEBERNSTEIN 2005 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   96.60    $10,403.40
   2             10,403.40      520.17    10,923.57     203.18     10,720.39
   3             10,720.39      536.02    11,256.41     209.37     11,047.04
   4             11,047.04      552.35    11,599.39     215.75     11,383.65
   5             11,383.65      569.18    11,952.83     222.32     11,730.50
   6             11,730.50      586.53    12,317.03     229.10     12,087.93
   7             12,087.93      604.40    12,692.33     236.08     12,456.25
   8             12,456.25      622.81    13,079.07     243.27     12,835.79
   9             12,835.79      641.79    13,477.58     250.68     13,226.90
   10            13,226.90      661.35    13,888.25     258.32     13,629.93
   --------------------------------------------------------------------------
   Cumulative                $5,794.60               $2,164.67

ALLIANCEBERNSTEIN 2000 RETIREMENT STRATEGY
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19     220.79     10,709.40
   3             10,709.40      535.47    11,244.87     227.15     11,017.72
   4             11,017.72      550.89    11,568.60     233.69     11,334.92
   5             11,334.92      566.75    11,901.66     240.41     11,661.25
   6             11,661.25      583.06    12,244.31     247.34     11,996.98
   7             11,996.98      599.85    12,596.83     254.46     12,342.37
   8             12,342.37      617.12    12,959.49     261.78     12,697.71
   9             12,697.71      634.89    13,332.59     269.32     13,063.28
   10            13,063.28      653.16    13,716.44     277.07     13,439.37
   --------------------------------------------------------------------------
   Cumulative                $5,761.68               $2,322.31


* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before waiver in the Summary Information at the beginning of this Prospectus and, in addition, the fees of the Underlying Portfolios as follows:


                                                FEES OF THE
                                           UNDERLYING PORTFOLIOS
               -------------------------------------------------
               2055 Retirement Strategies           .02%
               2050 Retirement Strategies           .02%
               2045 Retirement Strategies           .03%
               2040 Retirement Strategies           .03%
               2035 Retirement Strategies           .04%
               2030 Retirement Strategies           .04%
               2025 Retirement Strategies           .05%
               2020 Retirement Strategies           .05%
               2015 Retirement Strategies           .05%
               2010 Retirement Strategies           .05%
               2005 Retirement Strategies           .05%
               2000 Retirement Strategies           .05%

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-21081

                                                             PRO-RTMT-0107-1211


                                    [GRAPHIC]

                    ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


AllianceBernstein 2000 Retirement            AllianceBernstein 2030 Retirement
   Strategy                                     Strategy
   (Class A-LTAAX;  Class  B-LTABX; Class       (Class A-LTJAX;  Class  B-LTJBX;
   C-LTACX; Class R-LTARX; Class K-LTAKX;       Class  C-LTJCX;  Class  R-LTKRX;
   Class I-LTAIX; Advisor Class-LTAVX)          Class  K-LTKKX;  Class  I-LTKIX;
                                                Advisor Class-LTJVX)

AllianceBernstein 2005 Retirement            AllianceBernstein 2035 Retirement
   Strategy                                     Strategy
   (Class A-LTBAX;  Class  B-LTCBX; Class       (Class A-LTKAX;  Class  B-LTKBX;
   C-LTSCX; Class R-LTBRX; Class K-LTBKX;       Class  C-LTKCX;  Class  R-LTLRX;
   Class I-LTBIX; Advisor Class-LTBVX)          Class  K-LTLKX;  Class  I-LTLIX;
                                                Advisor Class-LTKVX)

AllianceBernstein 2010 Retirement            AllianceBernstein 2040 Retirement
   Strategy                                     Strategy
   (Class A-LTDAX;  Class  B-LTDBX; Class       (Class A-LTLAX;  Class  B-LTLBX;
   C-LTDCX; Class R-LTDRX; Class K-LTDKX;       Class  C-LTLCX;  Class  R-LTSRX;
   Class I-LTDIX; Advisor Class-LTDVX)          Class  K-LTSKX;  Class  I-LTSIX;
                                                Advisor Class-LTLVX)

AllianceBernstein 2015 Retirement            AllianceBernstein 2045 Retirement
   Strategy                                     Strategy
   (Class A-LTEAX;  Class  B-LTGBX; Class       (Class A-LTPAX;  Class  B-LTPBX;
   C-LTECX; Class R-LTERX; Class K-LTEKX;       Class  C-LTPCX;  Class  R-LTPRX;
   Class I-LTEIX; Advisor Class-LTEVX)          Class  K-LTPKX;  Class  I-LTPIX;
                                                Advisor Class-LTPVX)

AllianceBernstein 2020 Retirement            AllianceBernstein 2050 Retirement
   Strategy                                     Strategy
   (Class A-LTHAX;  Class  B-LTHBX; Class       (Class A-LTQAX;  Class  B-LTQBX;
   C-LTHCX; Class R-LTHRX; Class K-LTHKX;       Class  C-LTQCX;  Class  R-LTQRX;
   Class I-LTHIX; Advisor Class-LTHVX)          Class  K-LTQKX;  Class  I-LTQIX;
                                                Advisor Class-LTQVX)

AllianceBernstein 2025 Retirement            AllianceBernstein 2055 Retirement
   Strategy                                     Strategy
   (Class A-LTIAX;  Class  B-LTIBX; Class       (Class A-LTWAX;  Class  B-LTWBX;
   C-LTICX; Class R-LTJRX; Class K-LTJKX;       Class  C-LTWCX;  Class  R-LTWRX;
   Class I-LTJIX; Advisor Class-LTIVX)          Class  K-LTWKX;  Class  I-LTWIX;
                                                Advisor Class-LTWVX)

--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               December 31, 2011


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated December 31, 2011, of the AllianceBernstein Retirement Strategies of the AllianceBernstein(R) Blended Style Series, Inc. (the "Company") that offers the Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a "Strategy" and together, the "Strategies") and the current prospectus, dated December 31, 2011, of the Strategies that offers Class A, Class R, Class K and Class I shares of each Strategy (each a "Prospectus" and together, the "Prospectuses"). Financial Statements for the year ended August 31, 2011 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.


SK 00250 0157 1239423 v5

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS........................1
MANAGEMENT OF THE STRATEGIES.................................................42
EXPENSES OF THE STRATEGIES...................................................66
PURCHASE OF SHARES...........................................................88
REDEMPTION AND REPURCHASE OF SHARES.........................................114
SHAREHOLDER SERVICES........................................................116
NET ASSET VALUE.............................................................119
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................122
STRATEGIES TRANSACTIONS.....................................................129
GENERAL INFORMATION.........................................................132
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM....................................185
APPENDIX A:  STATEMENT OF POLICIES AND PROCEDURES FOR
       PROXY VOTING.........................................................A-1

----------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                    INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Strategies
------------------------------


            Each Strategy is a series of the Company. The Company is an open-end investment company.


            Except as otherwise indicated, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Company (the "Board") without a shareholder vote. However, the Strategies will not change their investment objectives without at least 60 days' prior written notice to their shareholders. Whenever any investment policy or restriction states a minimum or maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of such percentage limitation.


            There is no guarantee that a Strategy will achieve its investment objective. Each Strategy pursues its objective through investing in the various series of The AllianceBernstein Pooling Portfolios (the "Underlying Fund") that represent a variety of asset classes and investment styles. The series of the Underlying Fund are AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Real Asset Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation-Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Asset Portfolio and AllianceBernstein Volatility Management Portfolio (each, an "Underlying Portfolio" and together the "Underlying Portfolios"). AllianceBernstein L.P. (the "Adviser") is the investment adviser for the Strategies and for the Underlying Fund.


Additional Investment Policies and Practices
--------------------------------------------

            The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Strategy as set forth in the Prospectuses.

            Each of the Strategies may invest in derivatives under "Information about the Strategies and their Investments - Derivatives".

            Investments in Investment Companies. Each of the Strategies invests in shares of one or more other investment companies advised by the Adviser that, in turn, invest directly in portfolio securities. Investing in shares of other investment companies advised by the Adviser involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including advisory fees and other operating expenses.

Underlying Portfolios
---------------------


            The following investment practices, policies and restrictions of the Underlying Portfolios supplement and should be read in conjunction with the information set forth in the Prospectus and SAI of the Underlying Portfolios dated December 31, 2011, which is available upon request by contacting the Adviser by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-227-4618).


Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------


            The Underlying Portfolios may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.


Derivatives
-----------

            The Underlying Portfolios may, but are not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices.


            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by an Underlying Portfolio are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Underlying Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is a customized, privately-negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. An Underlying Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolios.


            Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.


            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to an Underlying Portfolio's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Portfolio's investment portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by an Underlying Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect an Underlying Portfolio's ability to use such instruments as a part of its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Portfolio's investment objective.

Use of Options, Futures, Forwards and Swaps by the Strategies
-------------------------------------------------------------


            -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            An Underlying Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to an Underlying Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. An Underlying Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. An Underlying Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, an Underlying Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            An Underlying Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. An Underlying Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, an Underlying Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. An Underlying Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.


            -- Options on Securities. An Underlying Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise an Underlying Portfolio would experience a loss not greater than the premium paid for the option. Thus, an Underlying Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to an Underlying Portfolio.

            An Underlying Portfolio may write a put or call option in return for a premium, which is retained by an Underlying Portfolio whether or not the option is exercised. An Underlying Portfolio may write covered or uncovered options. A call option written by an Underlying Portfolio is "covered" if an Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by an Underlying Portfolio is covered if an Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if an Underlying Portfolio wrote a naked call option and the price of the underlying security increased, the Underlying Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the price of the security.

            An Underlying Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, an Underlying Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. Each of the Underlying Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, an Underlying Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            An Underlying Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Underlying Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            An Underlying Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If an Underlying Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Portfolio's security holdings.

            The purchase of call options on securities indices may be used by an Underlying Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Portfolio owns.


            -- Options on Foreign Currencies. An Underlying Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an Underlying Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, an Underlying Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            An Underlying Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where an Underlying Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow an Underlying Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an Underlying Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, an Underlying Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. An Underlying Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may purchase call options in anticipation of an increase in the market value of a currency. An Underlying Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by an Underlying Portfolio for the purpose of benefiting from a decline in the value of a currency that an Underlying Portfolio does not own. An Underlying Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that an Underlying Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. An Underlying Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.


            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Portfolio's current or intended investments in fixed-income securities. For example, if an Underlying Portfolio owned long-term bonds and interest rates were expected to increase, that Underlying Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows an Underlying Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in an Underlying Portfolio would decline, but the value of that Underlying Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Underlying Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


            An Underlying Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, an Underlying Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, an Underlying Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When an Underlying Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, an Underlying Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            An Underlying Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            An Underlying Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, an Underlying Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect an Underlying Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of an Underlying Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that an Underlying Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Underlying Portfolios has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by an Underlying Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in an Underlying Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in an Underlying Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which an Underlying Portfolio intends to purchase. If a put or call option an Underlying Portfolio has written is exercised, an Underlying Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            An Underlying Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, an Underlying Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, an Underlying Portfolio will suffer a loss equal to the price of the call, but the securities that an Underlying Portfolio intends to purchase may be less expensive.


            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. An Underlying Portfolio may be either the buyer or seller in the transaction. As a seller, the Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Underlying Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Underlined Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Underlying Portfolio as a seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Underlying Portfolio. If the Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if the Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            -- Currency Swaps. An Underlying Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, an Underlying Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. An Underlying Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Underlying Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

            -- Swaps: Interest Rate Transactions. An Underlying Portfolio may enter into interest rate swaps, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to an Underlying Portfolio from interest rate transactions is limited to the net amount of interest payments that the Underlying Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Portfolio's risk of loss consists of the net amount of interest payments that the Underlying Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by an Underlying Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. An Underlying Portfolio will enter into interest rate swaps, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            -- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Underlying Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.


            -- Variance and Correlation Swaps. An Underlying Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            -- Commodity-Linked Derivative Instruments and Hybrid Instruments. An Underlying Portfolio may seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are "commodity-linked". They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

            The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Portfolio's investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Underlying Portfolio's investments are expected to exhibit low or negative correlation with stocks and bonds.

            -- Synthetic Foreign Equity Securities. An Underlying Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Underlying Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which an Underlying Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            An Underlying Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            An Underlying Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            -- Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            -- Currency Transactions. An Underlying Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage an Underlying Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. An Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Fixed-Income Securities
-----------------------

            The value of an Underlying Portfolio's shares will fluctuate with the value of its investments. The value of an Underlying Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

            In periods of increasing interest rates, an Underlying Portfolios may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Underlying Portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Underlying Portfolio assumes the rights and risks of ownership of the security, but the Underlying Portfolio does not pay for the securities until they are received. If an Underlying Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Underlying Portfolio's volatility of returns.


            The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, an Underlying Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when an Underlying Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Underlying Portfolio's securities denominated in such foreign currency, or when the Underlying Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.


            When-issued securities and forward commitments may be sold prior to the settlement date. If the Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of an Underlying Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's NAV.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time an Underlying Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, an Underlying Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than an Underlying Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, an Underlying Portfolio may be adversely affected.

Illiquid Securities
-------------------

            An Underlying Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Underlying Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Underlying Portfolio over-the-counter and the cover for options written by the Underlying Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Portfolio, however, could affect adversely the marketability of such portfolio securities and the Underlying Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in each Underlying Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("Commission") interpretation or position with respect to such type of securities.

Inflation-Indexed Bonds
-----------------------

            Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Other Investment Companies
----------------------------------------


            The Underlying Portfolios may invest in securities of other investment companies including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Underlying Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If an Underlying Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Portfolio's expenses.

Loans of Portfolio Securities
-----------------------------

            The Underlying Portfolios may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statutes, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Underlying Portfolios' securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Underlying Portfolios will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            The Underlying Portfolios will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Underlying Portfolios amounts equal to any income or other distributions from the securities.

            The Underlying Portfolio will invest cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the Underlying Portfolios' investment risk. The Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            The Underlying Portfolios will not have the right to vote any securities having voting rights during the existence of the loan. The Underlying Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Underlying Portfolios lend securities, its investment performance will continue to reflect changes in the value of the securities loaned.




            Loan Participations and Assignments. An Underlying Portfolio may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between an Underlying Portfolio and a borrower may affect the ability of the Underlying Portfolio to receive principal and interest payments.

            The Underlying Portfolio's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            An Underlying Portfolio's investment in Participations typically will result in the Underlying Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. An Underlying Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. An Underlying Portfolio will acquire Participations only if the Lender interpositioned between the Underlying Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

            When an Underlying Portfolio purchases assignments from Lenders, it will typically acquire direct rights against the borrower on a loan. These loans may include participation in "bridge loans," which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisition. The Underlying Portfolios may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.


Money Market Securities
-----------------------

            Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Portfolio at varying rates of interest pursuant to direct arrangements between the Underlying Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's ("S&P"), Fitch, Inc. ("Fitch"), or Duff & Phelps.

Mortgage-Backed Securities and Other Asset-Backed Securities
------------------------------------------------------------

            The mortgage-related securities in which an Underlying Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Underlying Portfolio. The compounding effect from reinvestment of monthly payments received by the Underlying Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Underlying Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Underlying Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Underlying Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Underlying Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Underlying Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. The Underlying Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Underlying Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Participation in the TALF Program
---------------------------------

            An Underlying Portfolio may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Department of the Treasury to assist the securitization markets by supporting the issuance of certain eligible collateral, which are investment-grade rated, asset-backed securities such as automobile loans, student loans, and credit card loans, as well as receivables related to residential mortgage servicing advances or certain commercial mortgage-backed securities. The types of eligible collateral may be expanded by the Federal Reserve in the future, and among other requirements must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without he benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such rating agency. The TALF Program is operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed provides non-recourse loans to an Underlying Portfolio in a minimum size of $10 million.

            In order to obtain a loan under the TALF Program, an Underlying Portfolio is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the "haircut"). In addition, it is required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Underlying Portfolio. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program depends on the nature of the eligible collateral and is currently three years or five years.

            In connection with a TALF Program loan, an Underlying Portfolio will pledge eligible collateral, which will consist of either certain eligible asset-backed securities that the Underlying Portfolio currently owns or other asset-backed securities that the Underlying Portfolio purchases with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Underlying Portfolio are non-recourse, and if the Underlying Portfolio does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Underlying Portfolio and not against any other assets of the Underlying Portfolio. TALF loans are prepayable at the option of the Underlying Portfolio without penalty, and the Underlying Portfolio may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all their value, under the current terms of the TALF Program the New York Fed cannot look to the Underlying Portfolio to cover the principal on the loan. Generally, under the terms of the TALF Program payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

            The risk of leverage to the Underlying Portfolio under the TALF Program is the same risk of leverage that applies to other types of borrowings the Underlying Portfolio may engage in (see "Effects of Borrowing and Use of Leverage" below for more details). Loans under the TALF Program would not be subject to the Underlying Portfolios' limitations on borrowings (which are generally limited to 33 1/3% of the Underlying Portfolio's total assets). However, the Underlying Portfolio will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Underlying Portfolio's outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to "cover": its obligation to purchase or deliver cash or securities at a future time.

            Participations in the TALF Program and other loan programs sponsored by the United States of America (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) will not be considered purchasing securities on margin for purposes of the Underlying Portfolio's limits on margin.

            The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if an Underlying Portfolio meets all requirements of the TALF Program. The Federal Reserve may also change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Underlying Portfolio cannot predict the form any such changes or modifications might take and, if the Underlying Portfolio participates in the TALF Program, such changes may adversely affect the value of the Underlying Portfolio's assets and the ability of the Underlying Portfolio to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.

            Participation in the TALF Program requires the Underlying Portfolio to contract with a primary dealer that will be authorized to act as agent for the Underlying Portfolio. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Underlying Portfolio. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to the Underlying Portfolio. As a result, the Underlying Portfolio will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Underlying Portfolio's voting ability.

            Under certain circumstances, loans under the TALF Program may become recourse to the Underlying Portfolio, which may adversely affect the Underlying Portfolio's ability to achieve its investment objective. In connection with any borrowing by the Underlying Portfolio under the TALF Program, an Underlying Portfolio is required to represent, among other things, that at the time of borrowing the Underlying Portfolio is an eligible borrower and that the collateral is eligible collateral. A determination that the Underlying Portfolio is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Underlying Portfolio under the TALF Program were untrue when made , will cause the loan to become full recourse to the Underlying Portfolio, and the Underlying Portfolio must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Underlying Portfolio. Additionally, the loan may become recourse to the Underlying Portfolio if certain persons acquire more than 25% of the Underlying Portfolio's outstanding securities or if the Underlying Portfolio fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Underlying Portfolio and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Underlying Portfolio owes to the New York Fed under the loan, then the Underlying Portfolio will be required to pay the difference to the New York Fed. In order to make this payment, the Underlying Portfolio may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Underlying Portfolio were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

            Under the terms of its agreement with the Underlying Portfolio, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Underlying Portfolio. Further, the Underlying Portfolio indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Underlying Portfolio at any time. If the Underlying Portfolio is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Underlying Portfolio. Agreements with the primary dealer are subject to amendment by the primary dealer without the Underlying Portfolio's consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

            Participation in TALF will not subject the Underlying Portfolio or the Manager to restrictions on executive compensation under the Treasury Department's Troubled Assets Relief Program.

Preferred Stock
---------------

            An Underlying Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------


            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Underlying Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.


            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


            An Underlying Portfolio may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction an Underlying Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Underlying Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which the Underlying Portfolio will sell the collateral back is specified in advance, the Underlying Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Underlying Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

            An Underlying Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Underlying Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.



Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            An Underlying Portfolio may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above; in a reverse repurchase agreement transaction, the Underlying Portfolio sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Underlying Portfolio borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Underlying Portfolio posts securities as collateral, the Underlying Portfolio maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Underlying Portfolio because the Underlying Portfolio maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Underlying Portfolio to post additional collateral. If the value of the collateral increases, the Underlying Portfolio may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Underlying Portfolio at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Underlying Portfolio would suffer a loss.

            In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Portfolio's obligation to repurchase the securities.



Rights and Warrants
-------------------

            An Underlying Portfolio may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Underlying Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------


            An Underlying Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Underlying Portfolio does not own, or if the Underlying Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by an Underlying Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Portfolio. See "Dividends, Distributions and Taxes - U.S. Federal Income Taxation of each Strategy - Tax Straddles," below for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Underlying Portfolio.


Standby Commitment Agreements
-----------------------------

            An Underlying Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Underlying Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            An Underlying Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the U.S., which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Underlying Portfolios) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for an Underlying Portfolio not to be subject to federal income or excise taxes, the Underlying Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Portfolio has actually received as interest during the year. An Underlying Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------


            -- Borrowing and Use of Leverage. An Underlying Portfolio may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by an Underlying Portfolio result in the leveraging of the Underlying Portfolio's shares of common stock. The proceeds of any borrowings will be invested in accordance with the Underlying Portfolio's investment objectives and policies. An Underlying Portfolio also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Underlying Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.



            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Underlying Portfolio's shareholders. These include a higher volatility of the NAV of the Underlying Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Underlying Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Underlying Portfolio's shareholders to realize higher current net investment income than if the Underlying Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Underlying Portfolio's investment portfolio, the benefit of leverage to the Underlying Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Underlying Portfolio's use of leverage would result in a lower rate of return than if the Underlying Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Underlying Portfolio were not leveraged. In an extreme case, if the Underlying Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Underlying Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Underlying Portfolio's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose an Underlying Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Underlying Portfolio. When an Underlying Portfolio engages in such transactions, it will, in accordance with guidance provided by the Commission or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Underlying Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Underlying Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Underlying Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Underlying Portfolio's exposure to loss.


            -- Investments in Lower-Rated and Unrated Instruments. An Underlying Portfolio may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.


            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, an Underlying Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which an Underlying Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Underlying Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Underlying Portfolio.

            In seeking to achieve an Underlying Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Underlying Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Underlying Portfolio.


            -- Risks of Investments in Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.


            Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

            An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures that may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.


            Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


            The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Portfolio's investments. In such events, an Underlying Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

            -- Foreign Currency Transactions. An Underlying Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Underlying Portfolio's revenues will be received in such currencies. In addition, an Underlying Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of an Underlying Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect an Underlying Portfolio's income. An Underlying Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While an Underlying Portfolio has this ability, there is no certainty as to whether and to what extent the Underlying Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent an Underlying Portfolio's total assets adjusted to reflect the Underlying Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Underlying Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            An Underlying Portfolio will incur costs in connection with conversions between various currencies. An Underlying Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which an Underlying Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, the Underlying Portfolio may be required to liquidate securities in order to make distributions if the Underlying Portfolio has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Underlying Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time an Underlying Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            --Risks Of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Each Underlying Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Portfolios from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


            Unlike transactions entered into by an Underlying Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.


            Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.


            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            -- Portfolio Reallocation Risk. From time to time, the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Underlying Portfolios' feeder funds, as recommended by the Adviser. These transactions will affect the Underlying Portfolios since Underlying Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Portfolio performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Underlying Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Underlying Portfolios and the funds that invest in them.

Fundamental Investment Policies
-------------------------------


            Each Strategy has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of such Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, a Strategy:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.


            For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;


            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

            (f) may not act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, such Strategy might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, which can be changed without shareholder approval, each Strategy is diversified (as that term is defined in the 1940
Act). This means that at least 75% of each Strategy's assets consist of:


            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policies
-----------------------------------


            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board (see "Management of the Strategies" in the Prospectuses). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately $402 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of September 30, 2011, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


               AXA and its subsidiaries                         60.9%
               AllianceBernstein Holding L.P.                   37.5
               Unaffiliated holders                              1.6
                                                                 ---
                                                               100.0%
                                                        =================

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2011, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.




            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.1% economic interest in the Adviser as of September 30, 2011.

            AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.


Advisory Agreement and Expenses
-------------------------------


            Under the Strategies' Advisory Agreement, the Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy, and manages, supervises and conducts the affairs of each Strategy, subject to supervision of the Board.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Strategies shares (other than the portion of the promotional expenses borne by each Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Strategies prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            Each Strategy has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the payment for clerical, accounting, administrative and other non-advisory services, each Strategy may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to each Strategy at cost and the payments therefore must be specifically approved by the Board. During the fiscal year ended August 31, 2011, for the 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, and 2045 Retirement Strategy, the amounts paid to the Adviser amounted to a total of $64,015, $64,515, $64,315, $63,515, $63,815, $63,515, $63,015, and $63,015, respectively, for these services. The Adviser voluntarily agreed to waive such expenses for the 2000 Retirement Strategy, 2010 Retirement Strategy, 2050 Retirement Strategy and 2055 Retirement Strategy in the amounts of $64,015, $64,015, $63,015 and $63,015, respectively.

            The Advisory Agreement continues in effect with respect to each Strategy so long as such continuance is specifically approved at least annually by the Company's Directors or by a majority vote of the holders of the outstanding voting securities of each Strategy and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons," as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board, at their meetings held on August 2-4, 2011.

            Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Directors who are not interested persons of the Strategies. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            For the services rendered by the Adviser under the Advisory Agreement, each Strategy pays a fee of .55 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or less than 60%; pays a fee of .60 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is greater than 60% but less than 80%; and pays a fee of .65 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or greater than 80%. For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets a Strategy invests in the AllianceBernstein Multi-Asset Real Return Portfolio will be considered to be invested in equity investments. Based on this fee schedule, the fee to be paid by each Strategy is as follows:


       2000 Retirement Strategy                            .55%
       2005 Retirement Strategy                            .55%
       2010 Retirement Strategy                            .55%
       2015 Retirement Strategy                            .60%
       2020 Retirement Strategy                            .60%
       2025 Retirement Strategy                            .60%
       2030 Retirement Strategy                            .65%
       2035 Retirement Strategy                            .65%
       2040 Retirement Strategy                            .65%
       2045 Retirement Strategy                            .65%
       2050 Retirement Strategy                            .65%
       2055 Retirement Strategy                            .65%

            A Strategy's fee will be reduced by an annualized rate of .10 of 1% on the excess of the Strategy's average daily net assets in any month that its average daily net assets greater than $2.5 billion and less than $5 billion. In any month during which a Strategy's average daily net assets are in excess of $5 billion, its monthly fee shall be reduced by an annualized rate on the excess of ..15 of 1% of its average daily net assets that are greater than $5 billion.

            The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Strategy listed below:


                   Strategy                             Expense Caps
                   --------                             ------------

        2000 Retirement Strategy                Class A             .86%
                                                Class B            1.56%
                                                Class C            1.56%
                                                Advisor Class       .56%
                                                Class R            1.06%
                                                Class K             .81%
                                                Class I             .56%

        2005 Retirement Strategy                Class A             .92%
                                                Class B            1.62%
                                                Class C            1.62%
                                                Advisor Class       .62%
                                                Class R            1.12%
                                                Class K             .87%
                                                Class I             .62%

        2010 Retirement Strategy                Class A             .94%
                                                Class B            1.64%
                                                Class C            1.64%
                                                Advisor Class       .64%
                                                Class R            1.14%
                                                Class K             .89%
                                                Class I             .64%

        2015 Retirement Strategy                Class A             .98%
                                                Class B            1.68%
                                                Class C            1.68%
                                                Advisor Class       .68%
                                                Class R            1.18%
                                                Class K             .93%
                                                Class I             .68%

        2020 Retirement Strategy                Class A            1.02%
                                                Class B            1.72%
                                                Class C            1.72%
                                                Advisor Class       .72%
                                                Class R            1.22%
                                                Class K             .97%
                                                Class I             .72%

        2025 Retirement Strategy                Class A            1.04%
                                                Class B            1.74%
                                                Class C            1.74%
                                                Advisor Class       .74%
                                                Class R            1.24%
                                                Class K             .99%
                                                Class I             .74%

        2030 Retirement Strategy                Class A            1.06%
        2035 Retirement Strategy                Class B            1.76%
        2040 Retirement Strategy                Class C            1.76%
        2045 Retirement Strategy                Advisor Class       .76%
        2050 Retirement Strategy                Class R            1.26%
        2055 Retirement Strategy                Class K            1.01%
                                                Class I             .76%


            This contractual agreement automatically extends each year, unless the Adviser provides written notice 60 days prior to the Company's fiscal year end. The Adviser does not receive a fee for managing the Underlying Portfolios.


            During the fiscal year ended August 31, 2011, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $172,642 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $201,109 which was waived by the Adviser due to the expense limitation agreement), $396,351 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $515,234 which was waived by the Adviser due to the expense limitation agreement), $1,180,195 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $750,296 which was waived by the Adviser due to the expense limitation agreement), $1,792,715 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $716,159 which was waived by the Adviser due to the expense limitation agreement), $1,452,384 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $629,636 which was waived by the Adviser due to the expense limitation agreement), $1,319,951 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $657,951 which was waived by the Adviser due to the expense limitation agreement), $795,225 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $557,066 which was waived by the Adviser due to the expense limitation agreement), $652,116 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $508,905 which was waived by the Adviser due to the expense limitation agreement), $295,056 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $485,600 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2050 Retirement Strategy (net of $140,357 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2055 Retirement Strategy (net of $31,722 which was waived by the Adviser due to the expense limitation agreement).


            During the fiscal year ended August 31, 2010, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $152,029 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $238,046 which was waived by the Adviser due to the expense limitation agreement), $424,474 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $563,863 which was waived by the Adviser due to the expense limitation agreement), $1,141,365 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $713,153 which was waived by the Adviser due to the expense limitation agreement), $1,553,977 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $713,561 which was waived by the Adviser due to the expense limitation agreement), $1,311,108 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $759,509 which was waived by the Adviser due to the expense limitation agreement), $1,130,278 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $653,281 which was waived by the Adviser due to the expense limitation agreement), $667,704 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $560,271 which was waived by the Adviser due to the expense limitation agreement), $515,221 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $538,378 which was waived by the Adviser due to the expense limitation agreement), $169,852 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $503,787 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2050 Retirement Strategy (net of $94,010 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2055 Retirement Strategy (net of $22,022 which was waived by the Adviser due to the expense limitation agreement).

            During the fiscal year ended August 31, 2009, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $119,575 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $223,741 which was waived by the Adviser due to the expense limitation agreement), $300,507 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $589,034 which was waived by the Adviser due to the expense limitation agreement), $785,071 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $624,667 which was waived by the Adviser due to the expense limitation agreement), $1,069,115 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $619,089 which was waived by the Adviser due to the expense limitation agreement), $815,979 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $665,132 which was waived by the Adviser due to the expense limitation agreement), $665,594 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $596,960 which was waived by the Adviser due to the expense limitation agreement), $334,664 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $511,106 which was waived by the Adviser due to the expense limitation agreement), $209,802 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $497,591 which was waived by the Adviser due to the expense limitation agreement), $40,431 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $377,621 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2050 Retirement Strategy (net of $37,456 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2055 Retirement Strategy (net of $10,021 which was waived by the Adviser due to the expense limitation agreement).



            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, Inc., AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios, and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies.


Board of Directors Information
------------------------------


            The business and affairs of each Strategy are managed under the direction of the Board. Certain information concerning the Directors is set forth below.



                                                                                                OTHER PUBLIC
                                                                                PORTFOLIOS      COMPANY
                                                                                IN FUND         DIRECTORSHIPS
NAME,                                PRINCIPAL OCCUPATION(S)                    COMPLEX         HELD BY DIRECTOR
ADDRESS* and AGE                     DURING PAST FIVE                           OVERSEEN BY     IN THE PAST
(YEAR ELECTED**)                     YEARS OR LONGER                            DIRECTOR        FIVE YEARS
----------------                     ------------------------                   -----------     ---------------

INDEPENDENT DIRECTORS

Chairman of the Board                Investment Adviser and an                    102           None
William H. Foulk, Jr.,#,##           Independent Consultant since prior
79                                   to 2006.  Formerly, he was Senior
(2002)                               Manager of Barrett Associates,
                                     Inc., a registered investment
                                     adviser. He was formerly Deputy
                                     Comptroller and Chief Investment
                                     Officer of the State of New York
                                     and, prior thereto, Chief
                                     Investment Officer of the New York
                                     Bank for Savings. He has served as
                                     a director or trustee of various
                                     AllianceBernstein Funds since 1983
                                     and has been Chairman of the
                                     AllianceBernstein Funds and of the
                                     Independent Directors Committee of
                                     such Funds since 2003.

John H. Dobkin,#                     Independent Consultant since prior           102           None
69                                   to 2006. Formerly, President of
(2002)                               Save Venice, Inc. (preservation
                                     organization) from 2001-2002,
                                     Senior Advisor from June 1999-June
                                     2000 and President of Historic
                                     Hudson Valley (historic
                                     preservation) from December
                                     1989-May 1999. Previously, Director
                                     of the National Academy of Design.
                                     He has served as a director or
                                     trustee of various
                                     AllianceBernstein Funds since 1992.

Michael J. Downey,#                  Private Investor since prior to              102           Asia Pacific Fund, Inc.
67                                   2006. Formerly, managing partner of                        and The Merger Fund
(2005)                               Lexington Capital, LLC (investment                         since prior to 2006 and
                                     advisory firm) from December 1997                          Prospect Acquisition
                                     until December 2003. From 1987                             Corp. (financial
                                     until 1993, Chairman and CEO of                            services) since 2007
                                     Prudential Mutual Fund Management,                         until 2009
                                     director of the Prudential Mutual
                                     Funds and member of the Executive
                                     Committee of Prudential Securities
                                     Inc. He has served as a director or
                                     trustee of the AllianceBernstein
                                     Funds since 2005.

D. James Guzy,#                      Chairman of the Board of PLX                 102           Cirrus Logic
75                                   Technology (semi-conductors) and of                        Corporation
(2005)                               SRC Computers Inc., with which he                          (semi-conductors) and
                                     has been associated since prior to                         PLX Technology
                                     2006.  He was a director of Intel                          (semi-conductors) since
                                     Corporation (semi-conductors) from                         prior to 2006 and Intel
                                     1969 until 2008, and served as                             Corporation
                                     Chairman of the Finance Committee                          (semi-conductors) since
                                     of such company for several years                          prior to 2006 until
                                     until May 2008. He has served as a                         2008
                                     director or trustee of one or more
                                     of the AllianceBernstein Funds
                                     since 1982.

Nancy P. Jacklin,#                   Professorial Lecturer at the Johns           102           None
63                                   Hopkins School of Advanced
(2006)                               International Studies since 2008.
                                     Formerly, U.S. Executive Director
                                     of the International Monetary Fund
                                     (December 2002-May 2006); Partner,
                                     Clifford Chance (1992-2002); Sector
                                     Counsel, International Banking and
                                     Finance, and Associate General
                                     Counsel, Citicorp (1985-1992);
                                     Assistant General Counsel
                                     (International), Federal Reserve
                                     Board of Governors (1982-1985); and
                                     Attorney Advisor, U.S. Department
                                     of the Treasury (1973-1982).
                                     Member of the Bar of the District
                                     of Columbia and of New York; and
                                     member of the Council on Foreign
                                     Relations. She has served as a
                                     director or trustee of the
                                     AllianceBernstein Funds since 2006.

Garry L. Moody,#                     Independent Consultant. Formerly,            102           None
59                                   Partner, Deloitte & Touche LLP
(2008)                               (1995-2008) where he held a number
                                     of senior positions, including Vice
                                     Chairman, and U.S. and Global
                                     Investment Management Practice
                                     Managing Partner; President,
                                     Fidelity Accounting and Custody
                                     Services Company (1993-1995); and
                                     Partner, Ernst & Young LLP
                                     (1975-1993), where he served as the
                                     National Director of Mutual Fund
                                     Tax Services. He has served as a
                                     director or trustee, and as
                                     Chairman of the Audit Committee, of
                                     most of the AllianceBernstein Funds
                                     since 2008.

Marshall C. Turner,#                 Private Investor since prior to              102           Xilinx, Inc.
70                                   2006. Interim CEO of MEMC                                  (programmable logic
(2005)                               Electronic Materials, Inc.                                 semi-conductors) and
                                     (semi-conductor and solar cell                             MEMC Electronic
                                     substrates) from November 2008                             Materials, Inc.
                                     until March 2009.  He was Chairman                         (semi-conductor and
                                     and CEO of Dupont Photomasks, Inc.                         solar cell substrates)
                                     (components of semi-conductor                              since prior to 2006
                                     manufacturing), 2003-2005, and
                                     President and CEO, 2005-2006, after
                                     the company was acquired and
                                     renamed Toppan Photomasks, Inc.  He
                                     has served as a director or trustee
                                     of one or more of the
                                     AllianceBernstein Funds since 1992.

Earl D. Weiner,#                     Of Counsel, and Partner prior to             102           None
72                                   January 2007, of the law firm
(2007)                               Sullivan & Cromwell LLP; and member
                                     of ABA Federal Regulation of
                                     Securities Committee Task Force to
                                     draft editions of the Fund
                                     Director's Guidebook. He has served
                                     as a director or trustee of the
                                     AllianceBernstein Funds since 2007
                                     and is Chairman of the Governance
                                     and Nominating Committees of most
                                     of the Funds.

Interested Director
-------------------

Robert M. Keith,+,++                 Senior Vice President of the                 102           None
51                                   Adviser+++ and head of
(2010)                               AllianceBernstein Investments Inc.
                                     ("ABI")+++ since July 2008;
                                     Director of ABI and President of
                                     the AllianceBernstein Mutual Funds.
                                     Previously, he served as Executive
                                     Managing Director of ABI from
                                     December 2006 to June 2008.  Prior
                                     to joining ABI in 2006, Executive
                                     Managing Director of Bernstein
                                     Global Wealth Management, and prior
                                     thereto, Senior Managing Director
                                     and Global Head of Client Service
                                     and Sales of the Adviser's
                                     institutional investment management
                                     business since 2004.  Prior
                                     thereto, Managing Director and Head
                                     of North American Client Service
                                     and Sales in the Adviser's
                                     institutional investment management
                                     business, with which he had been
                                     associated since prior to 2004.

----------------
*     The address for each of the Company's Directors is c/o AllianceBernstein
      L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New
      York, NY 10105.
**    There is no stated term of office for the Directors.
#     Member of the Audit Committee, the Governance and Nominating Committee and
      the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith became a Director of the Company as of December 16, 2010.
++    Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the
      Investment Company Act of 1940, of the Company due to his position as an
      Senior Vice President of the Adviser.
+++   The Adviser and ABI are affiliates of the Company.



            The management of the business and affairs of the Strategies are overseen by the Board. Directors who are not "interested persons" of the Strategies as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Strategies are referred to as "Interested Directors". Certain information concerning the Strategies' governance structure and each Director is set forth below.


            Experience, Skills, Attributes, and Qualifications of the Strategies' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Strategies. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Strategies and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Strategies, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and Strategies' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Strategies and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Board is responsible for oversight of the Strategies. The Strategies have engaged the Adviser to manage the Strategies on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Strategies' other service providers in the operations of the Strategies in accordance with the Strategies' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Strategies' charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.


            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Strategies, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Strategies are required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Strategies are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Strategies resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Strategies; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Strategies' investment program and operations and is addressed as part of various regular Board and committee activities. The Strategies' investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Strategies' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Strategies' Senior Officer (who is also the Strategies' chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Strategies and the Adviser's risk management programs.

            Not all risks that may affect the Strategies can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategies or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategies' goals. As a result of the foregoing and other factors the Strategies' ability to manage risk is subject to substantial limitations.


            The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Strategies' financial reporting process. The Audit Committee met two times during the Strategies' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Strategies' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Strategies and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Strategies' current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategies not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategies begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategies owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategies (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Strategies to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Strategies; (v) the class or series and number of all shares of the Strategies owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategies' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategies, the candidate's ability to qualify as an Independent Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Strategies' most recently completed fiscal year.


            The dollar range of the Strategies' securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.



                                                          AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY        SECURITIES IN THE
                            SECURITIES IN THE             ALLIANCEBERNSTEIN
                            STRATEGIES AS                 FUND COMPLEX AS
                            OF DECEMBER 31, 2010          OF DECEMBER 31, 2010
                            --------------------------    ----------------------

John H. Dobkin                        None                   Over $100,000
Michael J. Downey                     None                   Over $100,000
William H. Foulk, Jr.                 None                   Over $100,000
D. James Guzy                         None                   Over $100,000
Nancy P. Jacklin                 $50,001-100,000             Over $100,000
Robert M. Keith*                      None                        None
Garry L. Moody                        None                   Over $100,000
Marshall C. Turner, Jr.               None                   Over $100,000
Earl D. Weiner                  $100,001-500,000             Over $100,000

-----------------
* Mr. Keith became a Director as of December 16, 2010. Mr. Keith is an interested person, as defined under the 1940 Act. With respect to Mr. Keith, uninvested interests in certain deferred compensation plans, including the Partners Compensation Plan, are not included.



Officer Information
-------------------

            Certain information concerning the Company's officers is set forth below.

                                PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE          HELD WITH FUND                    DURING PAST 5 YEARS
----------------------         ----------------------             --------------------

Robert M. Keith,                President and Chief Executive     See above.
51                              Officer

Philip L. Kirstein,             Senior Vice President and         Senior Vice President and
66                              Independent Compliance Officer    Independent Compliance Officer of
                                                                  the AllianceBernstein Funds, with
                                                                  which he has been associated
                                                                  since October 2004.  Prior
                                                                  thereto, he was Of Counsel to
                                                                  Kirkpatrick & Lockhart, LLP from
                                                                  October 2003 to October 2004, and
                                                                  General Counsel of Merrill Lynch
                                                                  Investment Managers, L.P. since
                                                                  prior to March 2003.

Seth J. Masters,                Senior Vice President             Senior Vice President of the
52                                                                Adviser,** with which he has been
                                                                  associated since prior to 2006.

Thomas J. Fontaine,             Vice President                    Senior Vice President of the
46                                                                Adviser,** with which he has been
                                                                  associated since prior to 2006.

Dokyoung Lee,                   Vice President                    Senior Vice President of the
46                                                                Adviser,** with which he has been
                                                                  associated since prior to 2006.

Christopher H. Nikolich,        Vice President                    Senior Vice President of the
42                                                                Adviser,** with which he has been
                                                                  associated since prior to 2006.

Patrick J. Rudden,              Vice President                    Senior Vice President of the
48                                                                Adviser,** with which he has been
                                                                  associated since prior to 2006.

Emilie D. Wrapp,                Secretary                         Senior Vice President, Assistant
56                                                                General Counsel and Assistant
                                                                  Secretary of ABI,** with which
                                                                  she has been associated since
                                                                  prior to 2006.

Joseph J. Mantineo,             Treasurer and Chief               Senior Vice President of
52                              Financial Officer                 ABIS,** with which he has been
                                                                  associated since prior to 2006.

Phyllis J. Clarke,              Controller                        Vice President of ABIS,** with
50                                                                which she has been associated
                                                                  since prior to 2006.
-------------------


*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Company.



            The Strategies do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Strategies. The aggregate compensation paid by the Strategies to each of the Directors for the fiscal year ended August 31, 2011, the aggregate compensation paid to each Director during calendar year 2010 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.





                                                                                                  Total
                                                                                                  Number of
                                                                                                  Investment
                                                                            Total Number of       Portfolios
                                                                            Funds in the          within the
                                                     Total                  AllianceBernstein     AllianceBernstein
                                                     Compensation           Fund Complex,         Fund Complex,
                                                     From the               Including the         Including the
                                                     the                    Strategies, as to     Strategies, as to
                                                     AllianceBernstein      which the             which the
                              Aggregate              Fund Complex,          Director is           Director is
                              Compensation           Including              a Director            a Director
Name of Director              From the Strategies    the Strategies         or Trustee            or Trustee
----------------              --------------------   -----------------      ------------------    -----------------
John H. Dobkin                $5,880                 $236,900               32                    102
Michael J. Downey             $5,877                 $236,900               32                    102
William H. Foulk, Jr.         $9,669                 $482,300               32                    102
D. James Guzy                 $4,416                 $236,900               32                    102
Nancy P. Jacklin              $5,880                 $236,900               32                    102
Robert M. Keith               $    0                 $      0               32                    102
Garry L. Moody                $6,570                 $264,900               32                    102
Marshall C. Turner, Jr.       $5,880                 $236,900               32                    102
Earl D. Weiner                $6,297                 $254,900               32                    102



            As of December 9, 2011, the Directors and officers of each Strategy as a group owned less than 1% of the shares of each Strategy.


Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

            The management of and investment decisions for each of the Strategies' portfolios are made by the Multi Asset Solutions Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Prospectuses. As of the date of this SAI, none of the Strategies' portfolio managers owned directly or beneficially any equity securities of the Strategies.

-----------------

(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            As of August 31, 2011, Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden did not directly or beneficially own any equity securities of the Strategies.

            As of August 31, 2011, employees of the Adviser had approximately $218,697,677 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2011.



--------------------------------------------------------------------------------------------------------------

                            REGISTERED INVESTMENT COMPANIES (excluding the Strategies)

--------------------------------------------------------------------------------------------------------------
                                                                                          Total Assets of
                                                                       Number of          Registered
                                Total           Total Assets of        Registered         Investment
                                Number of       Registered             Investment         Companies
                                Registered      Investment             Companies          Managed with
                                Investment      Companies              Managed with       Performance-
                                Companies       Managed                Performance-       based Fees
Portfolio Manager               Managed         (in millions)          based Fees         (in millions)
-----------------               ----------      --------------         -----------        --------------
Thomas J. Fontaine                 25           $ 7,231,000,000           None                 None
Dokyoung Lee                       47           $22,499,000,000           None                 None
Seth J. Masters                    47           $22,499,000,000           None                 None
Christopher H. Nikolich            31           $14,463,000,000           None                 None
Patrick J. Rudden                  33           $ 9,900,000,000           None                 None

--------------------------------------------------------------------------------------------------------------

                                               POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------------------------------------


                                                                                          Total Assets of
                                Total                                  Number of          Other Pooled
                                Number of        Total Assets of       Other Pooled       Investment
                                Other            Other Pooled          Investment         Vehicles
                                Pooled           Investment            Vehicles           Managed with
                                Investment       Vehicles              Managed with       Performance-
                                Vehicles         Managed               Performance-       based Fees
Portfolio Manager               Managed          (in millions)         based Fees         (in millions)
-----------------              --------          --------------        -----------        --------------
Thomas J. Fontaine               12             $ 4,416,000,000         None                 None
Dokyoung Lee                     200            $16,708,000,000          10              $462,000,000
Seth J. Masters                  200            $16,708,000,000          10              $462,000,000
Christopher H. Nikolich          13             $ 4,444,000,000         None                 None
Patrick J. Rudden                187            $12,264,000,000          10              $462,000,000

--------------------------------------------------------------------------------------------------------------

                                                    OTHER ACCOUNTS

--------------------------------------------------------------------------------------------------------------

                                                                     Number of           Total Assets of
                                Total                                Other               Other Accounts
                                Number of      Total Assets of       Accounts            Managed with
                                Other          Other Accounts        Managed with        Performance-
                                Accounts       Managed               Performance-        based Fees
Portfolio Manager               Managed        (in millions)         based Fees          (in millions)
-----------------              --------        -------------         -----------         --------------
Thomas J. Fontaine                11           $ 7,426,000,000            None                 None
Dokyoung Lee                      79           $18,389,000,000             6              $2,233,000,000
Seth J. Masters                   79           $18,389,000,000             6              $2,233,000,000
Christopher H. Nikolich           15           $ 8,583,000,000            None                 None
Patrick J. Rudden                 75           $17,231,000,000             6              $2,233,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


            (i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year to year and, hence, is not particularly sensitive to performance.


            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Adviser's Master Limited Partnership Units. In 2012, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

            In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Strategies pay certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy,
(c) interest charges on borrowings, if any, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Strategies' custodian, (i) compensation of the Strategies' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement
-------------------------------


            The Company has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Strategies' principal underwriter, to permit ABI to distribute each Strategy's shares and to permit each Strategy to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Rule 12b-1 Plan").


            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.


            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Rule 12b-1 Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Rule 12b-1 Plan at their meetings held on August 2-4, 2011.

            All material amendments to the Agreement will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Strategies may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Strategy or the Class or classes of the Strategy affected. The Agreement may be terminated (a) by any Strategy without penalty at any time by a majority vote of the holders of Strategy's outstanding voting securities voting separately by class or by majority vote of the Qualified Directors, or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that a Strategy may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "reimbursement plan", which means that it compensates the distributor for the actual costs of services rendered.


            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Strategy as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares and the distribution services fee on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fees with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Strategy's shares.

            With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Strategy in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.



            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                                          Percentage Per Annum of the
                                                                          Aggregate Average Daily
                                    Distribution Services Fees for        Net Assets Attributable to
Strategy                            Expenditures Payable to ABI                 Class A Shares
--------                           ----------------------------           ---------------------------
2000 Retirement Strategy               $  19,528                               .30%
2005 Retirement Strategy               $  61,050                               .30%
2010 Retirement Strategy               $ 161,894                               .30%
2015 Retirement Strategy               $ 284,166                               .30%
2020 Retirement Strategy               $ 356,916                               .30%
2025 Retirement Strategy               $ 354,199                               .30%
2030 Retirement Strategy               $ 290,650                               .30%
2035 Retirement Strategy               $ 198,123                               .30%
2040 Retirement Strategy               $ 173,596                               .30%
2045 Retirement Strategy               $ 129,855                               .30%
2050 Retirement Strategy               $  14,899                               .30%
2055 Retirement Strategy               $   3,099                               .30%

            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:

------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Category of         2000            2005            2010            2015           2020            2025
Expense             Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
                    Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/                    $0              $0              $0             $0              $0              $0
Marketing
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders               $23,680         $67,709        $187,556       $347,005        $438,630        $443,241
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $23,233         $65,289         $59,660        $74,776         $84,291         $86,994
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                     $1,806          $2,335         $12,083        $34,594         $46,952         $43,301
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                  $27,846         $77,048         $69,947        $89,370         $99,790        $102,900
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                     $76,565        $212,381        $329,246       $545,745        $669,663        $676,436
------------------- --------------- --------------- --------------- -------------- --------------- ---------------


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2030            2035            2040            2045           2050            2055
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders              $368,780        $262,598        $231,513       $184,321         $28,027          $4,537
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $79,461         $65,833         $63,112        $60,082         $35,516         $29,100
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                    $39,747         $25,583         $23,236        $19,866          $4,482          $1,309
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                  $93,919         $77,592         $74,106        $70,472         $41,897         $35,027
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                    $581,907        $431,606        $391,967       $334,741        $109,922         $69,973
------------------- --------------- --------------- --------------- -------------- --------------- ---------------

            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:


                                Distribution Services Fees for       Percentage Per Annum of the Aggregate Average
Strategy                         Expenditures Payable to ABI         Daily Net Assets Attributable to Class A Shares
--------                        ----------------------------          -----------------------------------------

2000 Retirement Strategy            $  1,588                                            1.00%
2005 Retirement Strategy            $  4,347                                            1.00%
2010 Retirement Strategy            $  6,506                                            1.00%
2015 Retirement Strategy            $ 23,141                                            1.00%
2020 Retirement Strategy            $ 21,884                                            1.00%
2025 Retirement Strategy            $ 14,175                                            1.00%
2030 Retirement Strategy            $ 12,868                                            1.00%
2035 Retirement Strategy            $  9,013                                            1.00%
2040 Retirement Strategy            $  9,306                                            1.00%
2045 Retirement Strategy            $  3,438                                            1.00%
2050 Retirement Strategy            $    323                                            1.00%
2055 Retirement Strategy            $    256                                            1.00%


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class B shares were as follows:


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2000            2005            2010            2015           2020            2025
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $465          $1,546          $2,074         $9,636         $10,174          $5,913
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters                    $0            $183             $12           $124            $163             $68
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                         $0              $6              $3            $49             $91             $35
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                       $0            $219             $13           $141            $193             $79
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                        $465          $1,954          $2,102         $9,950         $10,621          $6,095
------------------- --------------- --------------- --------------- -------------- --------------- ---------------

------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2030            2035            2040            2045           2050            2055
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                $5,794          $3,504          $4,449         $1,731            $165            $249
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters                  $101             $73            $133            $71             $27            $164
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                        $60             $25             $63            $25              $3              $8
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $119             $88            $156            $83             $32            $195
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                      $6,074          $3,690          $4,801         $1,910            $227            $616
------------------- --------------- --------------- --------------- -------------- --------------- ---------------


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:


                                Distribution Services Fees for          Percentage Per Annum of the Aggregate Average
Strategy                         Expenditures Payable to ABI            Daily Net Assets Attributable to Class A Shares
--------                        ----------------------------           ------------------------------------------------

2000 Retirement Strategy              $  7,265                                           1.00%
2005 Retirement Strategy              $  3,364                                           1.00%
2010 Retirement Strategy              $ 22,662                                           1.00%
2015 Retirement Strategy              $ 41,708                                           1.00%
2020 Retirement Strategy              $ 61,047                                           1.00%
2025 Retirement Strategy              $ 41,188                                           1.00%
2030 Retirement Strategy              $ 51,132                                           1.00%
2035 Retirement Strategy              $ 31,642                                           1.00%
2040 Retirement Strategy              $ 30,583                                           1.00%
2045 Retirement Strategy              $ 18,218                                           1.00%
2050 Retirement Strategy              $  2,879                                           1.00%
2055 Retirement Strategy              $    613                                           1.00%


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2000            2005            2010            2015           2020            2025
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/                    $0              $0              $0             $0              $0              $0
Marketing
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                $7,339          $3,351         $23,621        $40,955         $65,726         $41,671
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters                  $651          $1,134          $2,961         $4,583          $4,201          $3,403
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                        $50             $51            $739         $1,853          $2,915          $1,777
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $762          $1,335          $3,573         $5,466          $5,092          $4,036
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                      $8,802          $5,871         $30,894        $52,857         $77,934         $50,887
------------------- --------------- --------------- --------------- -------------- --------------- ---------------

------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Category of         2030            2035            2040            2045           2050            2055
Expense             Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
                    Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/                    $0              $0              $0             $0              $0              $0
Marketing
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders               $51,810         $32,010         $30,271        $18,749          $3,355            $787
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters                $4,660          $2,531          $2,914         $2,304          $1,732          $1,387
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                     $2,056            $999          $1,060           $830            $205             $51
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                   $5,541          $2,992          $3,422         $2,716          $2,032          $1,634
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                     $64,067         $38,532         $37,667        $24,599          $7,324          $3,859
------------------- --------------- --------------- --------------- -------------- --------------- ---------------


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:



                                 Distribution Services Fees for         Percentage Per Annum of the Aggregate Average
Strategy                          Expenditures Payable to ABI         Daily Net Assets Attributable to Class A Shares
--------                         ----------------------------        ------------------------------------------------
2000 Retirement Strategy               $  12,501                                            .50%
2005 Retirement Strategy               $  17,572                                            .50%
2010 Retirement Strategy               $  76,148                                            .50%
2015 Retirement Strategy               $ 207,602                                            .50%
2020 Retirement Strategy               $ 265,459                                            .50%
2025 Retirement Strategy               $ 244,479                                            .50%
2030 Retirement Strategy               $ 221,152                                            .50%
2035 Retirement Strategy               $ 151,322                                            .50%
2040 Retirement Strategy               $ 140,139                                            .50%
2045 Retirement Strategy               $ 105,200                                            .50%
2050 Retirement Strategy               $  16,215                                            .50%
2055 Retirement Strategy               $   3,713                                            .50%


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2000            2005            2010            2015           2020            2025
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders               $14,348         $19,082         $83,730       $228,254        $291,492        $267,742
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $14,830         $17,411         $25,869        $31,131         $40,964         $35,589
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                       $480            $778          $5,797        $15,000         $24,914         $17,957
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                  $16,215         $20,219         $30,240        $36,377         $47,730         $41,209
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                     $45,873         $57,490        $145,636       $310,762        $405,100        $362,497
------------------- --------------- --------------- --------------- -------------- --------------- ---------------


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2030            2035            2040            2045           2050            2055
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders              $242,801        $166,206        $154,302       $116,174         $18,417          $4,544
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $38,112         $30,670         $31,614        $29,299         $23,428         $21,723
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                    $22,147         $12,374         $12,730        $10,656          $2,945            $760
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                  $45,038         $35,594         $37,065        $34,201         $27,457         $25,532
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                    $348,098        $244,844        $235,711       $190,330         $72,247         $52,559
------------------- --------------- --------------- --------------- -------------- --------------- ---------------


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:



                                 Distribution Services Fees for        Percentage Per Annum of the Aggregate Average
Strategy                         Expenditures Payable to ABI          Daily Net Assets Attributable to Class A Shares
--------                        ----------------------------         ------------------------------------------------
2000 Retirement Strategy               $  49,374                                            .25%
2005 Retirement Strategy               $  27,428                                            .25%
2010 Retirement Strategy               $ 176,992                                            .25%
2015 Retirement Strategy               $ 299,672                                            .25%
2020 Retirement Strategy               $ 491,161                                            .25%
2025 Retirement Strategy               $ 360,527                                            .25%
2030 Retirement Strategy               $ 329,373                                            .25%
2035 Retirement Strategy               $ 222,437                                            .25%
2040 Retirement Strategy               $ 177,306                                            .25%
2045 Retirement Strategy               $ 103,968                                            .25%
2050 Retirement Strategy               $  26,360                                            .25%
2055 Retirement Strategy               $   6,610                                            .25%


            During the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:


------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2000            2005            2010            2015           2020            2025
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders               $49,763         $28,182        $172,575       $313,663        $509,026        $383,170
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $89,105         $40,868         $53,253        $46,674         $72,352         $68,146
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                     $6,469          $1,482          $9,101        $20,123         $41,537         $33,920
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                 $105,063         $47,024         $61,355        $54,685         $83,968         $79,865
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                    $250,400        $117,556        $296,284       $435,145        $706,883        $565,101
------------------- --------------- --------------- --------------- -------------- --------------- ---------------

------------------- --------------- --------------- --------------- -------------- --------------- ---------------
                    2030            2035            2040            2045           2050            2055
Category of         Retirement      Retirement      Retirement      Retirement     Retirement      Retirement
Expense             Strategy        Strategy        Strategy        Strategy       Strategy        Strategy
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Advertising/
Marketing                       $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders              $348,178        $237,822        $187,809       $110,449         $24,578          $7,084
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Underwriters               $61,217         $62,950         $55,198        $47,347         $55,913         $62,869
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Dealers                    $29,956         $25,975         $21,191        $16,746          $7,200          $2,267
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Compensation to
Sales Personnel                 $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Interest, Carrying
or Other Financing
Charges                         $0              $0              $0             $0              $0              $0
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                  $71,213         $74,085         $64,836        $55,752         $65,632         $73,432
------------------- --------------- --------------- --------------- -------------- --------------- ---------------
Totals                    $510,564        $400,832        $329,034       $230,294        $153,323        $145,652
------------------- --------------- --------------- --------------- -------------- --------------- ---------------




            For the fiscal year ended August 31, 2011, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Strategy were as follows:


------------------ --------------- --------------- --------------- --------------- --------------- ---------------
                   2000            2005            2010            2015            2020            2025

                   Retirement      Retirement      Retirement      Retirement      Retirement      Retirement
Class              Strategy        Strategy        Strategy        Strategy        Strategy        Strategy
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class B                   $62,125         $75,159         $58,735        $103,311        $104,873         $73,112
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class B)         39.13%          17.29%           9.03%           4.46%           4.79%           5.16%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class C                  $118,264        $128,224        $115,811        $107,425        $133,431        $108,112
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class C)         16.28%          38.12%           5.11%           2.58%           2.19%           2.62%
-------------------- --------------- --------------- --------------- --------------- --------------- ---------------
Class R                  $339,059        $344,784        $485,375        $605,983        $720,148        $641,805
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class R)         13.56%           9.81%           3.19%           1.46%           1.36%           1.31%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class K                $1,247,129        $658,815        $975,064      $1,116,998      $1,456,779      $1,379,966
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class K)          6.31%           6.00%           1.38%            .93%            .74%            .96%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------

------------------ --------------- --------------- --------------- --------------- --------------- ---------------
                   2030            2035            2040            2045            2050            2055
                   Retirement      Retirement      Retirement      Retirement      Retirement      Retirement
Class              Strategy        Strategy        Strategy        Strategy        Strategy        Strategy
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class B                   $87,886         $86,993        $124,843         $78,801          $7,406         $22,951
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class B)          6.83%           9.65%          13.41%          22.92%          22.91%          89.61%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class C                  $136,925        $114,645         $94,708         $97,261         $26,349         $68,148
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class C)          2.68%           3.62%           3.10%           5.34%           9.15%         111.16%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class R                  $683,086        $534,315        $590,784        $531,243        $478,293        $197,230
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class R)          1.54%           1.77%           2.11%           2.52%          14.75%          26.56%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
Class K                $1,261,242      $1,151,579        $956,058        $827,331        $414,446        $601,192
------------------ --------------- --------------- --------------- --------------- --------------- ---------------
(% of the net
assets of Class K)           .96%           1.29%           1.35%           1.99%           3.93%          22.74%
------------------ --------------- --------------- --------------- --------------- --------------- ---------------



Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of each Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K and Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year or period ended August 31, 2011, the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy paid ABIS $17,892, $17,877, $61,188, $112,997, $160,222,
$127,469, $106,329, $79,630, $48,310, $53,640, $17,861, and $17,788,
respectively, in transfer agency fees.


            ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of shares of the Strategies and disburses dividends and other distributions to Strategy shareholders.

            Many shares of the Strategies are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Strategy, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold shares of a Strategy in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in your Prospectus in such Strategy's expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies."

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, or (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of each Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategies. All of the classes of shares of the Strategies, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of a Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Strategy's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Strategies or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategies or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategies shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategies' ability to monitor purchase, sale and exchange activity. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


            o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


            Purchase of Shares
           -------------------

            Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Strategy is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of a Strategy's total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Strategy will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Strategy, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            Each Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Each Strategy may, at its sole option, accept securities as payment for shares of the Strategy if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Strategy. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Strategies, a Strategy will not issue share certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

            Each class of shares of a Strategy represents an interest in the same portfolio of investments of that Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Strategies have determined that currently no conflict of interest exists between or among the classes of shares of each Strategy. On an ongoing basis, the Directors of the Strategies, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Strategy, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2000 Retirement Strategy was $7,931, $6,149, and $6,698, respectively. Of this amount, ABI retained $168, $61, and $25, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2005 Retirement Strategy was $7,687, $17,064, and $49,357, respectively. Of this amount, ABI retained $8, $145, and $61, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2010 Retirement Strategy was $44,789, $69,785, and $126,286, respectively. Of this amount, ABI retained $780, $1,545, and $1,042, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2015 Retirement Strategy was $107,632, $117,624, and $199,765, respectively. Of this amount, ABI retained $2,380, $867, and $1,043, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2020 Retirement Strategy was $137,091, $161,297, and $208,792, respectively. Of this amount, ABI retained $1,835, $2,342, and $2,007, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2025 Retirement Strategy was $144,592, $186,624, and $202,593, respectively. Of this amount, ABI retained $1,687, $2,028, and $1,159, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2030 Retirement Strategy was $138,045, $175,064, and $188,734, respectively. Of this amount, ABI retained $2,003, $2,679, and $1,939, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2035 Retirement Strategy was $99,299, $131,580, and $153,197, respectively. Of this amount, ABI retained $899, $1,271, and $1,554, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2040 Retirement Strategy was $89,280, $116,316, and $123,961, respectively. Of this amount, ABI retained $868, $1,146, and $704, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2045 Retirement Strategy was $77,882, $165,074, and $104,242, respectively. Of this amount, ABI retained $522, $629, and $563, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2050 Retirement Strategy was $20,394, $20,913, and $13,706, respectively. Of this amount, ABI retained $220, $125, and $168, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended August 31, 2011, August 31, 2010, and August 31, 2009, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2055 Retirement Strategy was $3,921, $4,291, and $10,113, respectively. Of this amount, ABI retained $171, $178, and $48, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            The following table shows the CDSCs received by ABI from each share class during the Strategies' last three fiscal years.



                                                 Amounts ABI            Amounts ABI           Amounts ABI
Fiscal Year Ended                                Received in CDSCs      Received in CDSCs     Received in CDSCs
August 31               Strategy                 From Class A Shares    From Class B Shares   From Class C Shares
------------------      ---------                --------------------   --------------------  --------------------

                         Retirement Strategy
2011                     2000                             $226                   $0                    $16
                         Retirement Strategy
2010                     2000                              268                    6                    162
                         Retirement Strategy
2009                     2000                              223                1,340                    159
                         Retirement Strategy
2011                     2005                           $2,087                  $29                     $9
                         Retirement Strategy
2010                     2005                              286                  855                      9
                         Retirement Strategy
2009                     2005                              154                1,047                    150
                         Retirement Strategy
2011                     2010                           $2,261                 $773                   $327
                         Retirement Strategy
2010                     2010                            2,579                1,274                     41
                         Retirement Strategy
2009                     2010                            2,512                3,156                    559
                         Retirement Strategy
2011                     2015                          $13,593                 $995                   $211
                         Retirement Strategy
2010                     2015                            4,941                1,594                     73
                         Retirement Strategy
2009                     2015                            1,514                5,775                    467
                         Retirement Strategy
2011                     2020                          $11,418               $2,534                 $1,781
                         Retirement Strategy
2010                     2020                            3,817                1,651                    215
                         Retirement Strategy
2009                     2020                            4,932                5,667                  2,094
                         Retirement Strategy
2011                     2025                          $16,778               $1,225                   $858
                         Retirement Strategy
2010                     2025                            2,199                2,112                    416
                         Retirement Strategy
2009                     2025                            3,294                3,375                    404
                         Retirement Strategy
2011                     2030                          $13,579               $1,279                 $2,080
                         Retirement Strategy
2010                     2030                            5,713                3,689                    307
                         Retirement Strategy
2009                     2030                            6,721                2,992                    191
                         Retirement Strategy
2011                     2035                          $17,723                 $335                    $18
                         Retirement Strategy
2010                     2035                            5,628                1,213                    607
                         Retirement Strategy
2009                     2035                            2,739                1,479                     89
                         Retirement Strategy
2011                     2040                          $15,521               $1,229                   $383
                         Retirement Strategy
2010                     2040                            7,198                1,083                    406
                         Retirement Strategy
2009                     2040                            4,035                  806                    199
                         Retirement Strategy
2011                     2045                          $16,229                 $643                   $105
                         Retirement Strategy
2010                     2045                            3,944                1,099                    338
                         Retirement Strategy
2009                     2045                            2,366                  178                  1,349
                         Retirement Strategy
2011                     2050                           $2,687                 $134                     $6
                         Retirement Strategy
2010                     2050                              413                    0                    195
                         Retirement Strategy
2009                     2050                              292                    1                     55
                         Retirement Strategy
2011                     2055                             $451                   $1                     $2
                         Retirement Strategy
2010                     2055                               28                   21                      9
                         Retirement Strategy
2009                     2055                              547                    0                     41

Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                               Discount or
                                                               Commission to
                                              As % of          Dealers or Agents
                            As % of Net       the Public       of up to % of
Amount of Purchase          Amount Invested   Offering Price   Offering Price
------------------          ---------------   --------------   -----------------

Up to $100,000                 4.44%             4.25%            4.00%
$100,000 up to $250,000        3.36              3.25             3.00
$250,000 up to $500,000        2.30              2.25             2.00
$500,000 up to $1,000,000*     1.78              1.75             1.50

------------------
* There is no initial sales charge on transactions of $1,000,000 or more.


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge." The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares -- Conversion Feature". Each Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.


            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;


        (ii) officers, directors and present full-time employees of selected dealers or agents, or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


       (iii) the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

        (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

         (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and


        (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.


Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, or (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangement--Group Retirement Plans and Tax-Deferred Accounts") below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                               Contingent Deferred Sales
                                                Charge for each Strategy
         Year                                            as a % of
         Since Purchase                       Dollar Amount Subject to Charge
         --------------                       -------------------------------

         First                                           4.0%
         Second                                          3.0%
         Third                                           2.0%
         Fourth                                          1.0%
         Fifth and Thereafter                            None


            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Company, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trust grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


Class R Shares
--------------

            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares, and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------


            Advisor Class shares of each Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.


Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
----------------------------------------------------------------------------


            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In addition, the Class A, and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Strategies are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


            Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Strategy's Rule 12b-1 Plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.


            Currently, each Strategy also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.


            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.


            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, that Strategy will be unable to ensure that the reduction is applied to the shareholder's account.


            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Underlying Portfolio (or any other AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Underlying Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategies or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


                 Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -2000 Retirement Strategy
  -2005 Retirement Strategy
  -2010 Retirement Strategy
  -2015 Retirement Strategy
  -2020 Retirement Strategy
  -2025 Retirement Strategy
  -2030 Retirement Strategy
  -2035 Retirement Strategy
  -2040 Retirement Strategy
  -2045 Retirement Strategy
  -2050 Retirement Strategy
  -2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Limited Duration High Income Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein International Focus 40 Portfolio -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Dynamic All Market Fund
AllianceBernstein Core Opportunities Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Overlay A Portfolio
  -AllianceBernstein Overlay B Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Aware Overlay A Portfolio -AllianceBernstein Tax-Aware Overlay B Portfolio -AllianceBernstein Tax-Aware Overlay C Portfolio -AllianceBernstein Tax-Aware Overlay N Portfolio -AllianceBernstein Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;


            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of each Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all class of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategies or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Strategies or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategies, the investor and the investor's spouse or domestic partner each purchase shares of the Strategies worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategies or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Strategies at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to each Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.


            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategies' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B, and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategies.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Strategies' involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares, and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B, or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2011, ABI expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by each Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Chase Investment Services
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            LPL Financial Corporation
            Merrill Lynch
            Morgan Stanley Smith Barney
            Multi-Financial Securities Corporation
            Northwestern Mutual Investment Services
            PrimeVest Financial Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------


            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. The Strategies have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategies' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategies.


            Redemption
            -----------

            Subject only to the limitations described below, the Strategies will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategies' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.


            Payment of the redemption price normally will be made in cash or may, at the option of a Strategy, be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to that Strategy containing a request for redemption. The Strategies may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Strategy represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to that Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate theirs telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategies reasonably believe to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategies did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.


            A Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and a Strategy may suspend or terminate this practice at any time.


            General
            --------


            Each Strategy reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

            Automatic Investment Program
            -----------------------------

            Investors may purchase shares of a Strategy through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $500 monthly minimum.

            Exchange Privilege
            -------------------


            You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.


            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.


            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. A Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Strategy's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Strategy is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies.


            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:


            (a) a security listed on the Exchange or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;


            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security it traded;


            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid or a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a right is valued at the last traded price provided by approved pricing services;

            (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

            (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing services does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid-price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (k) bank loans are valued on the basis of bid prices provided by a pricing service;

            (l) bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;


            (n) forward and spot currency pricing is provided by pricing services;


            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models;

            (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

            (q) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            Each Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


            Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


            Subject to its oversight, the Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Pricing Group, which operates under the policies and procedures approved by the Board, to value each Strategy's assets on behalf of that Strategy. The Pricing Group values each Strategy's assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


            For purposes of determining a Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Strategies in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            The Strategies intend for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Strategies must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategies' assets are represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Strategies' investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategies' assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategies' assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategies control and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If the Strategies qualify as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            The Strategies will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Strategies that is subject to corporate income tax will be considered to have been distributed by the Strategies during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategies on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectuses and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Strategies and assumes that the Strategies qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Strategy intends to make timely distributions of such Strategy's taxable income (including any net capital gain) so that the Strategies will not be subject to federal income and excise taxes. Dividends of a Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Strategy is such that only a small portion, if any, of a Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from each Strategy may be treated as "qualified dividend income", taxable to individuals, trusts and estates at a maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. Each Strategy will notify shareholders as to how much of that Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Strategy. Any dividend or distribution received by a shareholder on shares of a Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Strategy.

            After the end of the calendar year, each Strategy will notify shareholders of the federal income tax status of any distributions made by that Strategy to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.


            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or and individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Strategies will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Strategies. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Strategies' default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Strategies' shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.


            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.


            Foreign Income Taxes. Investment income received by a Strategy or an Underlying Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Strategies to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets and the Underlying Portfolio's assets to be invested within various countries is not known.

U.S. Federal Income Taxation of each Strategy
---------------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to the Strategies with respect to the determination of their "investment company taxable income" each year. This discussion assumes that the Strategies will be taxed as regulated investment companies for each of their taxable years.

            Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Strategy on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Strategy on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. Each Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by a Strategy upon termination of an option held by the Strategy). In general, if a Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Strategy has unrealized gains with respect to the other position in such straddle; (ii) a Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Strategy all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            Each Strategy may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategies is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Strategies is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of each Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategies will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategies attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategies beginning before January 1, 2008 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategies attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategies. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Strategies is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategies will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Strategies can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategies.

--------------------------------------------------------------------------------

                            STRATEGIES TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for a Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Underlying Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to that Strategy. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as a Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving a Strategy.

            Each Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. Each Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, each Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, each Strategy will attempt to negotiate best execution.

            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategies or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.



            The Strategies do not generally pay brokerage commissions because they are part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes. For the fiscal years ended August 31, 2011 and August 31, 2010, the Strategies paid no brokerage commissions. During the fiscal years ended August 31, 2011 and August 31, 2010, no brokerage commissions were paid to SCB & Co., an affiliate of the Adviser. No brokerage commissions were allocated to persons or firms supplying research services to the Strategies or the Adviser.


Disclosure of Portfolio Holdings
--------------------------------

            The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' and the Underlying Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Strategy and Underlying Portfolio, policies and procedures relating to disclosure of that Underlying Portfolio's portfolio securities. The policies and procedures relating to disclosure of each Underlying Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Portfolio's operation or useful to an Underlying Portfolio's shareholders without compromising the integrity or performance of that Underlying Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Portfolio and its shareholders) are met, no Underlying Portfolio provides or permits others to provide information about that Underlying Portfolio's portfolio holdings on a selective basis.


            Each Underlying Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of each Underlying Portfolio's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Portfolio, the market value of the Underlying Portfolio's holdings, and the percentage of the Underlying Portfolio's assets represented by the Underlying Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Portfolio holds, a summary of each Underlying Portfolio's top ten holdings (including name and the percentage of each Underlying Portfolio's assets invested in each holding), and a percentage breakdown of each Underlying Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            The Adviser may distribute or authorize the distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to such Underlying Portfolio. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Portfolio, to facilitate the review of the Underlying Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about an Underlying Portfolio's portfolio holdings that is not publicly available to an Underlying Portfolio's individual or institutional investors or to intermediaries that distribute the Underlying Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about an Underlying Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Underlying Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Portfolio's shareholders, which may include one or more Strategies, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Underlying Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Underlying Portfolio and is in the best interest of the Underlying Portfolio's shareholders, which may include one or more Strategies. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Portfolio's portfolio holdings: (i) each Underlying Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Strategies' regulatory filings; (iii) each Strategy's and each Underlying Portfolio's custodian in connection with its custody of the Strategy's assets and the Underlying Portfolio assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Company
--------------------------

            The Company was incorporated under the laws of the State of Maryland on April 24, 2002. The Company was originally organized under the name "Alliance Blended Style Series, Inc." The name of the Company was changed to "AllianceBernstein Blended Style Series, Inc." on March 31, 2003.



            A Strategy shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Strategy's assets and, upon redeeming shares, will receive the then current NAV of that Strategy represented by the redeemed shares less any applicable CDSC. The Strategies are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of any Strategy, and additional classes of shares within each Strategy. If an additional portfolio or class were established in the Strategies, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Strategy has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R, Class K and Class I shares of each Strategy bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Strategy votes separately with respect to that Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Strategy, entitled to receive the net assets of a Strategy.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.


                   AllianceBernstein 2000 Retirement Strategy
                  -------------------------------------------

            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.



                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
--------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                              69,343           12.44%

Orchard Trust Company LLC
FBO Catholic Diocese of Green Bay
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                      95,683           17.16%

Wells Fargo Bank FBO
OPTP 22 Money Purchase Pension Plan
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                            181,539           32.56%

Class B
-------

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                               1,268            9.21%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                           6,398           46.51%

Frontier Trust Company
Amber Oakley IRA Rollover
7760 N.W., 10th Street
Pembroke Pines, FL  33024-5249                         1,363            9.90%

Frontier Trust Company
MEH INC. BDA Dakota Claims
Michael L. Hencey
5111 South Canyon Road
Rapid City, SD  57702-1872                             2,913           21.17%

Frontier Trust Company
c/f Donald C. Smith Roth IRA
189 Muddy Run Rd.
Blairsville, PA 15717-5753                               725            5.27%

Frontier Trust Company
C/F Alexis L. Lanes IRA Rollover
9598 NW 32nd Ct.
Miami, FL 33147-2720                                     859            6.25%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                           5,143           11.48%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn Mutual Fund Ops Manager
510 Marquette Ave S
Minneapolis, MN 55402-1110                             3,526            7.87%

First Clearing LLC
Special Custody Account
For the Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                           15,623           34.87%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311
                                                       5,206           11.62%
LPL Financial Services
9785 Towne Center Drive
San Diego, CA 92121-1968                               3,000            6.70%

LPL Financial Services
9785 Towne Center Drive
San Diego, CA 92121-1968                               3,270            7.30%

Roland L. Kleinschmidt &
Betty L. Kleinschmidt JTWROS TOD/DE
20841 318th Ave.
Harrold, SD 57536-6601                                 2,740            6.12%

Advisor Class
-------------

MG Trust Company Cust
FBO Iogen Corp.
700 17th Street, Suite 300
Denver, CO  80202-3531                                 2,495           11.27%

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY  10010-1603                              17,758           80.24%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                          8,302            5.08%

DWS Trust Co TTEE
Atlantic Automotive Corporation
401(K) Plan
P.O. Box 1757
Salem, NH 03079-1143                                  11,839            7.25%

Orchard Trust Company LLC TTEE Cust
Muskegon Surgical Associates PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111                         135,288           82.86%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                            342,120           17.75%

Mercer Trust Co. TTEE
FBO Solo Cup Co. Profit Sharing Plus Plan
1 Investors Way
Norwood, MA 02062-1599                               182,613            9.48%

Orchard Trust Co LLC TTEE
FBO Green Valley Country Club
Retirement Plan
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                    114,571            5.94%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                     457,338           23.73%

Orchard Trust Co LLC TTEE
FBO Plastic Surgery Center PA
Profit Sharing Plan & Trust
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                    165,919            8.61%

Class R
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                         23,387           16.22%

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                               54,029           37.47%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                               33,532           23.26%

                   AllianceBernstein 2005 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.





                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2005 Rt.
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                    156,938           11.32%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                              463,929           33.46%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                             152,106           10.97%

Orchard Trust Company LLC
FBO Catholic Diocese of Green Bay
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                     106,755            7.70%

Class B
-------

Frontier Trust Company Cust
c/f Sarah G. Shinpock IRA Rollover
5351 Avery Woods Lane
Knoxville, TN  37921-5244                              7,623           24.44%

Frontier Trust Company
Dr. Steven Lanham DDS
Patricia A. Neal
4816 Harvest Lane, NE
Orangeburg, SC  29118-9470                             2,869            9.20%

Frontier Trust Company
c/f David W Nolan Roth IRA
529 Lakeside CIR
Sunrise, FL 33326-2136                                 1,692            5.42%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                              4,707           15.09%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                           3,897           12.49%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             4,042           12.96%

Robert E. Zimmerman
Virginia V. Greer JTWROS
1201 8th Avenue, N.E., Trlr. 92
Aberdeen, SD  57401-2590                               1,794            5.75%

Class C
-------

Frontier Trust Company
Vet Center of White Plains PC NDFI
Debra S. Lindhjem
38 Sunset Drive
White Plains, NY  10604-2332                           4,310           12.20%

Frontier Trust Company
Waterloo Oil NDFI Simple IRA
Perry L. Steinmeyer
124 Edgemont Circle
Waterloo, IA  50702-5712                               2,353            6.66%

Frontier Trust Company
c/f James C. Everett IRA
1325 S. Idaho Road
Apache Junction, AZ 85119-6424                         2,090            5.92%

Frontier Trust Company
c/f Ruth E. White IRA R/O
602 E. Kentucky
Indianola, IA  50125-4000                              3,449            9.76%

Frontier Trust Company
c/f Rosemary Booth IRA Rollover
9503 Marsena Court
Charlotte, NC  28213-3760                              2,273            6.43%

MG Trust Company Cust FBO
D&L Group
700 17th Street, Suite 300
Denver, CO  80202-3531                                 6,619           18.74%

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                           4,691           13.28%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                            2,972            8.41%

Roy E. Hewitt & Margaret M. Hewitt JTWROS
105 Mohawk Lane
Clinton, TN  37716-6572                                2,104            5.96%

Advisor Class
-------------

Giaquinta Irrev. Living Trust DTD 12/27/06
Gaetana Giaquinta as Grantor
John Giaquinta TTEE
4 Redgrave Avenue
Staten Island, NY  10306-3619                         15,274           23.81%

Frontier Trust Company
c/f  Bridget A. Browne IRA R/O
151 Hunt Avenue
Pearl River, NY  10965-1881                            7,550           11.77%

MG Trust Company Customer FBO
Sunrise Safety Services Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                                 6,293            9.81%

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                           16,121           25.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            11,668           18.19%

Class I
-------

DWS Trust Co TTEE
Atlantic Automotive Corporation
401(K) Plan
P.O. Box 1757
Salem, NH 03079-1143                                  16,953           18.49%

JP Morgan TTEE for the GZA
Geoenvironmental Inc.
Restated 401(k) Profit Sharing Plan
9300 Ward Parkway
Kansas City, MO  64114-3317                           18,053           19.69%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                          19,736           21.53%

Orchard Trust Company LLC TTEE CUST
Muskegon Surgical Associates PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                      34,847           38.01%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                            157,913           13.94%

Mercer Trust Co. TTEE
FBO Solo Cup Co. Profit Sharing Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                71,387            6.30%

NFS LLC FEBO
State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                               87,382            7.71%

Orchard Trust Company LLC TTEE Cust
FBO Keane and Beane PC 401 K
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                      82,098            7.25%

Orchard Trust Company LLC TTEE Cust
FBO North Suburban Pediatrics
S C Profit Sharing Plan & Trust
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                     137,055           12.10%

Orchard Trust Company LLC TTEE Cust
FBO Arnold M. Lieberman DDS and
Vasilios Mesimeris DMD PC 401K PSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                     88,936            7.85%

Orchard Trust Company LLC TTEE Cust
FBO TS - Joel Goldberg MD PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                     129,282           11.41%

Class R
-------

Charles Schwab & Co
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                          23,969            8.21%

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                               14,685            5.03%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                              22,971            7.87%

NFS LLC FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                             180,469           61.84%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                               14,693            5.03%

                   AllianceBernstein 2010 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2010 RT
8515 E Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                       334,708         8.98%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                277,618         7.44%

ING Framework
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162                                335,919         9.01%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                464,686        12.46%

Orchard Trust Co TTEE
Employee Benefits Clients
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                       397,936        10.67%

Orchard Trust Co LLC
FBO Catholic Diocese of Green Bay
c/o Fascore LLC
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                       378,561        10.15%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                             3,513         6.96%

First Clearing, LLC
Special Custody Account for the Exclusive
Benefit of Customers
2801 Market Street
St. Louis, MO 63103-2523                                 4,956         9.82%

Frontier Trust Company
FBO Pat M. Booth IRA Rollover
1728 Kingsgate Court
Alexandria, VA 22302-2637                                2,900         5.74%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                                3,533         7.00%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                                5,225        10.35%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                 6,570        13.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                              8,468        16.77%

Raymond James
Omnibus for Mutual Funds
House Accounts
Attn:  Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  32246-6484                           2,782         5.51%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                            99,588        38.56%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                  50,179        19.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                             37,425        14.49%

Advisor Class
-------------

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                566,281        53.63%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                       293,538        27.80%

Wells Fargo Bank NA
Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                        63,814         6.04%

Class I
-------

DWS Trust Co TTEE
Atlantic Automotive Corporation
401 K Plan
P.O. Box 1757
Salem, NH 03079-1143                                    48,127         9.03%

MAC & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                              289,748        54.34%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                            40,258         7.55%

NFS LLC FEBO
Marshall & Ilsley Trust Co. NA
Attn: Mutual Funds
11270 W. Park Place, Suite 400
Milwaukee, WI 53224                                     30,757         5.77%

Orchard Trust Company LLC TTEE Cust
George Little Mgmt LLC 401K PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002                       48,610         9.12%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                            1,444,835        24.90%

NFS LLC FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY  10528-2418                               349,773         6.03%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlif
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                    1,041,062        17.94%

Class R
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                            83,733         6.89%

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                277,077        22.80%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                               241,345        19.86%

NFS LLC FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY  10528-2418                               111,565         9.18%

                   AllianceBernstein 2015 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.





                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
--------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2015 Rt
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         653,801       9.54%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  489,986       7.15%

Orchard Trust Co TTEE
Employee Benefits Clients
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                         475,747       6.94%

Orchard Trust Co LLC
FBO Catholic Diocese of Green Bay
C/O Fascore LLC
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                         745,317      10.88%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                 967,840      14.12%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                              13,587       6.55%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy.
Maryland HTS, MO  63043-3009                              14,138       6.81%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customers
2801 Market Street
Saint Louis, MO 63103-2523                                12,147       5.85%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                              15,620       7.53%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                  11,852       5.71%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               20,843      10.04%

Class C
-------

MG Trust Company Cust. FBO
John N. Gardner Institute for Excel
700 17th Street, Suite 300
Denver, CO 80202-3531                                     38,472       7.23%

Mid Atlantic Trust Co. FBO
French Connection Holdings in 401(K)
PSP & Trust
1251 Waterfront Place, Suite 252
Pittsburgh, PA 15222-4228                                 82,179      15.45%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             230,861      43.40%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               29,857       5.61%

Advisor Class
-------------

New York Life Trust Company
Evening Post Published Company & Affiliated Companies
51 Madison Avenue
Room 117A
New York, NY 10010-1603                                   81,333      17.04%

Orchard Trust Company TTEE
Employ Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                          41,846       8.77%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               60,749      12.73%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                          40,143       8.41%

Wells Fargo Bank NA Custodian FBO
Washington Country Public Schools 40
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         178,792      37.45%

Class I
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,350,584      12.64%

Mac & Co.
Attn: Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                              2,747,419      64.12%

Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                666,200      15.55%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,350,584      12.64%

Mercer Trust Co. TTEE
FBO Solo Cup Co., Profit Sharing Plus Plan
1 Investors Way, MSC
Norwood, MA 02062-1599                                   834,757       7.82%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                                  993,537       9.30%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlif
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      1,757,315      16.45%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  490,273      16.16%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                               1,036,400      34.15%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                                 303,533      10.00%

                   AllianceBernstein 2020 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2020 RT
8515 E. Orchard Road, #2T2
Greenwood Village, CO 8011-5002                          934,327      10.87%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  444,077       5.17%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 8011-5002                          778,107       9.05%

Orchard Trust Co LLC
FBO Catholic Diocese of Green Bay
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         589,755       6.86%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                               1,334,758      15.53%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                              13,346       6.88%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy.
Maryland HTS, MO  63043-3009                              10,012       5.16%

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customers
2801 Market Street
Saint Louis, MO 63103-2523                                12,710       6.55%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                              20,758      10.70%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                  17,360       8.95%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             241,494      41.61%

Advisor Class
-------------

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                  117,752      18.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                64,157      10.08%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         58,302       9.16%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        190,094      29.86%

Class I
-------

Brown Brothers Harriman & Co.
525 Washington Blvd.
Jersey City, NJ  07310-1606                              875,979      34.97%

Mac & Co
Attn: Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                606,027      24.19%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              305,721      12.20%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        201,918       8.06%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                                255,021      10.18%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              3,066,386      16.71%

Mercer Trust Co. TTEE
FBO Solo Cup Co., Profit Sharing Plus Plan
1 Investors Way MSC N-3-G
Norwood, MA 02062-1599                                 1,095,756       5.97%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY 10528-2418                                2,129,262      11.60%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlif
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      3,574,281      19.48%

Class R
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                             220,484       5.06%

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  939,462      21.54%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                               1,023,347      23.46%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY  10528-2418                                 520,815      11.94%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                 249,627       5.72%

                   AllianceBernstein 2025 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2025 R
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      1,091,992      13.31%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  660,711       8.06%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                               1,278,882      15.59%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                               8,388       6.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               17,034      13.44%

Spokane Surgery Center
401(K) PSP FBO Stewart Brim
Steward Brim Tree
1120 N. Pine Road
Spokane Valley, WA 99206-4942                              7,156       5.65%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             194,483      48.93%

Advisor Class
-------------

New York Life Trust Company
Evening Post Publishing Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                   66,435      15.25%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         66,249      15.21%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         59,301      13.61%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         103,450      23.74%

Class I
-------

Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                597,783      41.87%

MLPF&S for the Sole Benefit of Its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             139,583       9.78%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        219,347      15.37%

Orchard Trust Company LLC TTEE Cust
Muskegon Surgical Associates PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         84,542       5.92%

Orchard Trust Company LLC TTEE Cust
George Little Mgmt LLC 401K PSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         79,490       5.57%

Class K
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,639,638      12.02%

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                 1,116,733       8.18%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY 10528-2418                                1,642,956      12.04%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      2,119,548      15.53%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  536,726      13.34%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                               1,295,456      32.19%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              205,645       5.11%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY  10528-2418                                 449,176      11.16%

                   AllianceBernstein 2030 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2030 R
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                        453,196       6.35%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  588,312       8.25%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              409,963       5.75%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                        822,648      11.53%

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                1,239,587      17.38%

Class B
-------

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                 6,146       5.54%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                  14,493      13.06%

Pershing LLC
P.O. Box 2052
Jersey City NJ, 07303-2052                                 7,027       6.33%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              232,351      51.86%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
P.O. Box 368
Indianapolis, IN 46206-0368                               28,122       6.53%

New York Life Trust Company
Evening Post Publishing Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                   91,102      21.16%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         23,028       5.35%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         89,852      20.87%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                          84,913      19.73%

Class I
-------

Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                400,149      27.52%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              158,674      10.91%

Orchard Trust Company LLC TTEE Cust
Muskegon Surgical Associates PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                          75,855       5.22%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401(K) PSP
P.O. Box 8584
San Diego, CA 92186-5484                                  83,494       5.74%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        365,405      25.13%

Class K
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,723,123      14.20%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY 10528-2418                                1,302,684      10.74%

Mercer Trust Co. TTEE
FBO Solo Cup Co. Profit Sharing Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                   852,774       7.03%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      2,312,507      19.06%

Class R
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                            215,415       5.37%

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  950,384      23.71%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                                 927,508      23.14%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              205,712       5.13%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Ave.
Harrison, NY 10528-2418                                  302,763       7.55%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                  281,147       5.94%

                   AllianceBernstein 2035 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FII-AllianceBernstein 2035 RT
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         346,264        7.19%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  368,405        7.65%

Orchard Trust Company TTEE
Employee Benefit Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         276,570        5.74%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                               1,029,457       21.36%

Class B
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                              7,787        8.99%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                                  7,321        8.45%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                   9,182       10.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                 5,066        5.85%

Class C
-------

MG Trust Company Customer FBO
Cepak Sales & Marketing
700 17th Street, Suite 300
Denver CO, 80202-3531                                     20,585        6.99%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              100,578       34.15%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                               36,720        8.78%

New York Life Trust Company
Evening Post Publishing Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY  10010-1603                                  44,487       10.64%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        123,324       29.49%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                         102,077       24.41%

Class I
-------

JP Morgan TTEE
For the GZA Geoenvironmental Inc.
Restated 401(K) Profit Sharing Plan
9300 Ward Parkway
Kansas City, MO  64114-3317                               87,848        7.41%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                408,970       34.51%

MLPF&S for the Sole Benefit of Its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             116,948        9.87%

Orchard Trust Company LLC TTEE Cust
George Little MGMT LLC 401K PSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         82,661        6.97%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        186,866       15.77%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                                 96,372        8.13%

Class K
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                            453,170        5.24%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,045,821       12.09%

Mercer Trust Co. TTEE FBO
Solo Cup Company
Profit Sharing Plus Plan
1 Investors Way MSC N-1-G
Norwood, MA 02062-1599                                   471,456        5.45%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                  952,987       11.01%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      1,517,398       17.54%

Class R
-------

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  370,791       15.04%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                                 753,633       30.58%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418
                                                         269,033       10.92%

                   AllianceBernstein 2040 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2040 RE
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                        262,285       6.18%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  451,448      10.63%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             265,699       6.26%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                        385,408       9.08%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                 889,816      20.96%

Class B
-------

Frontier Trust Company Cust.
FBO Mary K. Nagy IRA Rollover
9 Bronia Street
Howell, NJ  07731-3804                                     6,364       7.36%

Frontier Trust Company
Precision Mechanical Inc.
Ryan Mentink
382 Ram Lane
Silt, CO  81652-8846                                       4,584       5.30%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5503                                  10,080      11.65%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                5,912       6.83%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             126,962      48.27%

Wayne Friedland, Fred Golden,
Robin Dipadova FBO
Epic and Automated 401(k) Plan
3320 Route 66
Neptune, NJ 07753-2768                                    14,572       5.54%

Advisor Class
-------------

New York Life Trust Company
Evening Post Publishing Company &
Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY  10010-1603                                  41,902       8.82%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        172,668      36.35%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                          74,314      15.64%

Class I
-------

JP Morgan Chase as Trustee FBO
GZA GeoEnvironmental, Inc.
Restated 401(K) Profit Sharing Plan and Trust
11500 Outlook Street
Overland Park, KS 66211-1804                             103,642      10.11%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                                436,735      41.80%

MLPF&S For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             124,175      11.89%

Orchard Trust Company LLC TTEE CUST
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA 92186-5484                                 108,939      10.43%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                         95,828       9.17%

Class K
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                            608,671       9.05%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              1,118,558      16.63%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                  614,916       9.14%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                      1,282,590      19.07%

Class R
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                             153,731       6.32%

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                  515,414      21.20%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                                 582,664      23.97%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                  242,679       9.98%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                  124,784       5.13%

                   AllianceBernstein 2045 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.





                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2045 Ret.
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                       395,500        11.92%

Hartford Securities Distribution Company Inc/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                 215,324         6.49%

ING
K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162                                 206,184         6.21%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                       169,815         5.12%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                810,420        24.42%

Class B
-------

Charles Kluger
Kluger Architects Inc.
Craig D. Prestinizi
804 E. Washington Avenue
Orange, CA  92866-2040                                    2,662         8.00%

Frontier Trust Company
c/f Robert F. Howarth IRA
10354 Crossbeam Court
Columbia, MD  21045-5239                                  4,042        12.14%

Frontier Trust Company
C/F Maylin Gonzalez IRA
409 14th St., Apt 1L
Brooklyn, NY 11215-5124                                   1,777         5.34%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                              2,394         7.19%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             93,547        50.20%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761                                 10,876         5.84%

Advisor Class
-------------

New York Life Trust Company
Evening Post Publishing Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY  10010-1603                                 51,293         8.19%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                       412,147        65.83%

Wells Fargo Bank NA
Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                         67,268        10.74%

Class I
-------

AIG Retirement Services Company
FBO AIGFSB Cust TTEE FBO
Suffolk County
2929 Allen Parkway
Houston, TX 77019-2118                                  102,558        24.44%

DWS Trust Co TTEE
Atlantic Automotive Corporation
401K Plan
P.O. Box 1757
Salem, NH 03079-1143                                     30,715         7.32%

MLPF&S for the Sole Benefit of Its
Customers
Attn: Fund Admin.
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                             85,351        20.34%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        58,400        13.92%

Orchard Trust Company LLC TTEE Cust
George Little MGMT LLC
401K PSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        41,265         9.84%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                                61,165        14.58%

Class K
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                           392,319         9.09%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                               601,718        13.95%

Mercer Trust Co TTEE FBO
Solo Cup Co PS
Plus Plan
1 Investors Way MSC N-1-G
Norwood, MA 02062-1599                                  217,142         5.03%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                 566,907        13.14%

Reliance Trust Company FBO
Retirement Plans Serviced by Metlife
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                       718,415        16.65%

Class R
-------

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                 355,012        19.72%

ING Enhanced K-Choice
Trustee: Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                                569,207        31.62%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                 148,776         8.26%

                   AllianceBernstein 2050 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.




                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

Great West Life & Annuity
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                           72,442       13.96%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, FL 32246-6484                                49,166        9.47%

Orchard Trust Company LLC FBO Putnam INV
FBO Recordkeeping for Various Benefit
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                          45,687        8.80%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                          62,082       11.96%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westmood, MA 02090-2318                                    82,185       15.84%

Class B
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains NY, 10601-1712                                 1,000       25.65%

First Clearing, LLC
Special Custody Account
For the Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                    254        6.51%

Frontier Trust Company
c/f  Robert M. Witt Roth IRA
473 Western Avenue
Albany, NY 12203-1512                                         432       11.08%

Frontier Trust Company
c/f Vanessa M. Cabana IRA Rollover
112 Pulaski Boulevard
Bellingham, MA 02019-2743                                   1,542       39.53%


Frontier Trust Company
c/f  Danielle K. Dear Roth IRA
6559 Royal Parkway N.
Lockport, NY 14094-6615                                       669       17.15%

Class C
-------

Frontier Trust Company
Tustin Hearing Center, Inc.
Michelle L. Griffin
8730 Mandarin Ave.
Alta Loma, CA 91701-3367                                    1,410        5.38%

James Kenard FBO
Krate LLC 401K PSP & Trust
4402 23rd St., Suite 516
Long Island City, NY 11101-5072                             2,224        8.49%

Mid Atlantic Trust Co. FBO
French Connection Holdings in 401(K)
PSP & Trust
1251 Waterfront Place, Suite 252
Pittsburgh, PA 15222-4228                                   2,293        8.76%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                 5,190       19.82%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                  8,566       32.71%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                 3,369        6.00%

MG Trust Company Cust FBO
Mead Enterprises Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                                       3,233        5.76%

New York Life Trust Company
Evening Post Published Company & Affiliated Companies
51 Madison Ave., Room 117A
New York, NY 10010-1603                                    33,862       60.33%

Orchard Trust Co. TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                           6,026       10.74%

Reliance Trust Company FBO
ARMA 401K
P.O. Box 48529
Atlanta, GA  30362-1529                                     2,914        5.19%

Class I
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                90,953       57.64%

NFS LLC FEBO
Marshall & Ilsley Trust Co. NA
FBO Bank Daily Recordkeeping
Attn: Mut Funds
11270 W. Park Place
Suite 400
Milwaukee, WI 53224-3638                                   25,285       16.02%

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002                          16,588       10.51%

Orchard Trust Company LLC TTEE Cust
George Little MGMT LLC
401K PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002                          10,904        6.91%

Class K
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                             325,447       20.11%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                                 499,144       30.84%

Class R
-------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                23,269        5.52%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                              53,688       12.75%

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                   111,889       26.56%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY  10528-2418                                   32,509        7.72%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                    63,940       15.18%

                   AllianceBernstein 2055 Retirement Strategy
                  -------------------------------------------


            As of December 9, 2011, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.





                                                     No. of            % of
Name and Address                                     Shares of Class   Class
----------------                                     ---------------   ------

Class A
-------

MG Trust Co Cust
FBO Lithographics Inc. 401K Retirement
700 17th Street, Suite 300
Denver, CO 80202-3531                                   14,138         11.87%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                 47,117         39.56%

Class B
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains NY, 10601-1721                              1,000         28.30%

Frontier Trust Company
c/f Michael A. Salamanca IRA R/O
14271 S.W., 38th Street
Miami, FL 33175-7806                                       503         14.23%

Frontier Trust Company
c/f Elijah M. Abad Roth IRA
5608 Amboy Road
Staten Island NY, 10309-3102                             1,479         41.85%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968                                   552         15.61%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains NY, 10601-1712                              1,000         10.70%

Frontier Trust Company
c/f John Murphy Roth IRA
16 Rene Court
Wayne, NJ 07470-8415                                     1,940         20.77%

James Kenard FBO
Krate LLC 401K PSP & Trust
4402 23rd St., Suite 516
Long Island City, NY 11101-5072                          2,258         24.17%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                980         10.49%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               1,427         15.27%

Advisor Class
-------------

American United Life Cust
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                              1,114         10.01%

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                              4,595         41.30%

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Ave., Room 117A
New York, NY 10010-1603                                  3,232         29.04%

Orchard Trust Co. TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                           913          8.20%

Class I
-------

Orchard Trust Company LLC TTEE Cust
J. D'Addario & Company
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                        2,930         13.05%

Orchard Trust Company LLC TTEE Cust
George Little MGMT LLC
401K PSP
P.O. Box 85484
San Diego, CA  92186-5484-5002                           6,862         30.57%

Orchard Trust Company LLC TTEE Cust
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                               11,655         51.92%

Class K
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                           24,638          6.33%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                              118,308         30.37%

NFS LLC FEBO
State Street Bank Trust Co
TTEE Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418                                 26,215          6.73%

Orchard Trust Company LLC TTEE
FBO Miami Diver Inc 401K PSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                        19,968          5.13%

Orchard Trust Company LLC TTEE
FBO New York Athletic Club
401K Savings Plan
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                        50,578         12.98%

Class R
-------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                             10,760          9.81%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                             8,029          7.32%

Hartford Life Insurance Company
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                 19,683         17.94%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                              8,884          8.10%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                 24,653         22.47%


Custodial Arrangements
----------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as the Company's custodian, but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Strategy. Under the Distribution Services Agreement between the Strategies and ABI, the Strategies have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Strategies.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies.

            The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2011 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and
(2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Strategies with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or on the internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of the Strategies for the fiscal year ended August 31, 2011 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual report. The annual report was filed on Form N-CSR with the SEC on November 7, 2011. This report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------
                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING
--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                     Exhibit



                         Statement of Policy Regarding

                             Responsible Investment

                     Principles for Responsible Investment,

                    ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:



Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Steve Cheetham: SVP-Value, London

James Crawford: SVP-Value, Australia

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

David Lesser: VP-Legal, New York

Jason Ley: SVP-Growth, Chicago

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

John Phillips: SVP-Value, New York

Guy Prochilo: SVP-Institutional Investments, New York

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C
                               OTHER INFORMATION

ITEM 28. Exhibits

      (a)   (1)   Articles of Incorporation of Registrant - Incorporated by
                  reference to Exhibit (a) to the Registrant's Registration
                  Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on April 26, 2002.

            (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on October 9, 2003.

            (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 18, 2005 and filed January 20, 2005 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

            (4) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

            (5) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801), filed with the Securities and Exchange Commission on May 31, 2006.

            (6) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on June 29, 2007.

      (b) Amended and Restated Bylaws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on March 15, 2006.

      (c)   Not applicable.

      (d)   (1)   Form of Amended Advisory Agreement between the Registrant
                  and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 14 to the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  333-87002 and 811-21081), filed with the Securities and Exchange Commission on May 31, 2006.

            (2) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (d)(2) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on June 29, 2007.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  AllianceBernstein Investment Research and Management, Inc.) -
                  Incorporated by reference to Exhibit (e)(1) to Pre-Effective
                  Amendment No. 2 to the Registrant's Registration Statement on
                  Form N-1A (File Nos. 333-87002 and 811-21081), filed with the
                  Securities and Exchange Commission on July 9, 2002.

            (2) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on December 17, 2003.

            (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

            (5) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on May 31, 2006.

            (6) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc.
                  - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on June 29, 2007.

            (7) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

            (9) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 with respect to the AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy and U.S. Large Cap Portfolio - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Form of Transfer Agency Agreement between the Registrant
                  and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No.
                  2 to the Registrant's Registration Statement on Form N-1A
                  (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 9, 2002.

            (2) Form of Expense Limitation Undertaking - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on May 31, 2006.

            (4) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on June 29, 2007.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.


      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.


      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See exhibit (e)(1) hereto.


      (n) Amended and Restated Rule 18f-3 Plan, dated March 9, 2011 - Filed herewith.


      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 to the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2)   Code of Ethics for AllianceBernstein L.P. and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to post- effective Amendment No. 105 of the Registration Statement on Form N- 1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

      Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29. Persons Controlled by or Under Common Control with the Fund.

            None.

ITEM 30. Indemnification

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article VIII and
            Article XI of the Registrant's Amended and Restated Bylaws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VIII, Section 7 and Article XI, of the Registrant's Bylaws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 28 of this Registration Statement, as set forth below.

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

            "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

            (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

            (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VIII, Section 7 of the Registrant's Bylaws reads as follows:

            "Section 7. Insurance Against Certain Liabilities. The Corporation may obtain liability insurance for its directors and officers to the extent permitted by the 1940 Act."

Article XI of the Registrant's Bylaws reads as follows:

            "To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption."

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

            The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, which is filed as Exhibit
            (a) and incorporated by reference herein, and the By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. which are filed in response to
            Item 28.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 31. Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32. Principal Underwriters.

      (a) AllianceBernstein Investments, Inc. the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investments, Inc. is Principal Underwriter or Distributor for the following investment companies:


             AllianceBernstein Balanced Shares, Inc.
             AllianceBernstein Bond Fund, Inc.
             AllianceBernstein Cap Fund, Inc.
             AllianceBernstein Core Opportunities Fund, Inc.
             AllianceBernstein Corporate Shares
             AllianceBernstein Equity Income Fund, Inc.
             AllianceBernstein Exchange Reserves
             AllianceBernstein Fixed-Income Shares, Inc.
             AllianceBernstein Global Bond Fund, Inc.
             AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
             AllianceBernstein Greater China '97 Fund, Inc.
             AllianceBernstein Growth and Income Fund, Inc.
             AllianceBernstein High Income Fund, Inc.
             AllianceBernstein Institutional Funds, Inc.
             AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
             AllianceBernstein International Growth Fund, Inc.
             AllianceBernstein Large Cap Growth Fund, Inc.
             AllianceBernstein Municipal Income Fund, Inc.
             AllianceBernstein Municipal Income Fund II
             AllianceBernstein Short Duration Portfolio(1)
             AllianceBernstein Small/Mid Cap Growth Fund, Inc.
             AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
             AllianceBernstein Unconstrained Bond Fund, Inc.
             AllianceBernstein Variable Products Series Fund, Inc.
             Sanford C. Bernstein Fund II, Inc.
             The AllianceBernstein Pooling Portfolios
             The AllianceBernstein Portfolios


--------
1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.


      (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.






                             POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                         WITH UNDERWRITER             WITH REGISTRANT
----                         ---------------------        ---------------------

Directors
---------

Robert M. Keith              Director and President        President and Chief
                                                           Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,        Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Kenneth F. Barkoff           Senior Vice President

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Derek Yung                   Senior Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Oliver Herson                Vice President

Lia A. Horii                 Vice President

Vincent Huang                Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Hiroshi Kimura               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and            Assistant Secretary
                             Counsel

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Darren L. Luckfield          Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Kristin M. Seabold           Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Aimee K. Alan                Assistant Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Robert A. Brazofsky          Assistant Vice President

James M. Broderick           Assistant Vice President

Erik Carell                  Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Mikhail Cheskis              Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Arend J. Elston              Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

David G. Mitchell            Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Jared M. Piche               Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Richard A. Schwam            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary


      (c)   Not applicable.

ITEM 33. Location of Accounts and Records.

      The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln St., Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34. Management Services.

      Not applicable.

ITEM 35. Undertakings

      Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 28th day of December, 2011.


                                    ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

                                    By:  Robert M. Keith*
                                         ----------------
                                         Robert M. Keith
                                         President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                    Date
     ----------                       -----                    ----

1.    Principal Executive
      Officer:


      Robert M. Keith*               President and             December 28, 2011
      ----------------               Chief Executive Officer
      Robert M. Keith


2.    Principal Financial
      and Accounting
      Officer:


      /s/  Joseph J. Mantineo
           ------------------
           Joseph J. Mantineo        Treasurer and             December 28, 2011
                                     Chief Financial
                                     Officer
3.    All of the Directors:


      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


     *By:  /s/Stephen J. Laffey                                December 28, 2011
           --------------------
              Stephen J. Laffey
              (Attorney-in-fact)

                               Index to Exhibits



Exhibit No.                   Description of Exhibits
-----------                   ------------------------

(i)                       Opinion and Consent of Seward & Kissel LLP


(j)                       Consent of Independent Registered Accounting Firm

(n)                       Amended and Restated Rule 18f-3 Plan

Other Exhibits            Powers of Attorney




SK 00250 0157 1253935
12/27/11